       As filed with the Securities and Exchange Commission on May 1, 2001

                   Registration Nos. 333- 44876 and 811- 04844

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      Pre-Effective Amendment No.                                            |_|
      Post-Effective Amendment No. 1                                         |X|

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
      Amendment No. 24                                                       |X|

                        (Check appropriate box or boxes)

             Separate Account I of Integrity Life Insurance Company
                           (Exact Name of Registrant)

                        Integrity Life Insurance Company
                               (Name of Depositor)

                  515 West Market Street, Louisville, KY 40202
         (Address of Depositor's Principal Executive Offices) (Zip Code)
        Depositor's Telephone Number, including Area Code (502) 582-7900

                             G. Stephen Wastek, Esq.
                        Integrity Life Insurance Company
                             515 West Market Street
                           Louisville, Kentucky 40202
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon after the effective date of this Registration Statement as is practicable.

It is proposed that this filing will become effective (check appropriate box)

      |_|   immediately upon filing pursuant to paragraph (b) of Rule 485

      |X|   on (May 1, 2001) pursuant to paragraph (b) of Rule 485

      |_|   60 days after filing pursuant to paragraph (a)(1) of Rule 485

      |_|   on (date) pursuant to paragraph (a)(1) of Rule 485

      |_|   75 days after filing pursuant to paragraph (a)(2) of Rule 485

      |_|   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

      |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

                                   AnnuiChoice
                        Flexible Premium Variable Annuity
                   issued by Integrity Life Insurance Company

This prospectus describes flexible premium variable annuity contracts offered to individuals and to groups by Integrity Life Insurance Company, a subsidiary of The Western and Southern Life Insurance Company (W&S). The contracts (collectively, a contract) provide several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended. Separate Account I funds the variable annuity contract. You may allocate contributions to various available investment divisions of the Separate Account, called Variable Account Options, or to our Fixed Accounts, or both. The Variable Account Options and Fixed Accounts are together referred to as Investment Options.

Your contributions to the Variable Account Options of Separate Account I are invested in shares of the Portfolios of the following mutual funds or unit investment trust ("UIT"):


Fidelity VIP Funds

Fidelity VIP Equity-Income
Fidelity VIP Growth
Fidelity VIP Overseas
Fidelity VIP High Income
Fidelity VIP Investment Grade Bond
Fidelity VIP Asset Manager
Fidelity VIP Index 500
Fidelity VIP Contrafund
Fidelity VIP Asset Manager: Growth
Fidelity VIP Growth Opportunities
Fidelity VIP Balanced
Fidelity VIP Growth & Income
Fidelity VIP Mid-Cap
Fidelity VIP Dynamic Capital Appreciation
Fidelity VIP Money Market

Janus Aspen Series

Janus Aspen Series Balanced
Janus Aspen Series Worldwide Growth
Janus Aspen Series Growth
Janus Aspen Series Aggressive Growth
Janus Aspen Series Capital Appreciation
Janus Aspen Series Equity Income
Janus Aspen Series International Growth
Janus Aspen Series Strategic Value

The Legends Fund

Baron Small Cap
Gabelli Large Cap Value
Harris Bretall Sullivan & Smith Equity Growth
Third Avenue Value

MFS Funds

MFS Emerging Growth
MFS Investors Trust
MFS Mid Cap Growth
MFS New Discovery
MFS Capital Opportunities
MFS Investors Growth Stock
MFS Total Return
MFS Research

Putnam Funds

Putnam VT Voyager Fund II - Class IB
Putnam VT International Growth - Class IB
Putnam VT Growth and Income Fund - Class IB
Putnam VT Technology Fund - Class IB
Putnam VT Small Cap Value Fund - Class IB

Touchstone Variable Series Trust

Touchstone International Equity Fund
Touchstone Emerging Growth Fund
Touchstone Small Cap Value Fund
Touchstone Growth/Value Fund
Touchstone Equity Fund
Touchstone Enhanced 30 Fund
Touchstone Value Plus Fund
Touchstone Growth & Income Fund
Touchstone Balanced Fund
Touchstone High Yield Fund
Touchstone Bond Fund
Touchstone Money Market Fund

Van Kampen Life UIT Portfolios

Van Kampen Bandwidth & Telecommunications
Van Kampen Biotechnology & Pharmaceutical
Van Kampen Internet
Van Kampen Morgan Stanley High-Tech 35sm
Van Kampen Morgan Stanley U.S. Multinationalsm

We also offer Guaranteed Rate Options (GROs) and Systematic Transfer Option
(STO), together referred to as Fixed Accounts. The money you put into a GRO earns a fixed interest rate that we declare at the beginning of the duration you select. A Market Value Adjustment will be made for withdrawals, surrenders, transfers and certain other transactions made before your GRO Account expires. However, your value under a GRO can't be decreased below an amount equal to your allocation into a GRO account increased by any Added Value Option credits, less prior withdrawals, plus 3% interest compounded annually, less administrative or Added Value Option charges (Minimum Value). Withdrawal charges, an annual administrative charge, and recapture of the Added Value Option may apply and may invade principal. Your allocation to the STO earns a fixed interest rate that we declare each calendar quarter, guaranteed never to be less than an effective annual yield of 3%. You must transfer all contributions you make to the six-month STO into other Investment Options within six months and transfer all contributions to the twelve-month STO within one year of contribution. This is done on a monthly or quarterly basis.




This prospectus contains information about the contract that you should know before investing. You should read this prospectus and any supplements, and retain them for future reference. This prospectus isn't valid unless provided with the current Portfolio prospectuses, which you should also read.

This product offers several optional features, including an Added Value Option where Integrity credits a percentage of purchase payments to your account. Expenses for a contract with these options will be higher than for a contract without the options. Over time, the benefit of the Added Value Option may be more than offset by the fees associated with the option. Please refer to Section 6, "Optional Contract Features" for further detail.

For further information and assistance, contact our Administrative Office at Integrity Life Insurance Company, P.O. Box 740074, Louisville, Kentucky 40201-0074. Our express mail address is Integrity Life Insurance Company, 515 West Market Street, Louisville, Kentucky 40202-3319. You may also call us at 1-800-325-8583.


Registration statements relating to the contract, which include a Statement of Additional Information (SAI) dated May 1, 2001, have been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus. A free copy of the SAI is available by writing to or calling our Administrative Office. The table of contents for the SAI is found on page 45.


The contract is not a deposit or other obligation of, or guaranteed by, any bank, nor is it insured by the FDIC. It is subject to investment risks, including possible loss of the principal amount invested.

The Securities and Exchange Commission has not approved or disapproved the contract or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You can review and copy information about the contract at the SEC's Public Reference Room in Washington, D.C. For hours of operation of the Public Reference Room, please call 1-800-SEC-0330. You may also obtain information about the contract on the SEC's Internet site at http://www.sec.gov. Copies of that information are also available, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.


The date of this prospectus is May 1, 2001.

                                TABLE OF CONTENTS


                                                                          Page
Section 1 - Summary
Your Variable Annuity Contract..............................................6
Your Benefits...............................................................6
How Your Contract is Taxed..................................................6
Your Contributions..........................................................6
Your Investment Options.....................................................6
Variable Account Options....................................................6
Account Value, Adjusted Account Value and Cash Value .......................7
Transfers...................................................................7
Charges and Fees............................................................7
Withdrawals.................................................................7
Added Value Option..........................................................7
Your Initial Right to Revoke................................................7
Risk/Return Summary: Investments and Risks..................................8
Table of Annual Fees and Expenses...........................................9
Examples...................................................................14

Section 2 - Integrity and The Separate Account
Integrity Life Insurance Company...........................................17
The Separate Account and the Variable Account Options......................17
Assets of Our Separate Account.............................................17
Changes In How We Operate..................................................17

Section 3 - Your Investment Options
Fidelity Variable Insurance Products Funds.................................18
Janus Aspen Series.........................................................20
The Legends Fund...........................................................21
MFS Funds..................................................................22
Putnam Funds...............................................................24
Touchstone.................................................................25
Van Kampen.................................................................27
Fixed Accounts.............................................................28
Guaranteed Rate Options....................................................28
          Renewals of GRO Accounts.........................................29
          Market Value Adjustments.........................................29
          Systematic Transfer Option.......................................30

Section 4 - Deductions and Charges
Separate Account Charges...................................................30
Annual Administrative Charge...............................................30
Portfolio Charges..........................................................30
Reduction or Elimination of Separate Account or Administrative Charges.....30
State Premium Tax Deduction................................................30
Contingent Withdrawal Charge...............................................31
Recapture of Added Value Option............................................31
Reduction or Elimination of the Contingent Withdrawal Charge...............32
Transfer Charge............................................................32
Hardship Waiver............................................................32
Tax Reserve................................................................32

Section 5 - Terms of Your Variable Annuity
Contributions Under Your Contract..........................................32
Your Account Value.........................................................33

Units in Our Separate Account..............................................33
How We Determine Unit Value................................................33
Transfers..................................................................34
Excessive Trading..........................................................34
Withdrawals................................................................34
Assignments................................................................35
Annuity Benefits...........................................................35
Annuities..................................................................35
Fixed Annuity Payments.....................................................36
Timing of Payment..........................................................36
Standard Death Benefit.....................................................36
How You Make Requests and Give Instructions................................37

Section 6 - Optional Contract Features
Added Value Option.........................................................37
Death Benefit Options......................................................38

Section 7 - Voting Rights
Portfolio Voting Rights....................................................39
How We Determine Your Voting Shares........................................39
How Portfolio Shares Are Voted.............................................39
Separate Account Voting Rights.............................................39

Section 8 - Tax Aspects of the Contract
Introduction...............................................................40
Your Contract is an Annuity................................................40
Taxation of Annuities Generally............................................40
Distribution-at-Death Rules................................................41
Diversification Standards..................................................41
Tax-Favored Retirement Programs............................................41
Federal and State Income Tax Withholding...................................42
Impact of Taxes on Integrity...............................................42
Transfers Among Investment Options.........................................42

Section 9 - Additional Information
Systematic Withdrawals.....................................................42
Income Plus Withdrawal Program.............................................43
Dollar Cost Averaging......................................................43
Systematic Transfer Program................................................43
Customized Asset Rebalancing...............................................44
Systematic Contributions...................................................44
Legal Proceedings..........................................................44
Table of Contents of Statement of Additional Information...................44

Appendix A - Financial Information for the Separate Account................46
Appendix B - Added Value Option Examples...................................47
Appendix C - How the Market Affects the Added Value Option ................50
Appendix D - Illustration of a Market Value Adjustment.....................54


This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus.

                                    Glossary

Account Value - the value of your contract, which consists of the values of your Fixed Accounts and Variable Account Options added together.

Adjusted Account Value - your Account Value increased or decreased by any Market Value Adjustment made to your GRO Account.

Annuitant - the person upon whose life an annuity benefit and death benefit are based.

Business Day - any day that the New York Stock Exchange is open.

Cash Value - your Adjusted Account Value, reduced by any withdrawal charges, Added Value Option recapture and/or any pro rata annual administrative charges that may apply.

Enhanced Rate - a higher rate of interest we may declare for the first year of any GRO Account that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period.

First-Year Total Contributions- All monies deposited into the annuity by either the owner or the company during the first 12 calendar months the contract is in force.

Fixed Accounts - Guaranteed Rate Options and the Systematic Transfer Option.

GRO - Guaranteed Rate Option, which offer duration's of two, three, five, seven and ten years and lock in a fixed annual effective interest rate.

GRO Value - the value of a GRO Account. The GRO Value at the expiration of a GRO Account, assuming you haven't withdrawn or transferred any amounts, will be the total contributions plus interest at the Guaranteed Interest Rate less any Added Value Option or administrative charges.

Guarantee Period -- the duration of your GRO Account.

Guaranteed Interest Rate - a fixed annual effective interest rate that we declare for the duration of your GRO Account.

Market Value Adjustment ("MVA") - an upward or downward adjustment (never below the Minimum Value) made to the value of your GRO Account for withdrawals, surrenders, transfers and certain other transactions made before the GRO Account expires.

Minimum Value - an amount equal to your net allocation to a GRO Account, increased by any Added Value Option credits, less prior withdrawals (associated charges and adjustments), accumulated at 3% interest annually, less any administrative charge or Added Value Option charge.




Retirement Date - the date you elect annuity payments to begin. The Retirement Date can't be later than your 98th birthday, or earlier if required by law.

STO - Systematic Transfer Option - our STO provides a guaranteed interest rate; contributions to the STO must be transferred into other Investment Options within either six months or one year of your most recent STO contribution.


Total Customer Contributions - The sum of all premiums contributed by the policyholder.


Unit - a measure of your ownership interest in a Variable Account Option.

Unit Value - the value of each unit calculated on any Business Day.

Variable Account Options - the various investment options available to you under the contract.

Section I - SUMMARY

Your Variable Annuity Contract

When this prospectus uses the terms "we," "our" and "us," it means Integrity Life Insurance Company (Integrity). When it uses the terms "you" and "your" it means the Annuitant, who is the person upon whose life the annuity benefit and the death benefit are based. That person is usually the owner of the contract. If the Annuitant doesn't own the contract, the owner has all the rights under the contract until annuity payments begin. If there are joint owners, they share the contract rights and any changes or transactions must be signed by both of them. The death of the first joint owner will determine the timing of distribution.

If you want to invest for retirement by buying an AnnuiChoice Variable Annuity, complete a Customer Profile form (unless your state requires an application) and send it to us along with at least the minimum initial contribution. Because the premium is flexible, additional contributions can be any amount you choose, as long as they are above the minimum required contribution discussed below.

Your Benefits

Your contract has an Account Value, an annuity benefit and a death benefit. These benefits are described in more detail below.

Your benefits under the annuity contract may be controlled by the usual tax rules for annuities, including deferral of taxes on your investment growth until you actually make a withdrawal. You should read Section 8, "Tax Aspects of the Contract" for more information, and possibly consult a tax adviser. The contract can also provide your benefits under tax-favored retirement programs, which may be subject to special eligibility and contribution rules.

How Your Contract is Taxed

Under the current tax laws, any increases in the value of your contributions won't be considered part of your taxable income until you make a withdrawal. However, most of the withdrawals you make before you are 59 1/2 years old are subject to a 10% federal tax penalty on the taxable portion of the amounts withdrawn.

Your Contributions

The minimum initial contribution is $1,000. Additional contributions can be as little as $100. Some tax-favored retirement plans allow smaller contributions. For more details on contribution requirements, see Section 5, "Contributions Under Your Contract."

Your Investment Options

You may have your contributions placed in the Variable Account Options or in the Fixed Accounts, or place part of your contributions in each of them. The Variable Account Options and Fixed Accounts are together referred to as the Investment Options. See "Contributions Under Your Contract" in Section 5. To select investment Options most suitable for you, see Section 3, "Your Investment Options".

Variable Account Options


Each of the Variable Account Options invests in shares of an investment portfolio of a mutual fund or a UIT. Each investment portfolio is referred to as a Portfolio. The investment goals of each Variable Account Option are the same as the Portfolio in which it's invested. For example, if your investment goal is to save money for retirement, you might choose a growth oriented Variable Account Option, which invests in a growth Portfolio. Your value in a Variable Account Option will vary with the performance of the corresponding Portfolio. For a full description of each Portfolio, see that Portfolio's prospectus and Statement of Additional Information.

Account Value, Adjusted Account Value and Cash Value

Your Account Value consists of the values of your Fixed Accounts and Variable Account Options added together. Your Adjusted Account Value is your Account Value increased or decreased by any Market Value Adjustment. Your Adjusted Account Value in the GROs can never be decreased below the Minimum Value. You'll find a discussion of Market Value Adjustment in the Guaranteed Rate Options paragraph of Section 3, "Your Investment Options." Your Cash Value is your Adjusted Account Value reduced by any withdrawal charges, pro rata annual administrative charges, or recapture of the Added Value Option credits that may apply. Fees and charges are discussed in more detail below.

Transfers

You may transfer all or any part of your Account Value among the Investment Options, although there are some restrictions that apply. You can find these under "Transfers" in Section 5. Any transfer must be for at least $250 and may be arranged through our telephone transfer service. Transfers may also be made among certain Investment Options under the following special programs: (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, or (iii) transfer of your STO contributions. All of these programs are discussed in Section 9. If you make more than twelve transfers between your Investment Options in one contract year, your account can be charged up to $20 for each transfer.

Charges and Fees

An annual administrative expense charge of $30 is deducted from your Account. A daily charge equal to an annual fee of 1.00% is deducted from the Account Value of each of your Variable Account Options to cover mortality and expense risks and certain administrative expenses. The charges will never be greater than this unless you select an optional contract feature. For more information about these charges, see Section 4, "Deductions and Charges."

Withdrawals

You may make withdrawals as often as you wish. Each withdrawal must be for at least $300. You may withdraw up to 10% of your Account Value each contract year with no withdrawal charges. After the first 10% within a contract year, there will be a charge for any withdrawals you make, based upon the length of time your money has been in your account. See Section 4, "Contingent Withdrawal Charge" and Section 5, "Withdrawals."

Added Value Option


This is an optional contract feature that must be selected at the time of application. If you select the option, Integrity will credit from 1% up to 5% of any premium contribution made during the first 12 months the contract is in effect. For example, if $50,000 is deposited and the 3% Added Value Option is selected, Integrity will credit $1500 to your Account Value. Integrity charges a fee for the option. The fee is subject to a minimum and maximum dollar amount limit. Expenses for a contract with the Added Value Option will be higher than for a contract without the option. Over time, the benefit of the Added Value Option may be more than offset by the fees associated with the option. See
Section 6, "Optional Contract Features" for more detailed information.


Your Initial Right to Revoke (Free Look Period)

You can cancel your contract within ten days after you receive it by returning it to our Administrative Office. We will extend the ten-day period as required by law in certain states. If you cancel your contract, we'll return your contract value (contributions net of any investment performance), which may be more or less than your initial contribution. If the law requires, upon cancellation we'll return your contribution without any adjustments. We'll return the amount of any contribution to the Guaranteed Rate Option upon cancellation. We will also recapture any Added Value Option which has been credited to your account. Please see Section 4, "Deductions and Charges" for more detailed information.

Risk/Return Summary: Investments and Risks

Variable Annuity Investment Goals

The investment goals of the AnnuiChoice Flexible Premium Variable Annuity are protecting your investment, building for retirement and providing future income. We strive to achieve these goals through extensive portfolio diversification and superior portfolio management.

Risks

An investment in any of the Variable Account Options carries with it certain risks, including the risk that the value of your investment will decline and you could lose money. This could happen if one of the issuers of the stocks becomes financially impaired or if the stock market as a whole declines. Because most of the Variable Account Options are in common stocks, there's also the inherent risk that holders of common stock generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer. There are certain risks that are specific to certain industries or market sectors. Examples of this are industries that are highly regulated and could experience declines due to burdensome regulations and industries such as the tobacco industry that are the subject of lawsuits and governmental scrutiny. Some issuers of stock refine, market and transport oil and related petroleum products. These companies face the risks of price and availability of oil, the level of demand for the products, refinery capacity and operating costs, the cost of financing the exploration for oil and the increasing expenses necessary to comply with environmental and other energy related regulations. Declining U.S. crude oil production is likely to lead to increased dependence on foreign sources of oil and to uncertain supply for refiners and the risk of unpredictable supply disruptions. In addition, future scientific advances with new energy sources could have a negative impact on the petroleum and natural gas industries.

For a complete discussion of the risks associated with an investment in any particular Portfolio, see the prospectus of that Portfolio.

Table of Annual Fees and Expenses

Owner Transaction Expenses

Sales Load on Purchases..................................................    $0
Deferred Sales Load (as a percentage of contributions) (1)...........8% Maximum
Exchange Fee (assessed after 12 transfers in one contract year) (2)......   $20

Annual Administrative Charge

Annual Administrative Charge.............................................   $30


Annual Expenses of the Separate account
(as a percentage of separate account value) (3)


Mortality and Expense Risk Charge........................................   .85%
Administrative Expenses..................................................   .15%
                                                                           ----
Base Contract Total Separate Account Annual Expenses.....................  1.00%
                                                                           ====

  Optional Added Value Option Charge (5%)................................   .75%
  Optional Death Benefit Charge, Option C ...............................   .35%
  Highest Possible Total Separate Account Annual Charges if These Options
    Elected..............................................................  2.10%
                                                                           ====

Optional Contract Expenses

Added Value Option (Charges Assessed to the Separate and Fixed Accounts)

For an additional annual charge of .15% of separate account value, Integrity will credit 1% of purchase payment(s) made to the contract during the first 12 months the contract is in force. An additional charge of .15% will be charged for each additional 1% credited to the contract. A maximum of 5% can be credited to the contract. These charges will assessed until 7 years from the date the contract was issued. The fee for the Added Value Option will be assessed to both the separate and fixed accounts.

Added Value Option Charge                Total Separate Account Charges with Added Value Option
1% ................................15%   1% ..................................................   1.15%
2% ................................30%   2% ..................................................   1.30%
3% ................................45%   3% ..................................................   1.45%
4% ................................60%   4% ..................................................   1.60%
5% ................................75%   5% ..................................................   1.75%

The dollar amount of the charge for the Added Value Option is subject to a minimum and maximum amount. For a 1% credit the minimum amount is .145% multiplied by first-year total contributions. For a 1% credit the maximum amount is .182% multiplied by first-year total contributions. To calculate the minimum and maximum dollar amounts, multiply the first-year total contributions, by the percentages in the following chart, for the Added Value Option you select.

Added Value Option           Minimum Percentage           Maximum Percentage
------------------           ------------------           ------------------
  1%                               .145%                         .182%
  2%                               .290%                         .364%
  3%                               .435%                         .546%
  4%                               .580%                         .728%
  5%                               .725%                         .910%

See Appendix B for an explanation and examples of how to calculate the charges for the bonus selected.

Death Benefit Options (Charges Assessed to the Separate Account Only)


You may choose among three death benefits as a replacement for the standard death benefit. The annual fees for the optional death benefits are:


Option A..................................................................0.15%
Total Variable Account Charges with Option A..............................1.15%

Option B..................................................................0.30%
Total Variable Account Charges with Option B..............................1.30%

Option C..................................................................0.35%
Total Variable Account Charges with Option C..............................1.35%

Portfolio Annual Expenses After Waivers/Reimbursements
(as a percentage of average net assets)


                                                                  Management   Other         12b-1        Total Annual
Portfolio                                                         Fees         Expenses      Fee          Expenses
---------                                                         ----         --------      ---          --------
Fidelity VIP Equity-Income, Service Class 2 ................      .48%          .10%         .25%            .83%(4)
Fidelity VIP Growth, Service Class 2 .......................      .57%          .09%         .25%            .91%(4)
Fidelity VIP Overseas, Service Class 2 .....................      .72%          .18%         .25%           1.15%(4)
Fidelity VIP High Income, Service Class 2 ..................      .58%          .18%         .25%           1.01%
Fidelity VIP Investment Grade Bond, Service Class 2 ........      .43%          .37%         .25%           1.05%(6)
Fidelity VIP Asset Manager, Service Class 2 ................      .53%          .10%         .25%           .88%
Fidelity VIP Index 500, Service Class 2 ....................      .24%          .04%         .25%           .53%(5)
Fidelity VIP Contrafund, Service Class 2 ...................      .57%          .10%         .25%           .92%(4)
Fidelity VIP Asset Manager: Growth, Service Class 2 ........      .58%          .14%         .25%           .97%(4)
Fidelity VIP Growth Opportunities, Service Class 2 .........      .58%          .12%         .25%           .95%(4)
Fidelity VIP Balanced, Service Class 2 .....................      .43%          .17%         .25%           .85%(4)
Fidelity VIP Growth & Income, Service Class 2 ..............      .48%          .12%         .25%           .85%(4)
Fidelity VIP Mid-Cap, Service Class 2 ......................      .57%          .17%         .25%           .99%(4)
Fidelity VIP Dynamic Capital Appreciation, Serv. Cls. 2           .57%          .61%         .25%          1.43%(7)
Fidelity VIP Money Market, Service Class 2 .................      .27%          .08%         .25%           .60%(8),(9)
Janus Aspen Series Balanced, Service Shares ................      .65%          .02%         .25%           .92%(10)
Janus Aspen Series Worldwide Growth, Service Shares ........      .65%          .05%         .25%           .95%(10)
Janus Aspen Series Growth, Service Shares ..................      .65%          .02%         .25%           .92%(10)
Janus Aspen Series Aggressive Growth, Service Shares .......      .65%          .02%         .25%           .92%(10)
Janus Aspen Series Capital Appreciation, Service Shares.....      .65%          .02%         .25%           .92%(10)
Janus Aspen Series Equity Income, Service Shares ...........      .26%          .99%         .25%          1.50%(10,11)
Janus Aspen Series International Growth, Service Shares.....      .65%          .06%         .25%           .96%(10)
Janus Aspen Series Strategic Value, Service Shares .........      .00%         1.25%         .25%          1.50%(10)
Baron Small Cap ............................................     1.05%          .50%         .00%          1.55%
Gabelli Large Cap Value ....................................      .90%          .50%         .00%          1.40%
Harris Bretall Sullivan & Smith Equity Growth ..............      .65%          .38%         .00%          1.01%
Third Avenue Value .........................................      .65%          .43%         .00%          1.08%
MFS Emerging Growth, Service Class .........................      .75%          .10%         .20%          1.05%(12)
MFS Investors Trust, Service Class .........................      .75%          .12%         .20%          1.07%(12)
MFS Mid Cap Growth, Service Class ..........................      .75%          .16%         .20%          1.11%(12),(13)
MFS New Discovery, Service Class ...........................      .90%          .16%         .20%          1.26%(12),(13)
MFS Capital Opportunities, Service Class ...................      .75%          .16%         .20%          1.11%(12),(13)
MFS Investors Growth Stock s, Service Class ................      .75%          .16%         .20%          1.11%(12)
MFS Total Return, Service Class ............................      .75%          .15%         .20%          1.10%(12)
MFS Research, Service Class ................................      .75%          .10%         .20%          1.05%(12)
Putnam VT Voyager Fund II-Class IB .........................      .70%          .30%         .25%(14)      1.25%(15)
Putnam VT International Growth Fund-Class IB ...............      .76%          .18%         .25%(14)      1.19%(15)
Putnam VT Technology Fund-Class IB .........................     1.00%          .78%         .25%(14)      2.03%(15)
Putnam VT Growth and Income Fund-Class IB ..................      .46%          .04%         .25%(14)       .75%(15)
Putnam VT Small Cap Value Fund-Class IB ....................      .80%          .30%         .25%(14)      1.35%(15)
Touchstone International Equity Fund .......................      .95%          .30%         .00%          1.25%(16)
Touchstone Emerging Growth Fund ............................      .80%          .32%         .00%          1.12%(16)
Touchstone Small Cap Value .................................      .80%          .20%         .00%          1.00%(16)
Touchstone Growth/Value Fund ...............................     1.00%          .10%         .00%          1.10%(16),(17)
Touchstone Equity Fund .....................................      .75%          .20%         .00%           .95%(16),(17)
Touchstone Enhanced 30 Fund ................................      .65%          .10%         .00%           .75%(16)
Touchstone Value Plus Fund .................................      .75%          .40%         .00%          1.15%(16)
Touchstone Growth & Income .................................      .80%          .05%         .00%           .85%(16)
Touchstone Balanced Fund ...................................      .80%          .12%         .00%           .92%(16)
Touchstone High Yield Fund .................................      .60%          .20%         .00%           .80%(16)
Touchstone Bond Fund .......................................      .55%          .20%         .00%           .75%(16)
Touchstone Money Market Fund ...............................      .50%          .10%         .00%           .60%(16),(17)

Van Kampen Bandwidth & Telecommunications ..................      .00%         1.20%         .00%          1.20%(18)
Van Kampen Biotechnology and Pharmaceutical ................      .00%         1.20%         .00%          1.20%(18)
Van Kampen Internet ........................................      .00%         1.20%         .00%          1.20%(18)
Van Kampen Morgan Stanley High-Tech 35 .....................      .00%         1.10%         .00%          1.10%(18)
Van Kampen Morgan Stanley U.S. Multinational ...............      .00%         1.10%         .00%          1.10%(18)


----------

1) See "Deductions and Charges" in Section 4. A 10% free withdrawal is available in any contract year.

2) After the first 12 transfers during a contract year, we will charge a transfer fee of $20 for each transfer. This charge does not apply to transfers made for dollar cost averaging, asset rebalancing, or systematic transfers. See "Deductions and Charges" in Section 4.

3)    See "Deductions and Charges" in Section 4.


4) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and /or becasue through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the fund prospectus for details.

5) The funds manager has voluntarily agreed to reimburse the class its expenses if they exceed a certain level. Without this reimbursement, the annual class operating expenses would have been 0.76%. This arrangement may be discontinued by the funds manager at any time.

6) The fund's manager has voluntarily agreed to reimburse the class its expenses if they exceed a certain level. Without this reimbursement, the annul class operating expenses would have been 1.75%. This arrangement may be discontinued by the fund's manager at any time.

7) The annual class operating expenses provided are based on estimated expenses.

8) The annual class operating expenses are provided based on historical expenses, adjusted to reflect the current management fee structure.

9) The fund's manager has voluntarily agree to reimburse the class its expenses if they exceed a certain level. Without this reimbursement, the annual class operating expenses would have been 0.98%. This arrangement may be discontinued by the fund's manager at any time

10) Expenses are actual annualized expenses for the fiscal year ending December 31, 2000.

11) There is a contractual waiver of expenses between these portfolios and Janus Capital Corporation. The waiver is first applied to the Management Fees and then against Other Expenses, and will continue until at least the next annual renewal of the management agreement. Without such waiver, the Management Fee and the Total Annual Expenses for the Janus Aspen Series Equity Income Portfolio would have been .65% and 2.03% respectively and for the Janus Aspen Series Strategic Value Portfolio would have been .65% and 3.72% respectively.

12) Each series has an expense offset arrangement that reduces the series custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.

13) MFS has contractually agreed, subject to reimbursement, to bear the series expenses such that "Other Expenses" (after taking into account the expense offset arrangement described above) do not exceed 0.15% annually. These contractual fee arrangements will continue until at least May 1, 2001, unless changed with the consent of the board of trustees which overseas the series.

14) The fund's fees' have been restated to reflect an increase in 12b-1 fee's currently payable to Putnam investment Management, LLC. The trustees of Putnam Variable Trust currently limit 12b-1 fee payments on Class IB shares to 0.25% of average net assets

15)   Reflect actual annualized expenses as of December 31, 2000.

16) Touchstone Advisors, Inc. has agreed to waive certain fees or to reimburse the Touchstone Funds so that each fund's expenses do not exceed the percentages listed for that fund in this table. This agreement will remain in place at least until December 31, 2001. Without this agreement, expenses would be higher.

17)   The annual operating expenses provided are based on estimated expenses.

18) These expenses are estimated based upon an initial accumulation unit value of $10. Van Kampen Funds, Inc. has agreed if actual organizational costs and annual expenses exceed $0.10 per unit in any year, Van Kampen Funds, Inc will voluntarily pay any excess at its own expense. Please see the Van Kampen Life Portfolio prospectus for more detail.

Examples

The examples below show the expenses on a $1,000 investment, assuming a $60,000 average contract value and a 5% annual rate of return on assets. These figures include the Added Value Option (5%) and Death Benefit Option C.

Cumulative expenses per $1,000 investment if you surrender your contract at the end of the period shown :


Portfolio                                                              1 year         3 years          5 years        10 years
---------                                                              ------         -------          -------        --------
Fidelity VIP Equity Income, Service Class 2                           $162.02         $200.36          $236.15         $348.25
Fidelity VIP Growth, Service Class 2                                  $162.89         $202.91          $240.33         $356.27
Fidelity VIP Overseas, Service Class 2                                $165.47         $210.53          $252.81         $379.94
Fidelity VIP High Income, Service Class 2                             $163.96         $206.09          $245.55         $366.21
Fidelity VIP Investment Grade Bond, Service Class 2                   $164.39         $207.36          $247.62         $370.15
Fidelity VIP Asset Manager, Service Class 2                           $162.56         $201.95          $238.77         $353.27
Fidelity VIP Index 500, Service Class 2                               $158.80         $190.76          $220.32         $317.58
Fidelity VIP Contrafund, Service Class 2                              $162.99         $203.23          $240.86         $357.27
Fidelity VIP Asset Manager: Growth, Service Class 2                   $163.53         $204.82          $243.46         $362.25
Fidelity VIP Growth Opportunities, Service Class 2                    $163.32         $204.18          $242.42         $360.26
Fidelity VIP Balanced, Service Class 2                                $162.24         $201.00          $237.20         $350.26
Fidelity VIP Growth & Income, Service Class 2                         $162.24         $201.00          $237.20         $350.26
Fidelity VIP Mid-Cap, Service Class 2                                 $163.75         $205.45          $244.51         $364.23
Fidelity VIP Dynamic Capital Appreciation, Service Class 2            $168.48         $219.37          $267.19         $406.83
Fidelity VIP Money Market, Service Class 2                            $159.55         $193.01          $224.03         $324.82
Janus Aspen Series Balanced, Service Shares                           $162.99         $203.23          $240.86         $357.27
Janus Aspen Series Worldwide Growth, Service Shares                   $163.32         $204.18          $242.42         $360.26
Janus Aspen Series Growth, Service Shares                             $162.99         $203.23          $240.86         $357.27
Janus Aspen Series Aggressive Growth, Service Shares                  $162.99         $203.23          $240.86         $357.27
Janus Aspen Series Capital Appreciation, Service Shares               $162.99         $203.23          $240.86         $357.27
Janus Aspen Series Equity Income, Service Shares                      $169.23         $221.57          $270.76         $413.43
Janus Aspen Series International Growth, Service Shares               $163.42         $204.50          $242.94         $361.25
Janus Aspen Series Strategic Value, Service Shares                    $169.23         $221.57          $270.76         $413.43
Baron Small Cap                                                       $169.77         $223.14          $273.30         $418.11
Gabelli Large Cap Value                                               $168.16         $218.42          $265.66         $403.98
Harris Bretall Sullivan & Smith Equity Growth                         $163.96         $206.09          $245.55         $366.21
Third Avenue Value                                                    $164.74         $208.31          $249.18         $373.10
MFS Emerging Growth, Service Class                                    $164.39         $207.36          $247.62         $370.15
MFS Investors Trust, Service Class                                    $164.61         $207.99          $248.66         $372.12
MFS Mid Cap Growth, Service Class                                     $165.04         $209.26          $250.74         $376.04
MFS New Discovery, Service Class                                      $166.65         $214.00          $258.48         $390.60
MFS Capital Opportunities, Service Class                              $165.04         $209.26          $250.74         $376.04
MFS Investors Growth Stock, Service Class                             $165.04         $209.26          $250.74         $376.04
MFS Total Return, Service Class                                       $164.93         $208.94          $250.22         $375.06
MFS Research, Service Class                                           $164.39         $207.36          $247.62         $370.15
Putnam VT Voyager Fund II-Class IB                                    $171.60         $228.46          $281.91         $433.86
Putnam VT International Growth Fund-Class IB                          $165.90         $211.79          $254.87         $383.83
Putnam VT Technology Fund- Class IB                                   $174.94         $238.13          $297.43         $461.87
Putnam VT Growth & Income Fund-Class IB                               $161.16         $197.81          $231.95         $340.17
Putnam VT Small Cap Value-Class IB                                    $167.62         $216.85          $263.10         $399.23
Touchstone International Equity Fund                                  $166.54         $213.69          $257.96         $389.63
Touchstone Emerging Growth Fund                                       $165.14         $209.58          $251.25         $377.02
Touchstone Small Cap Value Fund                                       $163.85         $205.77          $245.03         $365.22
Touchstone Growth/Value Fund                                          $164.93         $208.94          $250.22         $375.06
Touchstone Equity Fund                                                $163.32         $204.18          $242.42         $360.26
Touchstone Enhanced 30 Fund                                           $161.16         $197.81          $231.95         $340.17
Touchstone Value Plus Fund                                            $165.47         $210.53          $252.81         $379.94

Touchstone Growth & Income Fund                                       $162.24         $201.00          $237.20         $350.26
Touchstone Balanced Fund                                              $162.99         $203.23          $240.86         $357.27
Touchstone High Yield Fund                                            $161.70         $199.40          $234.57         $345.23
Touchstone Bond Fund                                                  $161.16         $197.81          $231.95         $340.17
Touchstone Money Market Fund                                          $159.55         $193.01          $224.03         $324.82
Van Kampen Bandwidth & Telecommunications                             $166.01         $212.11          $255.39         $384.80
Van Kampen Biotechnology & Pharmaceutical                             $166.01         $212.11          $255.39         $384.80
Van Kampen Internet                                                   $166.01         $212.11          $255.39         $384.80
Van Kampen Morgan Stanley High-Tech 35                                $164.93         $208.94          $250.22         $375.06
Van Kampen Morgan Stanley U.S. Multinational                          $164.93         $208.94          $250.22         $375.06

Cumulative expenses per $1,000 investment if you chose to annuitize or not surrender your contract at the end of the specified period (i.e. No deferred sales load charged):


Portfolio                                                              1 year         3 years          5 years        10 years
---------                                                              ------         -------          -------        --------
Fidelity VIP Equity Income, Service Class 2                           $ 32.02         $ 97.86          $166.15         $348.25
Fidelity VIP Growth, Service Class 2                                  $ 32.89         $100.41          $170.33         $356.27
Fidelity VIP Overseas, Service Class 2                                $ 35.47         $108.03          $182.81         $379.94
Fidelity VIP High Income, Service Class 2                             $ 33.96         $103.59          $175.55         $366.21
Fidelity VIP Investment Grade Bond, Service Class 2                   $ 34.39         $104.86          $177.62         $370.15
Fidelity VIP Asset Manager, Service Class 2                           $ 32.56         $ 99.45          $168.77         $353.27
Fidelity VIP Index 500, Service Class 2                               $ 28.80         $ 88.26          $150.32         $317.58
Fidelity VIP Contrafund, Service Class 2                              $ 32.99         $100.73          $170.86         $357.27
Fidelity VIP Asset Manager: Growth, Service Class 2                   $ 33.53         $102.32          $173.46         $362.25
Fidelity VIP Growth Opportunities, Service Class 2                    $ 33.32         $101.68          $172.42         $360.26
Fidelity VIP Balanced, Service Class 2                                $ 32.24         $ 98.50          $167.20         $350.26
Fidelity VIP Growth & Income, Service Class 2                         $ 32.24         $ 98.50          $167.20         $350.26
Fidelity VIP Mid-Cap, Service Class 2                                 $ 33.75         $102.95          $174.51         $364.23
Fidelity VIP Dynamic Capital Appreciation, Service Class 2            $ 38.48         $116.87          $197.19         $406.83
Fidelity VIP Money Market, Service Class 2                            $ 29.55         $ 90.51          $154.03         $324.82
Janus Aspen Series Balance, Service Shares                            $ 32.99         $100.73          $170.86         $357.27
Janus Aspen Series Worldwide Growth, Service Shares                   $ 33.32         $101.68          $172.42         $360.26
Janus Aspen Series Growth, Service Shares                             $ 32.99         $100.73          $170.86         $357.27
Janus Aspen Series Aggressive Growth, Service Shares                  $ 32.99         $100.73          $170.86         $357.27
Janus Aspen Series Capital Appreciation, Service Shares               $ 32.99         $100.73          $170.86         $357.27
Janus Aspen Series Equity Income, Service Shares                      $ 39.23         $119.07          $200.76         $413.43
Janus Aspen Series International Growth, Service Shares               $ 33.42         $102.00          $172.94         $361.25
Janus Aspen Series Strategic Value, Service Shares                    $ 39.23         $119.07          $200.76         $413.43
Baron Small Cap                                                       $ 39.77         $120.64          $203.30         $418.11
Gabelli Large Cap Value                                               $ 38.16         $115.92          $195.66         $403.98
Harris Bretall Sullivan & Smith Equity Growth                         $ 33.96         $103.59          $175.55         $366.21
Third Avenue Value                                                    $ 34.71         $105.81          $179.18         $373.10
MFS Emerging Growth, Service Class                                    $ 34.39         $104.86          $177.62         $370.15
MFS Investors Trust, Service Class                                    $ 34.61         $105.49          $178.66         $372.12
MFS Mid Cap Growth, Service Class                                     $ 35.04         $106.76          $180.74         $376.04
MFS New Discovery, Service Class                                      $ 36.65         $111.50          $188.48         $390.60
MFS Capital Opportunities, Service Class                              $ 35.04         $106.76          $180.74         $376.04
MFS Investors Growth Series, Service Class                            $ 35.04         $106.76          $180.74         $376.04
MFS Total Return, Service Class                                       $ 34.93         $106.44          $180.22         $375.06
MFS Research, Service Class                                           $ 34.39         $104.86          $177.62         $370.15
Putnam VT Voyager Fund II- Class IB                                   $ 36.54         $111.19          $187.96         $389.63
Putnam VT International Growth Fund- Class IB                         $ 35.90         $109.29          $184.87         $383.83
Putnam VT Technology Fund- Class IB                                   $ 44.94         $135.63          $227.43         $461.87
Putnam VT Growth & Income Fund-Class IB                               $ 31.16         $ 95.31          $161.95         $340.17
Putnam VT Small Cap Value- Class IB                                   $ 37.62         $114.35          $193.10         $399.23

Touchstone International Equity Fund                                  $ 36.54         $111.19          $187.96         $389.63
Touchstone Emerging Growth Fund                                       $ 35.14         $107.08          $181.25         $377.02
Touchstone Small Cap Value Fund                                       $ 33.85         $103.27          $175.03         $365.22
Touchstone Growth/Value Fund                                          $ 34.93         $106.44          $180.22         $375.06
Touchstone Equity Fund                                                $ 33.32         $101.68          $172.42         $360.26
Touchstone Enhanced 30 Fund                                           $ 31.16         $ 95.31          $161.95         $340.17
Touchstone Value Plus Fund                                            $ 35.47         $108.03          $182.81         $379.94
Touchstone Growth & Income Fund                                       $ 32.24         $ 98.50          $167.20         $350.26
Touchstone Balanced Fund                                              $ 32.99         $100.73          $170.86         $357.27
Touchstone High Yield Fund                                            $ 31.70         $ 96.90          $164.57         $345.23
Touchstone Bond Fund                                                  $ 31.16         $ 95.31          $161.95         $340.17
Touchstone Money Market Fund                                          $ 29.55         $ 90.51          $154.03         $324.82
Van Kampen Bandwidth & Telecommunications                             $ 36.01         $109.61          $185.39         $384.80
Van Kampen Biotechnology & Pharmaceutical                             $ 36.01         $109.61          $185.39         $384.80
Van Kampen Internet                                                   $ 36.01         $109.61          $185.39         $384.80
Van Kampen Morgan Stanley High-Tech 35                                $ 34.93         $106.44          $180.22         $375.06
Van Kampen Morgan Stanley U.S. Multinational                          $ 34.93         $106.44          $180.22         $375.06


These examples assume the current charges that are borne by the Separate Account. The above table and examples are shown only to increase your understanding of the various costs and expenses that apply to your contract, directly or indirectly. The annual rate of return assumed in the examples isn't an estimate or guarantee of future investment performance. The table also assumes an estimated $60,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.50. The per $1,000 charge would be higher for smaller Account Values and lower for larger Account Values. Premium taxes at the time of payout also may be applicable. Examples assume that any fee waiver or expense reimbursement will continue for the period shown.

Section 2 - INTEGRITY AND THE SEPARATE ACCOUNT


Integrity Life Insurance Company

Integrity is a stock life insurance company organized under the laws of Ohio. Our principal executive offices are located in Louisville, Kentucky. We are authorized to sell life insurance and annuities in 46 states and the District of Columbia. We sell flexible premium annuities with underlying investment options, fixed single premium annuity contracts and flexible premium annuity contracts offering both traditional fixed guaranteed interest rates along with fixed equity indexed options. Integrity is a subsidiary of W&S, a mutual life insurance company originally organized under the laws of the State of Ohio on February 23, 1888.


The Separate account and the Variable Account Options


The Separate Account was established in 1986, and is maintained under the insurance laws of the State of Ohio. It is a unit investment trust, which is a type of investment company, registered with the Securities and Exchange Commission (SEC). SEC registration does not mean that the SEC is involved in any way in supervising the management or investment polices of the separate account. Each variable account Option invests in shares of a corresponding portfolio. We may establish additional options from time to time. The variable account options currently available are listing in Section 3, "Your Investment Options".


Assets of Our Separate account

Under Ohio law, we own the assets of our Separate Account and use them to support the variable portion of your contract and other variable annuity contracts. Annuitants under other variable annuity contracts participate in the Separate account in proportion to the amounts in their contracts. We can't use the Separate Account's assets supporting the variable portion of these contracts to satisfy liabilities arising out of any of our other businesses. Under certain unlikely circumstances, one Variable Account Option may be liable for claims relating to the operation of another Option.

Income, gains and losses, whether realized or unrealized, from assets allocated to the Separate account are credited to or charged against the Separate account without regard to our other income, gains or losses. We may allow charges owed to us to stay in the Separate account, and thus can participate proportionately in the Separate account. Amounts in the Separate account greater than reserves and other liabilities belong to us, and we may transfer them to our general account.


Changes in How We Operate

We may change how we or our Separate Account operate, subject to your approval when required by the Investment Company Act of 1940 (1940 Act) or other applicable law or regulation. We'll notify you if any changes result in a material change in the underlying investments of a Variable Account Option. We may:


|X| add Options to, or remove Options from, our Separate Account, combine two or more Options within our Separate account, or withdraw assets relating to your contract from one Option and put them into another;
|X|   register or end the registration of the Separate account under the 1940
      Act;
|X| operate our Separate account under the direction of a committee or discharge a committee at any time (the committee may be composed of a majority of persons who are "interested persons" of Integrity under the 1940 Act);
|X| restrict or eliminate any voting rights of owners or others who have voting rights that affect our Separate account;
|X| cause one or more Options to invest in a mutual fund other than or in addition to the Portfolios;
|X| operate our Separate account or one or more of the Options in any other form the law allows, including a form that allows us to make direct investments. We may make any legal investments we wish. In choosing these investments, we'll rely on our own or outside counsel for advice.

Section 3 - YOUR INVESTMENT OPTIONS


The Portfolios serve as investment vehicles for variable annuity and variable life contracts of insurance companies. Shares of the Portfolios are currently available to the separate account of a number of insurance companies, both affiliated and unaffiliated with FMR or Integrity. The Board of Trustees of each of the Portfolios is responsible for monitoring the Fund for any material irreconcilable conflict between the interests of the policyowners of all separate account investing in the Portfolio and determining what action, if any, should be taken in response. If we believe that a Portfolio's response to any of those events doesn't adequately protect our contract owners, we'll see to it that appropriate and available action is taken. See the Portfolios' prospectus for a further discussion of the risks associated with the offering of shares to our Separate Account and the separate account of other insurance companies.


Fidelity


The Portfolios' Investment Adviser. Fidelity Management & Research Company (FMR) is a registered investment adviser under the Investment Advisers Act of 1940. It serves as the investment adviser to each Portfolio. Deutsche Asset Management, Inc. is the VIP Index 500 Portfolio's sub-adviser.

Investment Objectives of the Portfolios. Below is a summary of the investment objectives of the Portfolios of Fidelity's VIP Funds. There are no guarantees that a Portfolio will be able to achieve its objective. You should read Fidelity's VIP Funds' prospectus carefully before investing.

Fidelity VIP Equity-Income Portfolio


VIP Equity-Income Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield that exceeds the composite yield on the securities comprising the S&P 500. FMR normally invests at least 65% of the Portfolio's total assets in income-producing equity securities.


Fidelity VIP Growth Portfolio


VIP Growth Portfolio seeks capital appreciation. FMR invests the Portfolio's assets in companies FMR believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) ratios. Companies with strong growth potential often have new products, technologies, distribution channels or other opportunities or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.


Fidelity VIP Overseas Portfolio


VIP Overseas Portfolio seeks long-term growth of capital primarily through investments in foreign securities. It normally invests at least 65% of its assets in foreign securities.


Fidelity VIP High Income Portfolio


VIP High Income Portfolio seeks a high current income, while also considering growth of capital. It normally invests at least 65% of its total assets in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.


Fidelity VIP Investment Grade Bond Portfolio


VIP Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital by investing in U.S. dollar-denominated investment-grade bonds.

Fidelity VIP Asset Manager Portfolio


VIP Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments.


Fidelity VIP Index 500 Portfolio


VIP Index 500 Portfolio seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low.


Fidelity VIP Contrafund(R) Portfolio


VIP Contrafund(R) Portfolio seeks long-term capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in securities of companies whose value FMR believes is not fully recognized by the public. The types of companies in which the Portfolio may invest include companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earning potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.


Fidelity VIP Asset Manager: Growth Portfolio

VIP Asset Manager: Growth Portfolio is an asset allocation fund that seeks to maximize total return over the long term through investments in stocks, bonds, and short-term money market instruments. The portfolio has a neutral mix, which represents the way the portfolio's investments will generally be allocated over the long term. The range and approximate neutral mix for each asset class are shown below:


                                         Range      Neutral Mix
                                         -----      -----------

             Stock Class                50-100%         70%
             Bond Class                   0-50%         25%
             Short-Term/
             Money Market Class           0-50%          5%


Fidelity VIP Growth Opportunities Portfolio


VIP Growth Opportunities Portfolio seeks to provide capital growth. FMR normally invests the Portfolio's assets primarily in common stocks. FMR may also invest the Portfolio's assets in other types of securities, including bonds, which may be lower-quality debt securities.


Fidelity VIP Balanced Portfolio


VIP Balanced Portfolio seeks both income and growth of capital by investing approximately 65% of assets in stocks and other equity securities, and the remainder in bonds and other debt securities, including lower-quality debt securities, when its outlook is neutral.


Fidelity VIP Growth & Income Portfolio


VIP Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation. FMR normally invests a majority of the Portfolio's assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. FMR may also invest the Portfolio's assets in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.


Fidelity VIP Mid-Cap Portfolio


FMR normally invests the VIP Mid-Cap Portfolio's assets primarily in common stocks. FMR normally invests at least 65% of the Portfolio's total assets in securities of companies with medium market capitalizations. Medium market capitalization companies are those whose market capitalization is similar to the capitalization of companies in the S&P Mid Cap 400 at the time of the investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 65% policy.


Fidelity VIP Dynamic Capital Appreciation

FMR normally invests the portfolio's assets primarily in common stocks. FMR may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.


VIP Money Market Portfolio

VIP Money Market Portfolio seeks to earn a high level of current income while preserving capital and providing liquidity. It invests only in high-quality, U.S. dollar denominated money market securities of domestic and foreign issuers, such as certificates of deposit, obligations of governments and their agencies, and commercial paper and notes.

Janus Aspen Series

Each portfolio of the Janus Aspen Series is a mutual fund registered with the SEC. Janus Capital Corporation serves as the investment adviser to each Portfolio.

Investment Objectives of the Portfolios. Below is a summary of the investment goals of the Portfolios of the Janus Aspen Series. There are no guarantees that these objectives will be met. You should read the Janus Aspen Series prospectuses carefully before investing.

Janus Aspen Aggressive Growth Portfolio


Janus Aspen Aggressive Growth Portfolio seeks long-term growth of capital. It is a non-diversified portfolio that pursues its objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalization's fall within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalization's within the Index will vary, but as of December 31, 2000, they ranged from approximately $102 million to $13 billion.


Janus Aspen Growth Portfolio

Janus Aspen Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

Janus Aspen Capital Appreciation Portfolio

Janus Aspen Capital Appreciation Portfolio seeks long-term growth of capital. It is a non-diversified portfolio that pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

Janus Aspen Balanced Portfolio

Janus Aspen Balanced Portfolio seeks long-term capital growth, consistent with capital preservation and balanced by current income. It is a diversified portfolio that pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income securities.

Janus Aspen Worldwide Growth Portfolio

Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

Janus Aspen Equity Income Portfolio

Janus Aspen Equity Income Portfolio seeks current income and long-term growth of capital. It normally emphasizes investments in common stocks, and growth potential is a significant investment consideration. The Portfolio tries to provide a lower level of volatility than the S&P 500 Index. Normally, it invests at least 65% of its assets in income-producing equity securities including common and preferred stocks, warrants and securities that are convertible to common or preferred stocks.

Janus Aspen International Growth Portfolio

Janus Aspen International Growth Portfolio seeks long-term growth of capital. It normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries, or even a single country.

Janus Aspen Strategic Value Portfolio

Janus Aspen Strategic Value Portfolio seeks long-term growth of capital. It is a non-diversified portfolio that pursues its objective by investing primarily in common stocks with the potential for long-term growth of capital using a "value" approach. The "value" approach the portfolio manager uses emphasizes investments in companies he believes are undervalued relative to their intrinsic worth.

The Legends Fund

The Legends Fund is an open-end management investment company registered with the SEC. Touchstone Advisers, Inc. is the investment advisor of The Legends Fund. Touchstone Advisors has entered into a sub-advisory agreement with a professional manager to invest the assets of each of its portfolios. The sub-adviser for each portfolio is listed below.

Investment Objectives of the Portfolios. Following is a summary of the investment objectives of the Legends Fund Portfolios. We can't guarantee that these objectives will be met. You should read the Legends Fund prospectus carefully before investing.

Baron Small Cap

The Baron Small Cap Portfolio seeks long-term capital appreciation. It is a diversified portfolio that pursues its objective by investing primarily in common stocks of smaller companies with market values under $2 billion selected for their capital appreciation potential. In making investment decisions for the Portfolio, the sub-adviser seeks securities that it believes have (1) favorable price to value characteristics based on the sub-adviser's assessment of their prospects for future growth and profitability, and (2) the potential to increase in value at least 50% over two subsequent years. The sub-adviser to the Portfolio is BAMCO, Inc.

Gabelli Large Cap Value

The Gabelli Large Cap Value Portfolio seeks long term capital appreciation. It is a diversified Portfolio that seeks to achieve its objective by investing primarily in common stocks of large, well known, widely-held, high-quality companies that have a market capitalization greater than $5 billion. Companies of this general type are often referred to as "Blue Chip" companies. The sub-adviser is Gabelli Asset Management Company.

Harris Bretall Sullivan & Smith Equity Growth

Harris Bretall Sullivan & Smith Equity Growth Portfolio seeks long-term capital appreciation. It is a diversified portfolio that pursues its objective by investing primarily in stocks of established companies with proven records of superior and consistent earnings growth. In selecting equity securities for the Portfolio, the sub-adviser looks for successful companies that have exhibited superior growth in revenues and earnings, strong product lines and proven management ability over a variety of business cycles. Harris Bretall Sullivan & Smith, LLC is the sub-adviser to the Portfolio.

Third Avenue Value

The Third Avenue Value Portfolio seeks long-term capital appreciation. It is a non-diversified portfolio that seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (companies without significant debt in comparison to their cash resources) at a substantial discount to what the sub-adviser believes is their true value. The Portfolio also seeks to acquire senior securities, such as preferred stock and debt instruments, that the sub-adviser believes are undervalued. The sub-adviser is EQSF Advisors, Inc.

MFS Funds

Each portfolio of the MFS Variable Insurance Trust is a diversified mutual fund registered with the SEC. Massachusetts Financial Services Company is the investment adviser to the MFS Funds.

Investment Objectives of the Portfolios. Below is a summary of the investment objectives of the Portfolios of the MFS Funds. There is no guarantee that these objectives will be met. You should read the prospectus for MFS Variable Insurance Trust carefully before investing.

MFS Capital Opportunities Portfolio

MFS Capital Opportunities Portfolio seeks capital appreciation by normally investing at least 65% of its total assets in common stocks and related securities. The Portfolio focuses on companies that MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

MFS Emerging Growth Portfolio

MFS Emerging Growth Portfolio seeks long term growth of capital by normally investing at least 65% of its total assets in common stocks and related securities of emerging growth companies. Emerging growth companies are companies that MFS believes are either (1) early in their life cycle but which have the potential to become major enterprises, or (2) major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. Emerging growth companies may be of any size, and MFS would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation.


MFS Investors Trust Portfolio

MFS Investors Trust Portfolio (formerly know as MFS Growth with Income Portfolio) seeks long-term growth of capital, with a secondary objective to seek current income, by normally investing at least 65% of its total assets in common stocks and related securities. While the Portfolio may invest in companies of any size, it generally focuses on companies with larger market capitalizations that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio will also seek to generate gross income equal to approximately 90% of the dividend yield on the Standard & Poor's 500 Composite Index.

MFS Mid Cap Growth Portfolio

MFS Mid Cap Growth Portfolio seeks long term growth of capital by normally investing at least 65% of its total assets in common stocks and related securities of companies with medium market capitalization that MFS believes have above-average growth potential. Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap Growth Index range at the time of the Portfolio's investment. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio's 65% investment policy. As of February 29, 2000, the top of the Russell Midcap Growth Index range was $59.6 billion.


MFS New Discovery Portfolio

MFS New Discovery Portfolio seeks capital appreciation by normally investing at least 65% of its total assets in common stocks and related securities of emerging growth companies. Emerging growth companies are companies that MFS believes offer superior prospects for growth and are either (1) early in their life cycle but which have the potential to become major enterprises, or (2) major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. While emerging growth companies may be of any size, the Portfolio will generally focus on smaller cap emerging growth companies that are early in their life cycle. MFS would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation.


MFS Investors Growth Stock Portfolio

MFS Investors Growth Stock Portfolio (formerly known as MFS Growth Portfolio) seeks to provide long-term growth of capital and future income rather than current income by investing, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which MFS believes offer better than average prospects for long-term growth. MFS looks particularly for companies which demonstrate: (1) a strong franchise, strong cash flows and a recurring revenue stream; (2) a strong industry position where there is potential for high profit margins or substantial barriers to new entry in the industry; (3) a strong management with a clearly defined strategy; and (4) new products or services.


MFS Total Return Portfolio

MFS Total Return Portfolio seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income. The Portfolio invests in a combination of equity and fixed income securities. Under normal market conditions, the Portfolio invests (1) at least 40%, but not more than 75%, of its net assets in common stocks and related securities such as preferred stock, bonds, warrants or rights convertible into stock, and depositary receipts for those securities; and (2) at least 25% of its net assets in non-convertible fixed income securities. The Portfolio may vary the percentage of its assets invested in any one type of security, within the limits described above, in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values.

MFS Research Portfolio

The MFS Research Portfolio seeks to provide long-term growth of capital and future income. The portfolio invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts. The portfolio focuses on companies that MFS believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share, and superior management. The portfolio may invest in companies of any size. The investments may include securities traded on securities exchanges or in the over-the-counter markets. The portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies.

Putnam Funds


Each fund is a mutual fund registered with the SEC. Putnam Investment Management, LLC ("Putnam Management") serves as the investment adviser of each portfolio.


Investment Objectives of the Funds. Below is a summary of the investment objectives of Putnam's VT Funds. You should read Putnam's VT Funds' prospectus carefully before investing.

Putnam VT Voyager Fund II

The fund seeks long-term growth of capital. The fund invests mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that Putnam Management believes are fast-growing and whose earnings it believes are likely to increase. The fund invests in companies of all sizes.

Putnam VT International Growth Fund


The fund seeks capital appreciation. The fund normally invests mainly in common stocks of companies outside the United States. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Investment Management places on the company. The fund may also consider other factors it believes will cause the stock price to rise. The fund invests mainly in midsize and large companies, although it can invest in companies of any size. Although the fund emphasizes investments in developed countries, it may also invest in companies located in developing (also known as emerging) markets.


Putnam VT Technology Fund

The fund seeks capital appreciation and invests mainly in common stocks of U.S. companies in the technology industries that Putnam Management believes offer the opportunity for gain. These types of stocks are typically considered growth stocks. Growth stocks are issued by companies that Putnam Management believes are fast-growing and whose earnings Putnam Management believes are likely to increase over time. The fund invests in companies of all sizes.

Putnam VT Growth and Income Fund


The fund seeks capital growth and current income. The fund invests mainly in common stocks of U.S. companies, with a focus on value stocks that offer potential for capital growth, current income, or both. Value stocks are those stocks Putnam Management believes are currently undervalued by the market. Putnam Management looks for companies undergoing positive change. It invests mainly in large companies.


Putnam VT Small Cap Value Fund


The fund seeks capital appreciation. The fund invests mainly in common stocks of U.S. companies with a focus on value stocks. Value stocks are those that Putnam Management believes are currently undervalued by the market.

Putnam Management looks for companies undergoing positive change. The fund invests mainly in small companies. These are companies of a size similar to those in the Russell 2000 Index, an index that measures the performance of small companies.

Touchstone Variable Series Trust

Each portfolio of the Touchstone Variable Series Trust is an open-end, diversified management investment company. Touchstone Advisors, Inc. is the investment adviser of each fund. Credit Suisse Asset Management, LLC is the sub-adviser for the International Equity fund. Westfield Capital Management, Inc./TCW Investment Management Company is the sub-adviser for the Emerging Growth fund. Todd Investment Advisors is the sub-adviser for the Small Cap Value and Enhanced 30 funds. Mastrapasqua & Associates is the sub-adviser for the Growth Value fund. Ft. Washington Investment Advisors, Inc. is the sub-adviser for the Equity, Value Plus, High Yield, Bond and Money Market funds. Zurich Scudder Investments, Inc. is the sub-adviser for the Growth & Income fund. OpCap Advisors is the sub-advisor for the Balanced fund.

Touchstone International Equity Fund

The Touchstone International Equity Fund seeks to increase the value of fund shares over the long-term by investing at least 80% of total assets in equity securities of foreign companies. The fund will invest in at least three countries outside of the United States and focuses on companies located in Europe, Australia and the Far East. The fund may invest up to 40% of its assets in securities issued by companies active in emerging market countries.

Touchstone Emerging Growth Fund

The Touchstone Emerging Growth Fund seeks to increase value of fund shares as a primary goal and to earn income as a secondary goal. The fund invests primarily in small cap companies, but may invest in mid cap companies and larger company stocks. It primarily invests in equity securities, including common and preferred stocks and convertible securities.

Touchstone Small Cap Value Fund

The Touchstone Small Cap Value Fund seeks long-term growth of capital by investing primarily (at least 75% of total assets) in common stocks of small to medium capitalization companies that the portfolio manager believes are undervalued. The portfolio manager looks for stocks that it believes are priced lower than they should be, and also contain a catalyst for growth. These stocks may not pay dividends.

Touchstone Growth/Value Fund

The Touchstone Growth/Value Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuation may not reflect the prospects for accelerated earnings and/or cash flow growth. The fund invests primarily in stocks of domestic large-cap growth companies that the portfolio manager believes have a demonstrated record of achievement with excellent prospects for earnings and/or cash flow growth over a 3 to 5 year period. In choosing securities, the portfolio manager looks for companies that it believes to be priced lower than their true value. These may include companies in the technology sector.

Touchstone Equity Fund

The Touchstone Equity Fund seeks long-term growth of capital by investing primarily in growth-oriented stocks. The fund invests primarily (at least 65% of total assets) in a diversified portfolio of common stocks that are believed to have growth attributes superior to the general market. In selecting investments, the portfolio manager focuses on those companies that have attractive opportunities for growth of principal, yet sell at reasonable valuations compared to their expected growth rate of revenues, cash flows and earnings. These may include companies in the technology sector.

Touchstone Enhanced 30 Fund

The Touchstone Enhanced 30 Fund seeks to achieve a total return which is higher than the total return of the Dow Jones Industrial Average ("DJIA"). The fund's portfolio is based on the 30 stocks that compromise the DJIA. The DJIA is a measurement of general market price movement for 30 widely held stocks. The portfolio manager seeks to surpass the total return of the DJIA by substituting stocks that offer above average growth potential for those stocks in the DJIA that appear to have less growth potential. The fund's portfolio will at all times consist of 30 stocks and up to one-third of these holdings may represent substituted stocks in the enhanced portion of the portfolio.

Touchstone Value Plus Fund

The Touchstone Value Plus Fund seeks to increase value of the fund shares over the long-term by investing primarily (at least 65% of total assets) in common stock of larger companies that the portfolio manager believes are undervalued. In choosing undervalued stocks, the portfolio manager looks for companies that have proven management and unique features or advantages, but are believed to be priced lower than their true value. These companies may not pay dividends. The fund may also invest in common stocks of rapidly growing companies to enhance the fund's return and vary its investments to avoid having too much of the fund's assets subject to risks specific to undervalued stocks. Approximately 70% of total assets will generally be invested in large cap companies and approximately 30% will generally be invested in mid cap companies.

Touchstone Growth & Income Fund

The Touchstone Growth and Income Fund seeks to increase the value of fund shares over the long-term, while receiving dividend income, by investing at least 50% of total assets in dividend paying common stock, preferred stocks and convertible securities in a variety of industries. The portfolio manager may purchase securities which that do not pay dividends (up to 50%) but which are expected to increase in value or produce high income payments in the future.

Touchstone Balanced Fund

The Touchstone Balanced Fund seeks to achieve both an increase in share price and current income by investing in both equity securities (generally about 60% of total assets) and debt securities (generally about 40%, but at least 25%). The fund may also invest up to one-third of its assets in securities of foreign companies, and up to 15% in securities of companies in emerging market countries. In choosing equity securities for the fund, the portfolio manager will seek out companies that are in a strong position within their industry, are owned in part by management and are selling at a price lower than the company's intrinsic value. Debt securities are also chosen using a value style, and will be rated investment grade or at the two highest levels of non-investment grade. The portfolio manager will focus on higher yielding securities, but will also consider expected movements in interest rates and industry position.

Touchstone High Yield Fund

The Touchstone High Yield Fund seeks to achieve a high level of current income as its main goal, with capital appreciation as a secondary consideration. The fund invests primarily (at least 65% of total assets) in non-investment grade debt securities of domestic corporations. Non-investment grade securities are often referred to as "junk bonds" and are considered speculative.

Touchstone Bond Fund

The Touchstone Bond Fund seeks to provide a high level of current income as is consistent with the preservation of capital by investing primarily in high-quality investment grade debt securities (at least 65% of total assets). The fund invests in mortgage-related securities (up to 60%), asset-backed securities and preferred stocks. The fund also invests in non-investment grade U.S. or foreign debt securities and preferred stock that are rated as low as B (up to 35%).

Touchstone Money Market Fund

The Touchstone Money Market Fund seeks high current income, consistent with liquidity and stability of principal by investing primarily (at least 65% of total assets) in high-quality money market instruments. The fund is a money market fund and tries to maintain a constant share price of $1.00 per share, although there is no guarantee that it will do so.

Van Kampen Life Portfolios

Each portfolio of Van Kampen Life Portfolios is a unit investment trust registered with the SEC. Van Kampen Funds, Inc. is the sponsor and depositor for each portfolio.

Investment Objectives of the Portfolios. Below is a summary of the investment objective and other information of the Van Kampen Life Portfolios. There is no guarantee that these objectives will be met. You should read the Van Kampen Life Portfolios prospectuses carefully before investing.

Van Kampen Bandwidth & Telecommunications Portfolio

The Van Kampen Bandwidth and Telecommunications Portfolio seeks capital appreciation by investing in common stocks of companies diversified within the communications industry.

Van Kampen Biotechnology and Pharmaceutical Portfolio

The Van Kampen Biotechnology and Pharmaceutical Portfolio seeks capital appreciation by investing in common stocks of companies diversified within the biotechnology and pharmaceuticals industry. Van Kampen designed the portfolio to benefit from companies that are positioned for growth in these industries.

Van Kampen Internet Portfolio

The Van Kampen Internet Portfolio seeks capital appreciation by investing in common stocks of companies primarily involved in the enabling technology or communications services area of the internet.

Van Kampen High-Technology 35 Index Portfolio

The Van Kampen Morgan Stanley High-Technology 35 Index seeks to provide capital appreciation through investment in a portfolio of the common stocks included in the Morgan Stanley High-Technology 35 Index. In creating the index, the Morgan Stanley Technology Research Group sought to design a benchmark that provides broad industry representation of equally-weighted, highly liquid, pure technology companies that is rebalanced annually. The index currently includes 35 pure technology companies representing the full breadth of technology industry segments.

Van Kampen Morgan Stanley U.S. Multinational 50 Index Portfolio

The Van Kampen Morgan Stanley U.S. Multinational 50 Index Portfolio seeks capital appreciation through an investment in a portfolio of the stocks included in the Morgan Stanley U.S. Multinational Index. The index consists of 50 of the largest U.S. based companies often referred to as the "New Nifty Fifty". The Morgan Stanley Research Group designed the index to measure the performance of companies that derive a significant portion of their activity from foreign operations.

Termination of Van Kampen Portfolios

Because the Van Kampen Life Portfolio is a unit investment trust, it is only available for a fixed period of time. All of the Portfolios will be liquidated on May 1, 2003. We currently anticipate that the same investment strategy will be reapplied to any successor unit investment trust offered to succeed any of the Van Kampen Life Portfolios. However, there is no guarantee that Van Kampen will create a successor trust.

You will be required to give us instructions by April 30, 2003 about how to invest any account value in these Portfolios when they terminate. You will receive a notice requesting instructions prior to that time. Your choices at that time will include:

1. Giving us instructions to rollover your account value in the Van Kampen Life Portfolios to the successor portfolio, if available, or;

2. Giving us instructions to transfer any account value in the Van Kampen Life Portfolios to any other investment options available under contract. This transfer will be made on the date you give us your transfer instructions, unless you direct us to make the transfer on date of liquidation.

If you do not pick either of these choices at that time, you will be deemed to have instructed us to transfer any of you account value in the Van Kampen Life Portfolios to the Fidelity VIP Money Market Fund on the date of liquidation.


Management fees and other expenses deducted from each Portfolio are described in that Portfolio's prospectus. Some of the Portfolios' investment advisers may compensate us for providing administrative services in connection with the Portfolios. This compensation is paid from the investment adviser's assets. For a prospectus containing more complete information on any Portfolio, call our Administrative Office toll-free at 1-800-325-8583.

Fixed Accounts

For various legal reasons, GRO contracts haven't been registered under the 1940 Act or the Securities Act of 1933 ("1933 Act"). Thus, neither the GRO contracts nor our General Account, which guarantees the values and benefits under those contracts, are generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, we have been advised that the staff of the Securities and Exchange Commission hasn't reviewed the disclosure in this prospectus relating to the GROs or the General Account. Disclosures regarding the GROs or the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Guaranteed Rate Options

We offer GROs with durations of two, three, five, seven and ten years. We can change the durations available from time to time. When you put money in a GRO, that locks in a fixed effective annual interest rate that we declare (Guaranteed Interest Rate) for the duration you select. The duration of your GRO Account is the Guarantee Period. Each contribution or transfer to a GRO establishes a new GRO Account for the duration you choose at the then-current Guaranteed Interest Rate we declare. We won't declare an interest rate less than 3%. Each GRO Account expires at the end of the duration you have selected. See "Renewals of GRO Accounts" below. All contributions you make to a GRO Account are placed in a non-unitized separate account. Values and benefits under your GRO contract are guaranteed by the reserves in our GRO separate account as well as by our General Account.

The value of each of your GRO Accounts is referred to as a GRO Value. The GRO Value at the expiration of the GRO Account, assuming you haven't transferred or withdrawn any amounts, will be the total contributions plus interest at the Guaranteed Interest Rate less any administrative or Added Value Option charges. We credit interest daily at an effective annual rate equal to the Guaranteed Interest Rate.

We may declare a higher rate of interest in the first year of any GRO Account that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period (Enhanced Rate). This Enhanced Rate will be guaranteed for the Guaranteed Period's first year and is declared at the time of purchase. We can declare and credit additional interest based on Contribution, Account Value, withdrawal dates, economic conditions or on any other lawful, nondiscriminatory basis (Additional Interest). Any Enhanced Rate and Additional Interest credited to your GRO Account will be separate from the Guaranteed Interest Rate and not used in the Market Value Adjustment formula. The Enhanced Rate or Additional Interest may not be available in certain states.

Each group of GRO Accounts of the same duration is considered one GRO. For example, all of your three-year GRO Accounts are one GRO while all of your five-year GRO Accounts are another GRO, even though they may have different maturity dates.

You can get our current Guaranteed Interest Rates by calling our Administrative Office.

Allocations to GROs can't be made under contracts issued in certain states.

Renewals of GRO Accounts. When a GRO Account expires, we'll set up a new GRO Account for the same duration as your old one, at the then-current Guaranteed Interest Rate, unless you withdraw your GRO Value or transfer it to another Investment Option. We'll notify you in writing before your GRO Accounts expire. You must tell us before the expiration of your GRO Accounts if you want to make any changes.

The effective date of a renewal of a GRO Account will be the expiration date of the old GRO Account. If a GRO Account expires and it can't be renewed for the same duration, the new GRO Account will be set up for the next shortest duration. For example, if your expiring GRO Account was for 10 years and when it expires we don't offer a 10-year GRO, but we do offer a seven-year GRO, your new one will be for seven years. You can tell us if you want something different within 30 days before the GRO Account expires. You may not choose, and we won't renew, a GRO Account that expires after your Retirement Date.

Market Value Adjustments. A Market Value Adjustment is an adjustment, either up or down, that we make to your GRO Value if you make an early withdrawal or transfer from your GRO Account. No Market Value Adjustment is made for free withdrawal amounts or for withdrawals or transfers made within 30 days of the expiration of the GRO Account. In addition, we won't make a Market Value Adjustment for a death benefit. The market adjusted value may be higher or lower than the GRO Value, but will never be less than the Minimum Value. Minimum Value is an amount equal to your allocation into the GRO Account, increased by any Added Value Option credits less prior withdrawals (associated charges or adjustments) plus 3% interest compounded annually and less administrative charges and any Added Value Option charges. Withdrawal charge, administrative charges, and a recapture of Added Value Option credits may apply and may invade principal.

The Market Value Adjustment we make to your GRO Account is based on the changes in our Guaranteed Interest Rate. If our Guaranteed Interest Rate has increased since the time of your investment, the Market Value Adjustment will reduce your GRO Value (but not below the Minimum Value). On the other hand, if our Guaranteed Interest Rate has decreased since the time of your investment, the Market Value Adjustment will increase your GRO Value.

The Market Value Adjustment (MVA) for a GRO Account is determined under the following formula:

      MVA = GRO Value x [(1 + A)^N/12 / (1 + B + .0025)^N/12 - 1], where

      A is the Guaranteed Interest Rate being credited to the GRO Account subject to the Market Value Adjustment,

      B is the current Guaranteed Interest Rate, as of the effective date of the Market Value Adjustment, for current allocations to a GRO Account, with a duration that is equal to the number of whole months remaining in your GRO Account. Subject to certain adjustments, if that remaining period isn't equal to an exact period for which we have declared a new Guaranteed Interest Rate, B will be determined by a formula that finds a value between the Guaranteed Interest Rates for GRO Accounts of the next highest and next lowest durations.

      N is the number of whole months remaining in your GRO Account.

For contracts issued in certain states, the formula will be adjusted to comply with state requirements.

If for any reason we are no longer declaring current Guaranteed Interest Rates, then for purposes of determining B we'll use the yield to maturity of U. S. Treasury Notes with the same remaining term as your GRO Account, using a formula to find a value when necessary, in place of the current Guaranteed Interest Rate or Rates.

For illustrations of the application of the Market Value Adjustment formula, see Appendix D.

Systematic Transfer Option

We also offer a Systematic Transfer Option that guarantees an interest rate that we declare in advance for each calendar quarter. This interest rate applies to all contributions made to the STO Account during the calendar quarter for which the rate has been declared. You must transfer all contributions you make to the six-month STO into other Investment Options within six months and transfer all contributions to the twelve-month STO within one year of contribution. Transfers are automatically made in approximately equal quarterly or monthly installments of at least $1,000 each. You can't transfer from other Investment Options into the STO. Normal contingent withdrawal charges apply to withdrawals from the STO. We guarantee that the STO's effective annual yield will never be less than 3.0%. See "Systematic Transfer Program" in Section 9 for details on this program.

Section 4 - DEDUCTIONS AND CHARGES

Separate Account Charges

We deduct a daily expense amount from the Unit Value equal to an effective annual rate of 1.00% of your Account Value in the Variable Account Options. This daily expense rate can't be increased without your consent. Of the 1.00% total charge, .15% is used to reimburse us for administrative expenses not covered by the annual administrative charge described below. We deduct the remaining .85% for assuming the mortality and expense risk under the contract. The expense risk is the risk that our actual expenses of administering the contract will exceed the annual administrative expense charge. Mortality risk, as used here, refers to the risk we take that annuitants, as a class of persons, will live longer than estimated and we will be required to pay out more annuity benefits than anticipated. The mortality and expense risk charge compensate us for the mortality and expense risks we assume under the contract and the expenses associated with the Added Value Option. We expect to make a profit from this fee. The relative proportion of the mortality and expense risk charge may be changed, but the total 1.00% separate account charge can't be increased unless you select an optional contract feature such as the Added Value Option or optional death benefit.

Annual Administrative Charge

We charge an annual administrative charge of $30. This charge is deducted pro rata from your Account Value in each Investment Option. The part of the charge deducted from the Variable Account Options reduces the number of Units we credit to you. The part of the charge deducted from the Fixed Accounts is withdrawn in dollars. The annual administrative charge is pro-rated in the event of the Annuitant's retirement, death, annuitization or contract termination during a contract year.

Portfolio Charges

The Separate Account buys shares of the Portfolios at net asset value. That price reflects investment management fees and other direct expenses that have already been deducted from the assets of the Portfolios. The amount charged for investment management can't be increased without shareholder approval.

Reduction or Elimination of Separate Account or Administrative Charges

We can reduce or eliminate the separate account or administrative charges for individuals or groups of individuals if we anticipate expense savings. We may do this based on the size and type of the group or the amount of the contribution. We won't unlawfully discriminate against any person or group if we reduce or eliminate these charges.

State Premium Tax Deduction

We won't deduct state premium taxes from your contributions before investing them in the Investment Options, unless required by your state law. If the Annuitant elects an annuity benefit, we'll deduct any applicable state premium taxes from the amount available for the annuity benefit. State premium taxes currently range up to 4%.

Contingent Withdrawal Charge

We don't deduct sales charges when you make a contribution to the contract. However, contributions withdrawn may be subject to a withdrawal charge of up to 8%. As shown below, the charge varies, depending upon the "age" of the contributions included in the withdrawal - that is, the number of years that have passed since each contribution was made. The maximum of 8% would apply if the entire amount of the withdrawal consisted of contributions made during your current contribution year. We don't deduct withdrawal charges when you withdraw contributions made more than seven years before your withdrawal. To calculate the withdrawal charge, (1) the oldest contributions are treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount aren't subject to the withdrawal charge. For partial withdrawals, the total amount deducted from your account will include the withdrawal amount requested minus any Market Value Adjustment that applies, and any withdrawal charges that apply, and any recapture of the Added Value Option credit that may apply, so that the net amount you receive will be the amount you requested.

You may take up to 10% of your account value (less any earlier withdrawal in the same year) each year without any contingent withdrawal charge or Market Value Adjustment. This is referred to as your "free withdrawal." If you don't take any free withdrawals in one year, you can't add it to the next year's free withdrawal. If you aren't 59 1/2, federal tax penalties may apply.


                                                        Charge as a % of the
Number of Full Years from the Date of Contribution      Contribution Withdrawn
--------------------------------------------------      ----------------------

          1.............................................             8%
          2.............................................             7.5%
          3.............................................             7%
          4.............................................             6%
          5 ............................................             5%
          6 ............................................             4%
          7 ............................................             3%
          8 (+).........................................             0%





We won't deduct a contingent withdrawal charge if you use the withdrawal to buy from us either an immediate annuity benefit with life contingencies, or an immediate annuity without life contingencies with a restricted prepayment option that provides for level payments over five or more years. Similarly, we won't deduct a charge if the Annuitant dies. See "Standard Death Benefit" in Section 5.

Recapture of the Added Value Option

If you select the Added Value Option, and you make any withdrawal in excess of the 10% free withdrawal, all or part of the Added Value Option will be recaptured by the company and not distributed. The chart below shows what portion of the Added Value Option originally credited will be recaptured in the case of a partial surrender in excess of the free withdrawal amount or a complete surrender. For a partial withdrawal in excess of the free withdrawal provision or a complete surrender, the factors in the chart will be applied to a percentage of the amount credited, where the percentage equals the amount subject to a withdrawal charge divided by the account value at the time of withdrawal. The amount recaptured is based upon the year the withdrawal is taken. The total amount recaptured will never exceed what was credited.


Policy Year                            Amount of Added Value Option Recaptured
--------------------------------------------------------------------------------
    1                                                    100%
    2                                                    85%
    3                                                    65%
    4                                                    55%
    5                                                    40%
    6                                                    25%
    7                                                    10%
    8                                                    0%

Reduction or Elimination of the Contingent Withdrawal Charge

We can reduce or eliminate the contingent withdrawal charge for individuals or a group of individuals if we anticipate expense savings. We may do this based on the size and type of the group, the amount of the contribution, or whether there is some relationship with us. Examples of these relationships would include being an employee of Integrity or an affiliate, receiving distributions or making internal transfers from other contracts we issued, or transferring amounts held under qualified plans we or our affiliate sponsored. We won't unlawfully discriminate against any person or group if we reduce or eliminate the contingent withdrawal charge.

Transfer Charge

If you make more than twelve transfers among your Investment Options during one contract year, we will charge your account up to $20 for each additional transfer during that year. Transfer charges don't apply to transfers under (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, or (iii) systematic transfers from the STO, nor do these transfers count toward the twelve free transfers you can make during a year.

Hardship Waiver

We can waive contingent withdrawal charges on full or partial withdrawal requests of $1,000 or more under a hardship circumstance. We can also waive the Market Value Adjustment on any amounts withdrawn from the GRO Accounts. We may also waive any Added Value Option credit recapture. Hardship circumstances include the owner's (1) confinement to a nursing home, hospital or long term care facility, (2) diagnosis of terminal illness with any medical condition that would result in death or total disability, and (3) unemployment. We can require reasonable notice and documentation including, but not limited to, a physician's certification and Determination Letter from a State Department of Labor. Some of the hardship circumstances listed above may not apply in some states, and, in other states, may not be available at all. The waivers of withdrawal charges and Market Value Adjustment apply to the owner, not to the Annuitant. If there are joint owners, the waivers apply to the primary owner. If no primary owner can be determined, the waivers will apply to the youngest owner.

Tax Reserve

We can make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment performance of the Variable Account Options.

Section 5 - TERMS OF YOUR VARIABLE ANNUITY

Contributions Under Your Contract

You can make contributions of at least $100 at any time up to the Annuitant's Retirement Date. Your first contribution, however, can't be less than $1,000. We have special rules for minimum contribution amounts for tax-favored retirement programs. See "Tax-Favored Retirement Programs" in the SAI.

We may limit the total contributions under a contract to $1,000,000 if you are under age 76 or to $250,000 if you are 76 or older. Once you reach eight years before your Retirement Date, we may refuse to accept any contribution. Contributions may also be limited by various laws or prohibited by us for all annuitants under the contract. If your contributions are made under a tax-favored retirement program, we won't measure them against the maximum limits set by law.

Contributions are applied to the various Investment Options you select and are used to pay annuity and death benefits. Each contribution is credited as of the date we have received (as defined below) at our Administrative Office both the contribution and instructions for allocation among the Investment Options. Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. Contributions by check or mail are deemed received when they are delivered in good order to our Administrative Office.

You can change your choice of Investment Options at any time by writing to the Administrative Office. The request should indicate your contract number and the specific change, and you should sign the request. When the Administrative Office receives it, the change will be effective for any contribution that accompanies it and for all future contributions. See "Transfers" in Section 5.

Your Account Value


Your Account Value reflects various charges. See Section 4, "Deductions and Charges." Annual deductions are made as of the last day of each contract year. Withdrawal charges and Market Value Adjustments, if applicable, are made as of the effective date of the transaction. Charges against our Separate account are reflected daily and optional contract feature charges are reflected quarterly. Any amount allocated to a Variable Account Option will go up or down in value depending on the investment experience of that Option. The value of contributions allocated to the Variable Account Options isn't guaranteed. The value of your contributions allocated to the Fixed Accounts is guaranteed, subject to any applicable Market Value Adjustments. See "Guaranteed Rate Options" in Section 3.


Units in Our Separate account


Allocations to the Variable Account Options are used to purchase Units. On any given day, the value you have in a Variable Account Option is the Unit Value multiplied by the number of Units credited to you in that Option. The Units of each Variable Account Option have different Unit Values.


The number of Units purchased or redeemed (sold) in any Variable Account Option is calculated by dividing the dollar amount of the transaction by the Option's Unit Value, calculated as of the close of business that day. The number of Units for a Variable Account Option at any time is the number of Units purchased less the number of Units redeemed. The value of Units of Separate Account I fluctuates with the investment performance of the corresponding Portfolios, which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as the Portfolios' expenses. Your Unit Values also change because of deductions and charges we make to our Separate account. The number of Units credited to you, however, won't vary due to changes in Unit Values. Units of a Variable Account Option are purchased when you allocate new contributions or transfer prior contributions to that Option. Units are redeemed when you make withdrawals or transfer amounts from a Variable Account Option. We also redeem Units to pay the death benefit when the Annuitant dies and to pay the annual administrative charge or to pay for optional contract features.


How We Determine Unit Value

We determine Unit Values for each Variable Account Option at 4 p.m. Eastern Time on each Business Day. The Unit Value of each Variable Account Option in Separate Account I for any Business Day is equal to the Unit Value for the previous Business Day, multiplied by the net investment factor for that Option on the current day. We determine a net investment factor for each Option in Separate Account I as follows:

- First, we take the value of the shares belonging to the Option in the corresponding Portfolio at the close of business that day (before giving effect to any transactions for that day, such as contributions or withdrawals). For this purpose, we use the share value reported to us by the Portfolios.

- Next, we add any dividends or capital gains distributions by the Portfolio on that day.

- Then we charge or credit for any taxes or amounts set aside as a reserve for taxes.

- Then we divide this amount by the value of the amounts in the Option at the close of business on the last day that a Unit Value was determined (after giving effect to any transactions on that day).

- Finally, we subtract a daily asset charge for each calendar day since the last day that a Unit Value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is an amount equal to an effective annual rate of 1.00%. This charge is for the mortality risk, administrative expenses and expense risk we assumed under the contract.

Transfers


You may transfer your Account Value among the Variable Account Options and the GROs, subject to our transfer restrictions. You can't make a transfer into the STO. Transfers to a GRO must be to a newly elected GRO (that is, to a GRO that you haven't already purchased) at the then-current Guaranteed Interest Rate, unless we agree otherwise. Unless you make a transfer from a GRO within 30 days before the expiration date of a GRO Account, the transfer is subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Section 3. Transfers from GROs will be made according to the order in which money was originally allocated to the GRO.

The amount transferred must be at least $250 or, if less, the entire amount in the Investment Option. You have twelve free transfers during a contract year. After those twelve transfers, a charge of up to $20 will apply to each additional transfer during that contract year. No charge will be made for transfers under our Dollar Cost Averaging, Customized Asset Rebalancing, or Systematic Transfer programs, described in Section 9.

You may request a transfer by sending a written request directly to the Administrative Office. Each request for a transfer must specify the contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. Transfers may also be arranged through our telephone transfer service if a Personal Identification Number (PIN Code) is maintained. We'll honor telephone transfer instructions from any person who provides correct identifying information and we aren't responsible for fraudulent telephone transfers we believe to be genuine according to these procedures. Accordingly, you bear the risk of loss if unauthorized persons make transfers on your behalf.

A transfer request is effective as of the Business Day it is received our Administrative Office. A transfer request doesn't change the allocation of current or future contributions among the Investment Options. Telephone transfers may be requested from 9:00 a.m. - 5:00 p.m., Eastern Time, on any day we're open for business. You'll receive the Variable Account Options' Unit Values as of the close of business on the day you call. Accordingly, transfer requests for Variable Account Options received after 4:00 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) will be processed using Unit Values as of the close of business on the next Business Day after the day you call. All transfers will be confirmed in writing.

Transfer requests submitted by agents or market timing services that represent multiple policies will be processed not later than the next Business Day after the requests are received by our Administrative Office.

Excessive Trading

We reserve the right to limit the number of transfers in any contract year or to refuse any transfer request for an owner or certain owners if: (a) we believe in our sole discretion that excessive trading by the owner or owners or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the underlying mutual funds; or (b) we are informed by one or more of the underlying mutual funds that the purchase or redemption of shares is to be restricted because of excessive trading, or that a specific transfer or group of transfers is expected to have a detrimental effect on share prices of affected underlying mutual funds. We also have the right, which may be exercised in our sole discretion, to prohibit transfers occurring on consecutive Business Days.

We will notify you or your designated representative if your requested transfer is not made. Current SEC rules preclude us from processing your request at a later date if it is not made when initially requested. Accordingly, you will need to submit a new transfer request in order to make a transfer that was not made because of these limitations.

Withdrawals

You may make withdrawals as often as you wish subject to the 10% free withdrawal and contingent withdrawal charges. Each withdrawal must be at least $300. The money will be taken from your Investment Options pro rata, in the same proportion their value bears to your total Account Value. For example, if your Account Value is divided in equal 25% shares among four Investment Options, when you make a withdrawal, 25% of the money withdrawn will come from each of your Investment Options. You can tell us if you want your withdrawal handled differently.

During the first seven years after contribution, there is a contingent withdrawal charge for any withdrawals other than free withdrawals (discussed below). The charge starts at 8% and decreases depending on the age of your contribution . This charge is in addition to any Market Value Adjustments made to early withdrawals from GRO Accounts. If the Added Value Option is selected, there will also be a recapture of some of the Added Value Option that was credited to the account. See Section 4 "Recapture of Added Value Option" for details. Under some circumstances, the contingent withdrawal charge, Market Value Adjustment, and recapture of the Added Value Option may be waived.

When you make a partial withdrawal, the total amount deducted from your Account Value will include the withdrawal amount requested plus any contingent withdrawal charges and any Market Value Adjustments. The total amount that you receive will be the total that you requested. Most of the withdrawals you make before you are 59 1/2 years old are subject to a 10% federal tax penalty. If your contract is part of a tax-favored retirement plan, the plan may limit your withdrawals. See "Tax Aspects of the Contract" in Section 8.

Assignments

If your contract isn't part of a tax-favored program, you may assign the contract before the Annuitant's Retirement Date. You can't, however, make a partial assignment. An assignment of the contract may have adverse tax consequences. See Section 8, "Tax Aspects of the Contract." We won't be bound by an assignment unless it is in writing and is received at our Administrative Office in a form acceptable to us.

Annuity Benefits

All annuity benefits under your contract are calculated as of the Retirement Date you select. You can change the Retirement Date by writing to the Administrative Office any time before the Retirement Date. The Retirement Date can't be later than your 98th birthday, or earlier if required by law. Contract terms applicable to various retirement programs, along with federal tax laws, establish certain minimum and maximum retirement ages.

Annuity benefits may be a lump sum payment or paid out over time. A lump sum payment will provide the Annuitant with the Cash Value under the contract shortly after the Retirement Date. The amount applied toward the purchase of an annuity benefit is the Adjusted Account Value less any pro-rata annual administrative charge, except that the Cash Value will be the amount applied if the annuity benefit doesn't have a life contingency and either the term is less than five years or the annuity can be changed to a lump sum payment without a withdrawal charge.

Annuities

Annuity benefits can provide for fixed payments, which may be made monthly, quarterly, semi-annually or annually. You can't change or redeem the annuity once payments have begun. For any annuity, the minimum initial payment must be at least $100 monthly, $300 quarterly, $600 semi-annually or $1,200 annually.

If you haven't already elected a lump sum payment or an annuity benefit, we'll send you a notice within six months before your Retirement Date outlining your options. If you fail to notify us of your benefit payment election before your Retirement Date, you'll receive a lump sum benefit.

We currently offer the following types of annuities:

A life and ten years certain annuity is a fixed life income annuity with 10 years of payments guaranteed, funded through our general account.

A period certain annuity provides for fixed payments to the Annuitant or the Annuitant's beneficiary for a fixed period. The amount is determined by the period selected. If the Annuitant dies before the end of the period selected, the Annuitant's beneficiary can choose to receive the total present value of future payments in cash.

A period certain life annuity provides for fixed payments for at least the period selected and after that for the life of the Annuitant, or for the lives of the Annuitant and another annuitant under a joint and survivor annuity. If the

Annuitant (or the Annuitant and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to the Annuitant's beneficiary. The Annuitant's beneficiary can redeem the annuity and receive the present value of future guaranteed payments in a lump sum.

A life income annuity provides fixed payments to the Annuitant for the life of the Annuitant, or until the last annuitant dies under a joint and survivor annuity.

Fixed Annuity Payments

Fixed annuity payments won't change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the Annuitant's age (or Annuitant and a joint annuitant in the case of a joint and survivor annuity) and sex (except under most tax-favored retirement programs). If our current annuity rates would provide a larger payment, those current rates will apply instead of the contract rates.

If the age or sex of an annuitant has been misstated, any benefits will be those which would have been purchased at the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at the rate of 6% per year. If we have made overpayments because of incorrect information about age or sex, we'll deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.

Timing of Payment

We normally apply your Adjusted Account Value to the purchase of an annuity within seven days after receipt of the required form at our Administrative Office. Our action can be delayed, however, for any period during which:

(1) the New York Stock Exchange has been closed or trading on it is restricted;

(2) an emergency exists so that disposal of securities isn't reasonably practicable or it isn't reasonably practicable for a Separate Account fairly to determine the value of its net assets; or


(3) the SEC, by order, permits us to delay action to protect persons with interests in the Separate account. We can delay payment of your Fixed Accounts for up to six months, and interest will be paid on any payment delayed for 30 days or more.


Standard Death Benefit

We'll pay a death benefit to the Annuitant's surviving beneficiary (or beneficiaries, in equal shares) if the last Annuitant dies before annuity payments have started. There are three different types of death benefits. One is for policyholders who are age 73 or younger when they purchase the contract. The second is for policyholders who purchase the contract when they are between age 74 and 85. The third is for someone who is age 86 or older when they purchase the contract. The reductions in the death benefit for withdrawals will be calculated on a pro-rata basis with respect to Account Value at the time of withdrawal.

For contracts where the issue age is 73 years old or younger:

If the policyholder dies in the first seven years after the contract is issued, the death benefit is the greater of:


      a.    Total Customer Contributions minus withdrawals; or


      b.    current account value

At the end of seven years, the death benefit automatically becomes the greater of current account value or total contributions, minus withdrawals. This is the minimum death benefit.




If the policyholder dies more than seven years after the date of issue, the death benefit is the greater of:

      a. minimum death benefit plus subsequent contributions, minus withdrawals; or

      b.    current account value

For contracts where the issue age is between 74 and 85 years old:

The death benefit is the greater of:


a.    Total Customer Contributions minus withdrawals; or


b.    current account value

For contract where the issue age is 86 years old or older:

The death benefit is the current account value.

Death benefits and benefit distributions required because of a separate owner's death can be paid in a lump sum or as an annuity. If a benefit option hasn't been selected for the beneficiary at the Annuitant's death, the beneficiary can select an option.

The owner selects the beneficiary of the death benefit. An owner may change beneficiaries by sending the appropriate form to the Administrative Office. If an Annuitant's beneficiary doesn't survive the Annuitant, then the death benefit is generally paid to the Annuitant's estate. A death benefit won't be paid after the Annuitant's death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract.

How You Make Requests and Give Instructions

When you write to our Administrative Office, use the address on the cover page of this prospectus. We can't honor your request or instruction unless it's proper and complete. Whenever possible, use one of our printed forms, which may be obtained from our Administrative Office.


Section 6 - OPTIONAL CONTRACT FEATURES


For an additional charge, the following options are available to contract purchasers. These options must be elected at the time of application and will replace or supplement standard contract benefits. Charges for the optional benefits are in addition to the standard variable account charges. Be sure you understand the charges. Carefully consider whether you need the benefit. Also consider whether you can buy the benefit more cheaply as part of the variable annuity or with a separate policy. Please note that the fee for the Added Value Option is assessed against the variable and fixed accounts.

Added Value Option


For any premium payments made to the contract within the first 12 months the contract is in effect, Integrity will credit from 1% up to 5% of premium payments made into the annuity. For example, if $50,000 is deposited into the annuity in the first 12 months, and the 3% Added Value Option is selected, Integrity will credit $1500 to your Account Value. At ages 0-75 all five options are available. At ages 76-79 only the 1%-3% option is available. At age 80 and above the Added Value Option is not available.


The charge is .15% annually for each percentage of Added Value Option requested. For example, if the 3% option is selected, the annual charge will be .45%. This charge is subject to a minimum and maximum dollar amount. This charge is assessed quarterly to both the variable and fixed accounts and will be assessed against subsequent contributions that do not receive any Added Value Option credit when deposited. Integrity will discontinue deducting the charges seven years from the date the contract was issued. Some or all of the Added Value Option will be recaptured by the company when total or partial withdrawals are taken out of the contract. See Section 1, "Table of Fees and Expenses," and for details on the recapture Section 4, "Recapture of Added Value Option."

Integrity uses this charge as well as a portion of the early withdrawal charges and mortality and expense risk charges to recover the cost of providing the Added Value Option. Integrity intends to make a profit from these charges. Under certain circumstances, such as periods of poor market performance, the cost associated with the Added Value Option may exceed the sum of the Added Value

Option and any related earnings. Generally, if the average annual investment performance exceeds the percentages listed below, you will benefit from having the Added Value Option. Generally, if the average annual investment performance is below the percentages listed below, or you invest substantially in the fixed accounts, you will not benefit from the Added Value Option. The approximate average annual investment performance threshold needed to benefit from the Added Value Option is as follows:

AVO Selected         Approximate Average Annual Investment Performance Threshold
     1%                                           7.10%
     2%                                           7.45%
     3%                                           7.80%
     4%                                           8.15%
     5%                                           8.50%

Please see Appendix C for some additional examples of how market growth can affect the benefit of the Added Value Option. The Added Value Option will generally not benefit purchasers who invest substantially in the fixed account or who intend to take withdrawals in excess of the 10% free withdrawal.


The Added Value Option may not be available in all states.

Death Benefit Options

Any of the following options may be elected when the contract is purchased. These options may not be cancelled once the contract is issued. They may not be added after the contract is issued. Reductions in death benefits due to withdrawals are calculated on a pro-rata basis with respect to the Account Value at the time of withdrawal.

Option A (Highest Anniversary)

For issue ages up to and including age 75, the death benefit will be the greater of:

      a. highest account value on any contract anniversary before age 81, plus any subsequent contribution, minus any withdrawals; or
      b.    the standard contract death benefit.

This option is not available for issue ages of 76 or older.

The fee for this option is .15% annually and is assessed for the life of the contract. The fee is assessed quarterly.

Option B (Roll Up)

For issue ages up to and including age 75, the death benefit will be the greater of:

      a. total contributions, minus any subsequent withdrawals, accumulated at an annual growth rate of 5% from the date of each contribution or withdrawal. The growth rate of 5% will stop accruing at the earlier of age 81 or when the accumulated amount reaches 200% of the sum of contributions minus withdrawals; or
      b.    The standard contract death benefit.

This option is not available for issue ages of 76 or older.

The fee for this option is .30% annually and is assessed for the life of the contract. The fee is assessed quarterly.

Option C (Greater of Highest Anniversary or Roll Up)

For issue ages up to and including age 75, the death benefit will be the greatest of:

      a.    the death benefit if Option A had been chosen; or
      b.    the death benefit if Option B had been chosen; or
      c.    the standard contract death benefit.

This option is not available for issue ages of 76 or older.

The fee for this option is .35% annually and is assessed for the life of the contract. The fee is assessed quarterly.

Not all death benefit options may be available in all states.

Section 7 - VOTING RIGHTS

Portfolio Voting Rights

We are the legal owner of the shares of the Portfolios held by Separate Account I and, therefore, have the right to vote on certain matters. Among other things, we may vote to elect a Portfolio's Board of Directors, to ratify the selection of independent auditors for a Portfolio, and on any other matters described in a Portfolio's current prospectus or requiring a vote by shareholders under the 1940 Act.

Whenever a shareholder vote is taken, we give you the opportunity to tell us how to vote the number of shares purchased as a result of contributions to your contract. We'll send you Portfolio proxy materials and a form for giving us voting instructions.

If we don't receive instructions in time from all owners, we'll vote shares in a Portfolio for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. Under eligible deferred compensation plans and certain qualified plans, your voting instructions must be sent to us indirectly, through your employer, but we aren't responsible for any failure by your employer to solicit your instructions or to send your instructions to us. We'll vote any Portfolio shares that we're entitled to vote directly, because of amounts we have accumulated in Separate Account I, in the same proportion that other owners vote. If the federal securities laws or regulations or interpretations of them change so that we're permitted to vote shares of a Portfolio on our behalf or to restrict owner voting, we may do so.

How We Determine Your Voting Shares

You vote only on matters concerning the Portfolios in which your contributions are invested. We determine the number of Portfolio shares in each Variable Account Option under your contract by dividing your Account Value allocated to that Option by the net asset value of one share of the corresponding Portfolio on the record date set by a Portfolio's Board for its shareholders' meeting. For this purpose, the record date can't be more than 60 days before the meeting of a Portfolio. We count fractional shares. After annuity payments have commenced, voting rights are calculated in a similar manner based on the actuarially determined value of your interest in each Variable Account Option.

How Portfolio Shares Are Voted


All Portfolio shares are entitled to one vote; fractional shares have fractional votes. Voting is on a Portfolio-by-Portfolio basis, except for certain matters (for example, election of Directors) that require collective approval. On matters where the interests of the individual Portfolios differ, the approval of the shareholders in one Portfolio isn't needed to make a decision in another Portfolio. To the extent shares of a Portfolio are sold to separate account of other insurance companies, the shares voted by those companies according to instructions received from their contract holders will dilute the effect of voting instructions received by us from its owners.


Separate Account Voting Rights

Under the 1940 Act, certain actions (such as some of those described under "Changes in How We Operate" in Section 2) may require owner approval. In that case, you'll be entitled to a number of votes based on the value you have in the Variable Account Options, as described above under "How We Determine Your Voting Shares." We'll cast votes attributable to amounts we have in the Variable Account Options in the same proportions as votes cast by owners.

Section 8 - TAX ASPECTS OF THE CONTRACT

Introduction

The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the owner, Annuitant, and the beneficiary or other payee may depend on several factors. These factors may include Integrity's tax status, the type of retirement plan, if any, for which the contract is purchased, and the tax and employment status of the individuals concerned.

The following discussion of the federal income tax treatment of the contract isn't designed to cover all situations and isn't intended to be tax advice. It is based upon our understanding of the federal income tax laws as currently interpreted by the Internal Revenue Service (IRS) and various courts. We cannot guarantee that the IRS or the courts won't change their views on the treatment of these contracts. Future legislation could affect annuity contracts adversely. Moreover, we have not attempted to consider any applicable state or other tax laws. Because of the complexity of tax laws and the fact that tax results will vary according to particular circumstances, anyone considering the purchase of a contract, selecting annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax adviser. Integrity does not make any guarantee regarding the tax status, federal, state, or local, of any contract or any transaction involving the contract.

Your Contract is an Annuity

Under federal tax law, anyone can purchase an annuity with after-tax dollars. Earnings under the contract won't generally be taxed until you make a withdrawal. An individual (or employer) may also purchase the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan. Finally, an individual (or employer) may purchase the annuity to fund a Roth IRA (contributions are with after-tax dollars and earnings may be excluded from taxable income at distribution).

This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars (a nonqualified annuity), and some of the special tax rules that apply to an annuity purchased to fund a tax-favored retirement program (a qualified annuity). A qualified annuity may restrict your rights and benefits to qualify for its special treatment under federal tax law.

Taxation of Annuities Generally

Section 72 of the Internal Revenue Code of 1986, as amended (the Code) governs the taxation of annuities. In general, contributions you put into the annuity (your "basis" or "investment" in the contract) will not be taxed when you receive the amounts back in a distribution. Please note that under current tax law, any credit received from the Added Value Option will be treated as earnings or gain on the contract and not as basis or investment in the contract. Also, an owner generally isn't taxed on the annuity's earnings (increases in Account Value) until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, trusts and other non-natural persons can't defer tax on the annuity's income unless an exception applies. In addition, if an owner transfers an annuity as a gift to someone other than a spouse (or former spouse), all increases in the Account Value are taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract is treated as a taxable distribution of that portion of the value of the contract.

You can take withdrawals from the contract or you can wait to annuitize it when the annuitant reaches a certain age. The tax implications are different for each type of distribution. Section 72 of the Code states that the proceeds of a full or partial withdrawal from a contract before annuity payments begin are treated first as taxable income, but only to the extent of the increase of the Account Value. The rest of the withdrawal, representing your basis in the annuity, is not taxable. Generally, the investment or basis in the contract equals the contributions made by you or on your behalf, minus any amounts previously withdrawn that weren't treated as taxable income. Special rules may apply if the contract includes contributions made before August 14, 1982 that were rolled over to the contract in a tax-free exchange.

If you take annuity payments over the lifetime of the annuitant, part of each payment is considered to be a tax-free return of your investment. This tax-free portion of each payment is determined using a ratio of the owner's investment to his or her expected return under the contract (exclusion ratio). The rest of each payment will be ordinary income. When all of these tax-free portions add up to your investment in the annuity, future payments are entirely ordinary income. If the Annuitant dies before recovering the total investment, a deduction for the remaining basis will generally be allowed on the owner's final federal income tax return.

We may be required to withhold federal income taxes on all distributions unless the eligible recipients elect not to have any amounts withheld and properly notify us of that election.

The taxable portion of a distribution is taxed at ordinary income tax rates. In addition, you may be subject to a 10% penalty on the taxable portion of a distribution unless it is:

      (1)   on or after the date on which the taxpayer attains age 59 1/2;
      (2)   as a result of the owner's death;
      (3) part of a series of "substantially equal periodic payments" (paid at least annually) for the life (or life expectancy) of the taxpayer or joint lives (or joint life expectancies) of the taxpayer and beneficiary;
      (4) a result of the taxpayer becoming disabled within the meaning of Code Section 72(m)(7);
      (5) from certain qualified plans (note, however, other penalties may apply);
      (6) under a qualified funding asset (as defined in Section 130(d) of the Code);
      (7) purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service;
      (8)   under an immediate annuity as defined in Code Section 72(u)(4);
      (9)   for the purchase of a first home (distribution up to $10,000);
      (10) for certain higher education expenses; or (11) to cover certain deductible medical expenses.

      Please note that items (9), (10) and (11) apply to IRAs only.

Any withdrawal provisions of your contract will also apply. See "Withdrawals" in
Section 5.

All annuity contracts issued by us or our affiliates to one Annuitant during any calendar year are treated as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.

Distribution-at-Death Rules

Under Section 72(s) of the Code, in order to be treated as an annuity, a contract must provide the following distribution rules: (a) if any owner dies on or after the date the annuity starts and before the entire interest in the contract has been distributed, then the rest of that annuity must be distributed at least as quickly as the method in effect when the owner died; and (b) if any owner dies before the date the annuity starts, the entire contract must be distributed within five years after the owner's death. However, any interest that is payable to a beneficiary may be annuitized over the life of that beneficiary, as long as distributions begin within one year after the owner dies. If the beneficiary is the owner's spouse, the contract (along with the deferred tax status) may be continued in the spouse's name as the owner.

Diversification Standards

We manage the investments in the annuities under Section 817(h) of the Code to ensure that you will be taxed as described above

Tax Favored Retirement Programs

An owner can use this annuity with certain types of retirement plans that receive favorable tax treatment under the Code. Numerous tax rules apply to the participants in these qualified plans and to the contracts used in connection with those qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions on the amount that may be borrowed, the duration of the loan, and repayment of the loan. (Owners should always consult their tax advisors and retirement plan fiduciaries before taking any loans from the plan.) Also, special rules apply to the time at which distributions must begin and the form in which the distributions must be paid. The SAI contains general information about the use of contracts with the various types of qualified plans.

Other investment vehicles, such as IRAs and employer sponsored 401(k) plans, also may provide you with tax deferred growth and other tax advantages. For most investors, it will be advantageous to make maximum allowable contributions to IRAs and 401(k) plans before investing in a variable annuity. In addition, if you are investing in a variable annuity through a tax-advantaged retirement plan (such as a 401(k) or IRA), you will get no additional tax advantage from the variable annuity. Under these circumstances, consider buying a variable annuity only if it makes sense because of the annuity's other features, such as lifetime income payments and death benefit protection.

Federal and State Income Tax Withholding

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number.

Impact of Taxes on Integrity

The contract allows us to charge the Separate Account for taxes. We can also set up reserves for taxes.

Transfers Among Investment Options

Under the current tax law there won't be any tax liability if you transfer any part of the Account Value among the Investment Options of your contract.

Section 9 - ADDITIONAL INFORMATION

Systematic Withdrawals

We offer a program that allows you to pre-authorize periodic withdrawals from your contract before your Retirement Date. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is made. You may specify a dollar amount for each withdrawal or an annual percentage to be withdrawn. The minimum systematic withdrawal currently is $100. You may also specify an account for direct deposit of your systematic withdrawals. To enroll under our systematic withdrawal program, send the appropriate form to our Administrative Office. Withdrawals may begin one Business Day after we receive the form. You may terminate your participation in the program upon one day's prior written notice, and we may end or change the systematic withdrawal program at any time. If on any withdrawal date you don't have enough money in your accounts to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will be ended.

Amounts you withdraw under the systematic withdrawal program may be within the free withdrawal amount. If so, we won't deduct a contingent withdrawal charge or make a Market Value Adjustment. See "Contingent Withdrawal Charge" in Section 4. Amounts withdrawn under the systematic withdrawal program greater than the free withdrawal amount will be subject to a contingent withdrawal charge, a Market Value Adjustment, and the Added Value Option recapture if applicable. Withdrawals also may be subject to the 10% federal tax penalty for early withdrawal and to income taxation. See Section 8, "Tax Aspects of the Contract."

Income Plus Withdrawal Program

We offer an Income Plus Withdrawal Program that allows you to pre-authorize equal periodic withdrawals, based on your life expectancy, from your contract before you reach age 59 1/2. You won't have to pay any tax penalty for these withdrawals, but they will be subject to ordinary income tax. See "Taxation of Annuities Generally," in Section 7. Once you begin receiving distributions, they shouldn't be changed or stopped until the later of:

|X|   the date you reach age 59 1/2; or
|X|   five years from the date of the first distribution.

If you change or stop the distribution or take an additional withdrawal, you may have to pay a 10% penalty tax that would have been due on all prior distributions made under the Income Plus Withdrawal Program, plus any interest.

You can choose the Income Plus Withdrawal Program at any time if you're younger than 59 1/2. You can elect this option by sending the election form to our Administrative Office. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is made. We'll calculate the amount of the distribution under a method you select, subject to a minimum, which is currently $100. You must also specify an account for direct deposit of your withdrawals.

To enroll in our Income Plus Withdrawal Program, send the appropriate form to our Administrative Office. Your withdrawals will begin at least one Business Day after we receive your form. You may end your participation in the program upon seven Business Days prior written notice, and we may end or change the Income Plus Withdrawal Program at any time. If on any withdrawal date you don't have enough money in your accounts to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will end. This program isn't available in connection with the Systematic Withdrawal Program, Dollar Cost Averaging, or Systematic Transfer Option.

If you haven't used up your free withdrawals in any given contract year, amounts you withdraw under the Income Plus Withdrawal Program may be within the free withdrawal amount. If they are, no contingent withdrawal charge or Market Value Adjustment will be made. See "Contingent Withdrawal Charge" in Section 4. Amounts withdrawn under the Income Plus Withdrawal Program in excess of the free withdrawal amount will be subject to a contingent withdrawal charge, a Market Value Adjustment, and the Added Value Option recapture if applicable.

Dollar Cost Averaging

We offer a dollar cost averaging program under which we transfer contributions allocated to the Fidelity Money Market Option to one or more other Variable Account Options on a monthly, quarterly, semi-annual or annual basis. You must tell us how much you want to be transferred into each Variable Account Option. The current minimum transfer to each Option is $250. We won't charge a transfer charge under our dollar cost averaging program, and these transfers won't count towards the twelve free transfers you may make in a contract year.

To enroll under our dollar cost averaging program, send the appropriate form to our Administrative Office. You may end your participation in the program upon one day's prior written notice, and we may end or change the dollar cost averaging program at any time. If you don't have enough money in the Fidelity Money Market Option to transfer to each Variable Account Option specified, no transfer will be made and your enrollment in the program will end.

Systematic Transfer Program

We also offer a systematic transfer program under which we transfer contributions allocated to the STO to one or more other Investment Options on a monthly or quarterly basis, as you determine. See Section 3, "Systematic Transfer Option." We'll transfer your STO contributions in equal installments of at least $1,000 over either a six-month or one-year period, depending upon the option you select. If you don't have enough money in the STO to transfer to each Option specified, a final transfer will be made on a pro rata basis and your enrollment in the program will end. All interest accrued and any money still in the STO at the end of the period during which transfers are scheduled to be made will be transferred at the end of that period on a pro rata basis to the Options you chose for this program. There is no charge for transfers under this program, and these transfers won't count towards the twelve free transfers you may make in a contract year.

To enroll under our systematic transfer program, send the appropriate form to our Administrative Office. We can end the systematic transfer program in whole or in part, or restrict contributions to the program. This program may not be available in some states.

Customized Asset Rebalancing

We offer a Customized Asset Rebalancing program that allows you to determine how often rebalancing occurs. You can choose to rebalance monthly, quarterly, semi-annually or annually. The value in the Variable Account Options will automatically be rebalanced by transfers among your Investment Options, and you will receive a confirmation notice after each rebalancing. Transfers will occur only to and from those Variable Account Options where you have current contribution allocations. We won't charge a transfer charge for transfers under our Customized Asset Rebalancing program, and they won't count towards your twelve free transfers.

Fixed Accounts aren't eligible for the Customized Asset Rebalancing program.

To enroll in our Customized Asset Rebalancing program, send the appropriate form to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, as well as transfers and withdrawals that you make, may not work with the Customized Asset Rebalancing program. You should, therefore, monitor your use of other programs, transfers, and withdrawals while the Customized Asset Rebalancing program is in effect. You may terminate your participation in the program upon one day's prior written notice, and we may terminate or change the Customized Asset Rebalancing program at any time.

Systematic Contributions

We offer a program for systematic contributions that allows you to pre-authorize monthly, quarterly, or semi-annual withdrawals from your checking account to make your contributions. To enroll in this program, send the appropriate form to our Administrative Office. You or we may end your participation in the program with 30 days' prior written notice. We may end your participation if your bank declines to make any payment. The minimum amount for systematic contributions is $100 per month.




Legal Proceedings

Integrity is a party to litigation and arbitration proceedings in the ordinary course of its business. None of these matters is expected to have a material adverse effect on Integrity.

Table of Contents of Statement of Additional Information

Part 1 - Integrity and Custodian
Part 2 - Distribution of the Contracts
Part 3 - Performance Information
Part 4 - Determination of Accumulation Values
Part 5 - Tax Favored Retirement Programs
      Traditional Individual Retirement Annuities
      Roth Individual Retirement Annuities
      SIMPLE Individual Retirement Annuities
      Tax Sheltered Annuities
      Simplified Employee Pensions
      Corporate and Self-Employed (H.R.10 and Keogh)
      Pension and Profit Sharing Plans
      Deferred Compensation Plans of State and Local Governments
        and Tax-Exempt Organizations
      Distributions Under Tax Favored Retirement Programs
Part 6 - Financial Statements

If you would like to receive a copy of the Statement of Additional Information, please complete the form below and send it to:

--------------------------------------------------------------------------------

Administrative Office
Integrity Life Insurance Company
P.O. Box 740074
Louisville, KY  40201-0074
ATTN: Request for SAI of Separate Account I (AnnuiChoice)

Name________________________________________________

Address_____________________________________________

City:  _____________ State: ____________ Zip:_______

Appendix A


Condensed financial information is not provided for any of the Variable Account Options because as of December 31, 2000 those sub-accounts had not begun operations in Separate Account I. The Unit Value for each of those sub-accounts at inception was $10.00. The inception date for all Fidelity, Janus, Legends, MFS and Putnam Funds is January 2, 2001. The inception date for the Van Kampen sub-accounts is January 18, 2001. The inception date for the Touchstone sub-accounts is May 1, 2001.

Appendix B

Calculating the Added Value Option Charge

To calculate the charge for the Added Value Option, follow these steps:

Step 1, calculate the minimum and maximum dollar amount charge allowed.

Minimum = First-year total contributions (x) minimum Added Value Option charge Maximum = First-year total contributions (x) maximum Added Value Option charge

Divide the minimum or maximum by 4 to determine the minimum or maximum quarterly charge.

Step 2, calculate the amount of the charge for the Added Value Option.

Contract value at the end of each calendar quarter (x) percentage charge for the Added Value Option.

Step 3, determine if the fee goes above the maximum allowable dollar amount or below the minimum. If the fee is above the maximum dollar amount, the maximum dollar amount will be charged. If it is below the maximum, but above the minimum, that fee will be applied. If the charge is below the minimum dollar amount, the minimum dollar amount will be charged.

Examples:

Examples 1, 2, and 3 are for a 3% Added Value Option Credit.

The following applies to examples 1,2 and 3:

First year premium deposits:     $50,000
Credit amount of 3%:              $1,500
                                 -------
Total first-year deposits =      $51,500

Each example shows a policy at the point in time at the end of one policy year and is simply for illustrative purposes only. The charges are assessed quarterly.

Example 1, Maximum Added Value Option Charge

Account value at the end of 12 months = $68,212

Step 1, calculate the minimum and maximum Added Value Option charge allowed.

$51,500 x .00435 = $224.03 annual / $56.01 quarterly minimum Added Value Option charge

$51,500 x .00546 = $281.19 annual / $70.30 quarterly maximum Added Value Option charge

Step 2, calculate the percentage charge for the Added Value Option.

$68, 212 x .0045 = $306.95 annual / $76.74 quarterly

Step 3, compare the percentage charge to the minimum and maximum to determine the actual charge.

Minimum charge = $224.03
Maximum charge = $281.19
Percentage charge = $306.95

Charge assessed against this account will be $281.19 / $70.30 quarterly

Example 2, Percentage Added Value Option Charge

Account value at the end of 12 months = $54,900

Step 1

Same as example 1

Step 2, calculate the percentage charge for the Added Value Option.

$54,900 x .0045 = $247.05 annual / $61.76 quarterly

Step 3, compare the percentage charge to the minimum and maximum to determine the actual charge.

Minimum charge = $224.03
Maximum charge = $281.19
Percentage charge = $247.05

Charge assessed against this account will be $247.05 annual / $61.76 quarterly

Example 3, Minimum Added Value Option Charge

Account value at the end of 12 months = $43,208

Step 1

Same as example 1

Step 2, calculate the percentage charge for the Added Value Option.

$43,208 x .0045 = $194.44 annual / 48.61 quarterly

Step 3, compare the percentage charge to the minimum and maximum to determine actual charge.

Minimum charge = $224.03
Maximum charge = $281.19
Percentage charge = $194.44

Charge assessed against this account will be $224.03 annual / $56.01 quarterly

Examples 4, 5, and 6 are for a 5% Added Value Option Credit.

The following applies to examples 4, 5, and 6:

First year premium deposits: $50,000
Credit amount of 5%:          $2,500
                             -------
Total first-year deposits =  $52,500

Each example shows a policy at the point in time at the end of one policy year and is simply for illustrative purposes only. The charges are assessed quarterly.

Example 4, Maximum Added Value Option Charge

Account value at the end of 12 months = $69,537

Step 1, calculate the minimum and maximum Added Value Option charge allowed.

$52,500 x .00725 = $380.63 annual / $95.16 quarterly minimum Added Value Option charge

$52,500 x .00910 = $477.75 annual / $119.44 quarterly maximum Added Value Option charge

Step 2, calculate the percentage charge for the Added Value Option.

$69,537 x .0075 = $521.53 annual / $130.38 quarterly

Step 3, compare the percentage charge to the minimum and maximum to determine the actual charge.

Minimum charge = $380.63
Maximum charge = $477.75
Percentage charge = $521.53

Charge assessed against this account will be $477.75 / $119.44 quarterly

Example 5, Percentage Added Value Option Charge

Account value at the end of 12 months = $55,966

Step 1

Same as example 1

Step 2, calculate the percentage charge for the Added Value Option.

$55,966 x .0075 = $419.75 annual / $104.94 quarterly

Step 3, compare the percentage charge to the minimum and maximum to determine the actual charge.

Minimum charge = $380.63
Maximum charge = $477.75
Percentage charge = $419.75

Charge assessed against this account will be $419.75 annual / $104.94 quarterly

Example 6, Minimum Added Value Option Charge

Account value at the end of 12 months = $44,047

Step 1

Same as example 1

Step 2, calculate the percentage charge for the Added Value Option.

$44,047 x .0075 = $330.35 annual / 82.58 quarterly

Step 3, compare the percentage charge to the minimum and maximum to determine actual charge.

Minimum charge = $380.63
Maximum charge = $477.75
Percentage charge = $330.35

Charge assessed against this account will be $380.63 annual / $95.16 quarterly

Appendix C

These examples show how stock market performance affects the Added Value Option. The examples below show a comparison between a policy with the Added Value Option (AVO) and without the Added Value Option depending upon how the market performs. The total first-year premium contributions are $50,000 and the 3% option was selected for a credit of $1500. Account values are for the end of each policy year.

The graphs below each example show how the charge for the Added Value Option works based on market performance and how the minimum and maximum charge is applied.

Example 1: Market performs at a hypothetical 0% annualized rate of return.

Policy Year      Account Value without AVO        Account Value with AVO

     1                   $49,470                          $50,726
     2                   $48,945                          $49,963
     3                   $48,426                          $49,210
     4                   $47,912                          $48,465
     5                   $47,402                          $47,727
     6                   $46,898                          $46,997
     7                   $46,399                          $46,274

                          Illustration of AVO Charges
                         $1,500 Bonus on $50,000 policy
                        Hypothetical 0.0% Rate of Return

    [The following was represented as a bar chart in the printed material.]

Policy Year             45bps per year               Actual Charge per year

     1                        229                             230
     2                        226                             226
     3                        223                             224
     4                        219                             224
     5                        216                             224
     6                        213                             224
     7                        210                             224

Example 2: Market performs at a hypothetical 4% annualized rate of return:

Policy Year          Account Value Without AVO            Account Value With AVO

     1                       $51,450                               $52,756
     2                       $52,943                               $54,044
     3                       $54,480                               $55,363
     4                       $56,063                               $56,716
     5                       $57,692                               $58,103
     6                       $58,370                               $59,524
     7                       $61,097                               $60,980

                          Illustration of AVO Charges
                        $1,500 Credit on $50,000 Policy
                  Hypothetical 4.0% Annualized Rate of Return

      [The following was depicted as a bar chart in the printed material.]

Policy Year             45 bps per year                 Actual Charge per year

     1                        236                               236
     2                        241                               241
     3                        247                               247
     4                        253                               253
     5                        259                               259
     6                        256                               256
     7                        272                               272

Example 3: Market performs at a hypothetical 8% annualized rate of return:

Policy Year          Account Value Without AVO            Account Value with AVO

     1                       $53,430                              $54,786
     2                       $57,097                              $58,285
     3                       $61,018                              $62,008
     4                       $65,211                              $65,980
     5                       $69,694                              $70,228
     6                       $74,486                              $74,769
     7                       $79,611                              $79,625

                          Illustration of AVO Charges
                        $1,500 Credit on $50,000 Policy
                  Hypothetical 8.0% Annualized Rate of Return

      [The following was depicted as a bar chart in the printed material.]

Policy Year             45 bps per year                 Actual Charge per year

     1                        241                               241
     2                        257                               257
     3                        273                               273
     4                        291                               281
     5                        309                               281
     6                        329                               281
     7                        350                               281

Example 4: Market performs at a hypothetical 12%annualized rate of return.

Policy Year          Account Value Without AVO            Account Value with AVO

     1                        $55,410                           $56,817
     2                        $61,409                           $62,686
     3                        $68,060                           $69,183
     4                        $75,435                           $75,388
     5                        $83,612                           $84,377
     6                        $92,679                           $93,235
     7                        $102,733                          $103,056

                          Illustration of AVO Charges
                        $1,500 Credit on $50,000 Policy
                  Hypothetical 12.0% Annualized Rate of Return

      [The following was depicted as a bar chart in the printed material.]

Policy Year             45 bps per year                 Actual Charge per year

     1                        247                               247
     2                        272                               272
     3                        301                               281
     4                        332                               281
     5                        366                               281
     6                        405                               281
     7                        447                               281

Appendix D

ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

      Contribution: $50,000.00

      GRO Account duration: 7 Years

      Guaranteed Interest Rate: 5% Annual Effective Rate

The following examples illustrate how the Market Value Adjustment and the contingent withdrawal charge may affect the values of a contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the same rate used in the Example under "Table of Annual Fees and Expenses" in this Prospectus. In these examples, the withdrawal occurs at the end of the three year period after the initial contribution. The Market Value Adjustment operates in a similar manner for transfers. Contingent withdrawal charges don't apply to transfers. A $30 administrative fee is assessed annually.

The GRO Value for this $50,000 contribution is $70,110.76 at the expiration of the GRO Account. After three years, the GRO Value is $57,786.68. It is also assumed for these examples that you haven't made any prior partial withdrawals or transfers.

The Market Value Adjustment will be based on the rate we are crediting (at the time of the withdrawal) on new contributions to GRO Accounts of the same duration as the time remaining in your GRO Account, rounded to the next lower number of complete months. If we don't declare a rate for the exact time remaining, we'll use a formula to find a rate using GRO Accounts of durations closest to (next higher and next lower) the remaining period described above. Three years after the initial contribution, there would have been four years remaining in your GRO Account. These examples also show the withdrawal charge, which would be calculated separately.

Example of a Downward Market Value Adjustment:

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased three years after the initial contribution and that at that time, we're crediting 6.25% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the above formula would be:

      -0.0551589 = [(1 + .05)^48/12 / (1 + .0625 + .0025)^48/12] - 1

The Market Value Adjustment is a reduction of $3,187.45 from the GRO Value:

      $3,187.45 = -0.0551589 x 57,786.68

The Market Adjusted Value would be:

      $54,599.23 = 57,786.68-3,187.45


A withdrawal charge of 7% would be assessed against the $50,000 original contribution:


      $3,500 = 50,000 x .07

Thus, the amount payable on a full withdrawal would be:

      $51,099.23 = 57,78.68 - 3,187.45 - 3,500

If instead of a full withdrawal, $20,000 was requested, we would first determine the free withdrawal amount:

      $5,778.67 = 57,786 x .10

      Free Amount = $5,778.67

The non-free amount would be:

      $14,221.33 = 20,000 - 5,778.67

The Market Value Adjustment, which is only applicable to the non-free amount, would be

      - 784.43 = -0.0551589 x 14,221.33

The withdrawal charge would be:

      $1,129.47 = [(14,221.33 = 784.43)/(1-.07)] - (14,221.33 + 784.43)

Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

      $21,913.90 = 20,000 + 784.43 + 1,129.47

The ending Account Value would be:

      $35,872.78 = 57,786.68 - 21,913.90

Example of an Upward Market Value Adjustment:

An upward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased three years after the initial contribution and we're crediting 4% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the formula set forth in the prospectus, would be:

      .0290890 = [(1 + .05)^48/12 / (1 + .04 + .0025)^48/12] - 1

The Market Value Adjustment is an increase of $1,680.96 to the GRO Value:

      $1,680.96 = 0.0290890 x 57,786.68

The Market Adjusted Value would be:

      $59,467.54 = 57,786.68 + 1,680.96

A withdrawal charge of 7% would be assessed against the $50,000 original contribution:

      $3,500 = 50,000 x .07

Thus, the amount payable on a full withdrawal would be:

      $55,967.64 = 57,786.68 = 1,680.96 - 3,500

If instead of a full withdrawal, $20,000 was requested, the free withdrawal amount and non-free amount would first be determined as above:

                Free Amount = $ 5,788.67

            Non-Free Amount = $14,221.33

      The Market Value Adjustment would be:

            $413.68 = 0.0290890 x 14,221.33

      The withdrawal charge would be:

            $1,039.29 = [(14,221.33 - 413.68)/(1-.07)] - (14,221.33 - 413.68)

      Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:

            $20,625.60 = 20,000 - 413.68 + 1,039.29

      The ending Account Value would be:

            $37,161.08 = 57,786.68 - 20,625.60

      Actual Market Value Adjustments may have a greater or lesser impact than shown in the examples, depending on the actual change in interest crediting rate and the timing of the withdrawal or transfer in relation to the time remaining in the GRO Account. Also, the Market Value Adjustment can never decrease the Account Value below your premium plus 3% interest, before any applicable charges.

The above examples will be adjusted to comply with applicable state regulation requirements for contracts issued in certain states.

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 2001


                                       FOR

                                   ANNUICHOICE

                        FLEXIBLE PREMIUM VARIABLE ANNUITY

                                    ISSUED BY

                        INTEGRITY LIFE INSURANCE COMPANY

                                       AND

                      FUNDED THROUGH ITS SEPARATE ACCOUNT I

                                Table of Contents

                                                                            Page


Part 1 - Integrity and Custodian..............................................2
Part 2 - Distribution of the Contracts........................................2
Part 3 - Performance Information..............................................2
Part 4 - Determination of Accumulation Values.................................7
Part 5 - Tax Favored Retirement Programs......................................7
      Traditional Individual Retirement Annuities.............................7
      Roth Individual Retirement Annuities....................................7
      SIMPLE Individual Retirement Annuities..................................8
      Tax Sheltered Annuities.................................................8
      Simplified Employee Pensions............................................8
      Corporate and Self-Employed (H.R.10 and Keogh) Pension and Profit
        Sharing Plans.........................................................8
      Deferred Compensation Plans of State and Local Governments and
        Tax-Exempt Organizations..............................................8
      Distributions Under Tax Favored Retirement Programs.....................9
Part 6 - Financial Statements.................................................9
Appendix A...................................................................10
Appendix B...................................................................12

This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the contracts, dated May 1, 2001. For definitions of special terms used in the SAI, please refer to the prospectus.


A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at Integrity Life Insurance Company ("Integrity"), P.O. Box 740074, Louisville, Kentucky 40201-0074, or by calling 1-800-325-8583.

PART 1 - INTEGRITY AND CUSTODIAN


Integrity Life Insurance Company is an Ohio stock life insurance company organized in 1966 that sells life insurance and annuities. Its principal executive offices are located at 551 West Market Street, Louisville, Kentucky 40202. Integrity, the depositor of Separate Account I, is a wholly owned subsidiary of The Western and Southern Life Insurance Company ("W&S"), a mutual life insurance company originally organized under the laws of the State of Ohio on February 23, 1888. Until March 3, 2000, Integrity was an indirect wholly owned subsidiary of ARM Financial Group, Inc. ("ARM").

ARM provided substantially all of the services required to be performed on behalf of Separate Account I since 1994. Total fees paid to ARM by Integrity for management services, including services applicable to the Registrant, in 1997 were $19,307,552, in 1998 were $27,158,002, in 1999 were $32,545,978 and in 2000 were $3.001,867.


Integrity is the custodian for the shares of the Funds owned by the Separate Account. The Funds' shares are held in book-entry form.

Reports and marketing materials, from time to time, may include information concerning the rating of Integrity, as determined by A.M. Best Company, Moody's Investor Service, Standard & Poor's Corporation, Duff & Phelps Corporation, or other recognized rating services. Integrity is currently rated "A" (Excellent) by A.M. Best Company, "AAA" (Extremely Strong) by Standard & Poor's Corporation, "Aa2" (Excellent) by Moody's Investors Service, Inc., and "AAA" (Highest) by Duff and Phelps Credit Rating Company. However, Integrity doesn't guarantee the investment performance of the portfolios, and these ratings don't reflect protection against investment risk.

Tax Status of Integrity

Integrity is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). Since the Separate Account isn't a separate entity from Integrity and its operations form a part of Integrity, it isn't taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the accumulation value. Under existing federal income tax law, the Separate Account's investment income, including realized net capital gains, isn't taxed to Integrity. Integrity can make a tax deduction if federal tax laws change to include these items in our taxable income.

PART 2 - DISTRIBUTION OF THE CONTRACTS


Touchstone Securities, Inc. ("Touchstone Securities"), 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, and indirect subsidiary of W&S and an affiliate of Integrity, is the principal underwriter of the contracts. Touchstone Securities is registered with the SEC as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. The contracts are offered through Touchstone Securities on a continuous basis.

We generally pay a maximum distribution allowance of 7.5% of initial contribution and 7% of additional contributions, plus .50% trail commission paid on Account Value after the 8th Contract Year. Integrity may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell contracts. In some instances, those types of incentives may be offered only to certain broker-dealers that sell or are expected to sell certain minimum amounts of the contracts during specified time periods


PART 3 - PERFORMANCE INFORMATION

Each Variable Account Option may from time to time include the Average Annual Total Return, the Cumulative Total Return, and Yield of its shares in advertisements or in information furnished to shareholders. The VIP Money Market Option may also from time to time include the Yield and Effective Yield of its shares in information furnished to shareholders. Performance information is computed separately for each Option in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and we can't guarantee that any historical results will continue.

Total Returns

Total returns reflect all aspects of an Option's return, including the automatic reinvestment by the Option of all distributions and the deduction of all charges that apply to the Option on an annual basis, including mortality risk and expense charges, the annual administrative charge and other charges against contract values. For purposes of charges not based upon a percentage of contract values, an average account value of $40,000 will be used. Quotations also will assume a termination (surrender) at the end of the particular period and reflect the deductions of the contingent withdrawal charge, if they would apply. Any total return calculation will be based upon the assumption that the Option corresponding to the investment portfolio was in existence throughout the stated period and that the applicable contractual charges and expenses of the Option during the stated period were equal to those that currently apply under the contract. Total returns may be shown at the same time that do not take into account deduction of the contingent withdrawal charge, and/or the annual administrative charge.

Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Option over certain periods, including 1, 3, 5, and 10 years (up to the life of the Option), and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Investors should realize that the Option's performance is not constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of an Option during any portion of the period shown. Average annual returns are calculated pursuant to the following formula:
P(1+T)n = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.

Cumulative total returns are unaveraged and reflect the simple percentage change in the value of a hypothetical investment in the Option over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

Yields

Some Options may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Option over a stated period of time, not taking into account capital gains or losses or any contingent withdrawal charge. Yields are annualized and stated as a percentage.

Current yield and effective yield are calculated for the VIP Money Market Option. Current Yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions from contract values during the period (the base period), and stated as a percentage of the investment at the start of the base period (the base period return). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Effective yield assumes that all dividends received during an annual period have been reinvested. This compounding effect causes effective yield to be higher than current yield. Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = {(Base Period Return) + 1)^365/7} - 1


Please see SEC standardized performance in Appendix A and non-standardized performance in Appendix B


Performance Comparisons

Performance information for an Option may be compared, in reports and advertising, to: (1) Standard & Poor's Stock Index (S&P 500), Dow Jones Industrial Averages, (DJIA), Donoghue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. or the Variable Annuity Research and Data Service, which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.

Each Option may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services (Lipper) as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Option may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in Lipper Performance Analysis. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of an Option published by nationally recognized ranking services and by financial publications that are nationally recognized such as Barron's, Business Week, CDA Technologies, Inc., Changing Times, Consumer's Digest, Dow Jones Industrial Average, Financial Planning, Financial Times, Financial World, Forbes, Fortune, Global Investor, Hulbert's Financial Digest, Institutional Investor, Investors Daily, Money, Morningstar Mutual Funds, The New York Times, Personal Investor, Stanger's Investment Adviser, Value Line, The Wall Street Journal, Wiesenberger Investment Company Service and USA Today.

The performance figures described above may also be used to compare the performance of an Option's shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Options may compare performance:

The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 400 industrial, 60 transportation and 50 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International World Index - An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

The Goldman Sachs 100 Convertible Bond Index currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

The Lehman Brothers Government Bond Index (the Lehman Government Index) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index (the Lehman
Government/Corporate Index) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (investment grade) by a nationally recognized statistical rating agency.

The Lehman Brothers Government/Corporate Intermediate Bond Index (the Lehman Government/ Corporate Intermediate Index) is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and 9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

The Lehman Brothers Intermediate Treasury Bond Index includes bonds with maturities between one and ten years with a face value currently in excess of $1 million, that are rated investment grade or higher by a nationally recognized statistical rating agency.

The Shearson Lehman Long-Term Treasury Bond Index is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

The NASDAQ Industrial Index is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the Value Line Investment Survey.

The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

The Salomon Brothers' World Market Index is a measure of the return of an equally weighted basket of short-term (three month U.S. Government securities and bank deposits) investments in eight major currencies: the U.S. dollars, UK pounds sterling, Canadian dollars, Japanese yen, Swiss francs, French francs, German deutsche mark and Netherlands guilder.

The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.

The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or grater.

The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.

The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

The 50/50 Index assumes a static mix of 50% of the S&P 500 Index and 50% of the Lehman Government Corporate Index.

Other Composite Indices: 70% S&P 500 Index and 30% NASDAQ Industrial Index; 35% S&P 500 Index and 65% Salomon Brothers High Grade Bond Index; and 65% S&P Index and 35% Salomon Brothers High Grade Bond Index.

The SEI Median Balanced Fund Universe measures a group of funds with an average annual equity commitment and an average annual bond - plus - private - placement commitment greater than 5% each year. SEI must have at least two years of data for a fund to be considered for the population.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index, which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately 1.3 billion.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

Stocks, Bonds, Bills and Inflation, published by Hobson Associates, presents an historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation. Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.

Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.

The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.

The First Boston High Yield Index generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

In reports or other communications to shareholders, the Fund may also describe general economic and market conditions affecting the Options and may compare the performance of the Options with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this Statement of Additional Information, or (4) data developed by Integrity or any of the Sub-Advisers derived from such indices or averages.

Individualized Computer Generated Illustrations

Integrity may from time to time use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of the contracts with individualized hypothetical performance illustrations for some or all of the Variable Account Options. Such illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Option; (ii) the historical fluctuation of the value of a single Option (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Option; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Options; (v) the historical performance of two or more market indices in comparison to a single Option or a group of Options; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Options to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Option data sheets showing various information about one or more Options (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets). We reserve the right to republish figures independently provided by Morningstar or any similar agency or service.

PART 4 - DETERMINATION OF ACCUMULATION UNIT VALUES

The accumulation unit value of an Option will be determined on each day the New York Stock Exchange is open for trading. The accumulation units are valued as of the close of business on the New York Stock Exchange, which currently is 4:00 p.m., Eastern time. Each Option's accumulation unit value is calculated separately. For all Options, the accumulation unit value is computed by dividing the value of the securities held by the Option plus any cash or other assets, less its liabilities, by the number of outstanding units. Securities are valued using the amortized cost method of valuation, which approximates market value. Under this method of valuation, the difference between the acquisition cost and value at maturity is amortized by assuming a constant (straight-line) accretion of a discount or amortization of a premium to maturity. Cash, receivables and current payables are generally carried at their face value.

PART 5 - TAX FAVORED RETIREMENT PROGRAMS

The contracts described in the prospectus may be used in connection with certain tax-favored retirement programs, for groups and individuals. Following are brief descriptions of various types of qualified plans in connection with which Integrity may issue a contract. Integrity reserves the right to change its administrative rules, such as minimum contribution amounts, as needed to comply with the Code as to tax-favored retirement programs.

Traditional Individual Retirement Annuities

Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as a Traditional IRA. An individual who receives compensation and who has not reached age 70-1/2 by the end of the tax year may establish a Traditional IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Traditional IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may begin. An individual may also rollover amounts distributed from another Traditional IRA, Roth IRA or another tax-favored retirement program to a Traditional IRA contract. Your Traditional IRA contract will be issued with a rider outlining the special terms of your contract that apply to Traditional IRAs. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she does not consent within 30 days from the date we mail the amendment to the Owner.

Roth Individual Retirement Annuities

Section 408(A) of the Code permits eligible individuals to contribute to an individual retirement program known as a Roth IRA. An individual who receives compensation may establish a Roth IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Roth IRAs are subject to limitations on the amount that may be contributed, the persons who are eligible to contribute, and on the time when a tax-favored distribution may begin. An individual may also rollover amounts distributed from another Roth IRA or Traditional IRA to a Roth IRA contract. Your Roth IRA contract will be issued with a rider outlining the special terms of your contract which apply to Roth IRAs. Any amendment made for the purpose of complying with provisions of the Code and related regulations may be made without the consent of the Owner. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she does not consent within 30 days from the date we mail the amendment to the Owner.

SIMPLE Individual Retirement Annuities

Currently, we do not issue Individual Retirement Annuities known as a "SIMPLE IRA" as defined in Section 408(p) of the Code.

Tax Sheltered Annuities

Section 403(b) of the Code permits the purchase of tax-sheltered annuities (TSA) by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. The contract is not intended to accept other than employee contributions. Such contributions are excluded from the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the TSA is limited to certain maximums imposed by Code sections 403(b), 415 and 402(g). Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment. Your contract will be issued with a rider outlining the special terms that apply to a TSA.

Simplified Employee Pensions

Section 408(k) of the Code allows employers to establish simplified employee pension plans (SEP-IRAs) for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. The SEP-IRA will be issued with a rider outlining the special terms of the contract.

Corporate and Self-Employed (H.R. 10 and Keogh) Pension and Profit Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the contract in order to provide benefits under the plans. Employers intending to use the contract in connection with these plans should seek competent advice. The Company can request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity does not administer such plans.

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as Owner of the contract has the sole right to the proceeds of the contract. However, Section 457(g), as added by the Small Business and Jobs Protection Act (SBJPA) of 1996, provides that on and after August 20, 1996, a plan maintained by an eligible governmental employer must hold all assets and income of the plan in a trust, custodial account, or annuity contract for the exclusive benefit of participants and their beneficiaries. Plans in existence on August 20, 1996, should have established a trust, custodial account, or annuity contract by January 1, 1999. Loans to employees may be permitted under such plans; however, a Section 457 plan is not required to allow loans. Contributions to a contract in connection with an eligible government plan are subject to limitations. Those who intend to use the contracts in connection with such plans should seek competent advice. The Company can request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity does not administer such plans.

Distributions under Tax Favored Retirement Programs

Distributions from tax-favored plans are subject to certain restrictions. Participants in qualified plans, with the exception of five-percent owners, must begin receiving distributions by April 1 of the calendar year following the later of either (i) the year in which the employee reaches age 70-1/2 or (ii) the calendar year in which the employee retires. Participants in Traditional IRAs must begin receiving distributions by April 1 of the calendar year following the year in which the employee reaches age 70-1/2. Additional distribution rules apply after the participant's death. If you don't take mandatory distributions you may owe a 50% penalty tax on any difference between the required distribution amount and the amount distributed. Owners of traditional IRAs and five percent owners must begin distributions by age 70-1/2.

The Taxpayer Relief Act of 1997 creating Roth IRAs eliminates mandatory distribution at age 70 1/2 for Roth IRAs.

Distributions from a tax-favored plan (not including a Traditional IRA subject to Code Section 408(a) Roth IRA) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another plan or Traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

We are not permitted to make distributions from a contract unless a request has been made. It is therefore your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules and their proper application.

The above description of the federal income tax consequences of the different types of tax-favored retirement plans which may be funded by the contract is only a brief summary and is not intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. Anything less than full compliance with all applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a plan and purchase of a contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the contract as an investment vehicle for the plan.

PART 6 - FINANCIAL STATEMENTS

Ernst & Young LLP is our independent auditor and serves as independent auditor of the Separate Account. Ernst & Young LLP on an annual basis will audit certain financial statements prepared by management and express an opinion on such financial statements based on their audits.


The financial statements of the Separate Account as of December 31, 2000, and for the periods indicated in the financial statements and the statutory basis financial statements of Integrity as of and for the years ended December 31, 200 and 1999 included in this SAI have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports included herein.

The financial statements of Integrity should be distinguished from the financial statements of the Separate Account and should be considered only as they relate to the ability of Integrity to meet its obligations under the contract. They should not be considered as relating to the investment performance of the assets held in the Separate Account.

Appendix A

For Period Ending 3-31-01                                               Returns with Surrender Charges

                                                                        SEC Standardized Average Annualized Returns(1)

Variable Account Option                                  Inception Date (2)     1 year         5 years       10 years        Life
-----------------------                                  ----------------       ------         -------       --------        ----
Fidelity VIP Equity-Income, Service Class 2                  1/26/01             N/A             N/A           N/A          -58.43%
Fidelity VIP Growth, Service Class 2                         1/30/01             N/A             N/A           N/A          -85.32%
Fidelity VIP Overseas, Service Class 2                       1/30/01             N/A             N/A           N/A          -75.24%
Fidelity VIP High Income, Service Class 2                    2/28/01             N/A             N/A           N/A          -86.81%
Fidelity VIP Investment Grade Bond, Service Class 2          1/23/01             N/A             N/A           N/A          -28.95%
Fidelity VIP Asset Manager, Service Class 2                  1/23/01             N/A             N/A           N/A          -59.27%
Fidelity VIP Index 500, Service Class 2                      1/25/01             N/A             N/A           N/A          -77.05%
Fidelity VIP Contrafund, Service Class 2                     1/25/01             N/A             N/A           N/A          -67.01%
Fidelity VIP Asset Manger: Growth, Service Class 2           2/06/01             N/A             N/A           N/A          -78.76%
Fidelity VIP Growth Opportunities, Service Class 2           3/06/01             N/A             N/A           N/A          -90.25%
Fidelity VIP Balanced, Service Class 2                       1/30/01             N/A             N/A           N/A          -62.42%
Fidelity VIP Growth & Income, Service Class 2                1/23/01             N/A             N/A           N/A          -65.05%
Fidelity VIP Mid-Cap, Service Class 2                        1/26/01             N/A             N/A           N/A          -52.26%
Fidelity VIP Dynamic Capital Appreciation,  Serv. Cls. 2     3/21/01             N/A             N/A           N/A          -98.69%
Janus Aspen Series Balanced, Service Shares                  2/14/01             N/A             N/A           N/A          -70.24%
Janus Aspen Series Worldwide Growth, Service Shares          1/23/01             N/A             N/A           N/A          -83.79%
Janus Aspen Series Growth, Service Shares                    1/30/01             N/A             N/A           N/A          -90.55%
Janus Aspen Series Aggressive Growth, Service Shares         1/25/01             N/A             N/A           N/A          -96.83%
Janus Aspen Series Capital Appreciation, Service Shares      1/18/01             N/A             N/A           N/A          -78.47%
Janus Aspen Series Equity Income, Services Shares            1/23/01             N/A             N/A           N/A          -68.60%
Janus Aspen Series International Growth, Service Shares      1/26/01             N/A             N/A           N/A          -84.16%
Janus Aspen Series Strategic Value, Service Shares           2/13/01             N/A             N/A           N/A          -77.98%
Baron Small Cap                                              1/26/01             N/A             N/A           N/A          -73.65%
Gabelli Large Cap Value                                      1/23/01             N/A             N/A           N/A          -62.44%
Harris Bretall Sullivan & Smith Equity Growth                2/26/01             N/A             N/A           N/A          -92.21%
Third Avenue Value                                           2/12/01             N/A             N/A           N/A          -47.43%
MFS Emerging Growth, Service Class                           1/18/01             N/A             N/A           N/A          -85.69%
MFS Investors Trust Series, Service Class                    2/06/01             N/A             N/A           N/A          -78.48%
MFS Mid-Cap Growth, Service Class                            1/26/01             N/A             N/A           N/A          -90.15%
MFS New Discovery, Service Class                             2/26/01             N/A             N/A           N/A          -91.77%
MFS Capital Opportunities, Service Class                     2/13/01             N/A             N/A           N/A          -90.55%
MFS Investors Growth Stock Series, Service Class             3/16/01             N/A             N/A           N/A          -94.55%
MFS Total Return , Service Class                             1/30/01             N/A             N/A           N/A          -47.26%
MFS Research, Service Class                                  1/26/01             N/A             N/A           N/A          -85.00%
Putnam VT Voyager Fund II-Class IB                           1/18/01             N/A             N/A           N/A          -91.01%
Putnam VT International Growth Fund-Class IB                 1/18/01             N/A             N/A           N/A          -68.63%
Putnam VT Technology Fund- Class IB                          3/21/01             N/A             N/A           N/A          -95.73%

Putnam VT Growth and Income Fund-Class IB                    3/02/01             N/A             N/A           N/A          -79.89%
Putnam VT Small Cap Value Fund-Class IB                      1/26/01             N/A             N/A           N/A          -43.16%
Touchstone International Equity Fund                         5/01/01             N/A             N/A           N/A            N/A
Touchstone Emerging Growth Fund                              5/01/01             N/A             N/A           N/A            N/A
Touchstone Small Cap Value                                   5/01/01             N/A             N/A           N/A            N/A
Touchstone Growth/Value Fund                                 5/01/01             N/A             N/A           N/A            N/A
Touchstone Equity Fund                                       5/01/01             N/A             N/A           N/A            N/A
Touchstone Enhanced 30 Fund                                  5/01/01             N/A             N/A           N/A            N/A
Touchstone Value Plus Fund                                   5/01/01             N/A             N/A           N/A            N/A
Touchstone Growth & Income                                   5/01/01             N/A             N/A           N/A            N/A
Touchstone Balanced Fund                                     5/01/01             N/A             N/A           N/A            N/A
Touchstone High Yield Fund                                   5/01/01             N/A             N/A           N/A            N/A
Touchstone Bond Fund                                         5/01/01             N/A             N/A           N/A            N/A
Touchstone Money Market Fund                                 5/01/01             N/A             N/A           N/A            N/A
Van Kampen Bandwidth & Telecommunication                     2/13/01             N/A             N/A           N/A          -99.40%
Van Kampen Biotechnology and Pharmaceutical                  2/13/01             N/A             N/A           N/A          -88.76%
Van Kampen Internet                                          1/18/01             N/A             N/A           N/A            N/A
Van Kampen Morgan Stanley High-Tech 35                       3/05/01             N/A             N/A           N/A          -95.25%
Van Kampen Morgan Stanley U.S. Multinational                 1/18/01             N/A             N/A           N/A            N/A

(1) Standard average annual return reflects past fund performance based on a $1,000 hypothetical investment over the period indicated. The performance figures reflect mortality and expense charges and administrative charges totaling 1.00%. They also reflect the withdrawal charges that would apply if an owner terminated the policy at the end of the period, but exclude deductions for the applicable premium tax charges. Surrender charges are 8% in year one, declining 1% annually in years one through seven, 0% thereafter.

(2) Inception date of the variable account option represents first trade date. Returns for account in operation for less than one year are not annualized.

Appendix B

For Period Ending 3-31-01

                  Non-Standardized Average Annualized Returns(1)

                                                          Fund     Year-To-            Cumulative Total Return
                                                       Inception     Date                                      Life of
Variable Account Option                                  Date(2)    Return     3 years    5 years   10 years     Fund
-----------------------                                  -----      ------     -------    -------   --------     ----
Fidelity VIP Equity-Income, Service Class 2             10/09/86    -6.90%      4.47%      59.55%    262.02%   380.81%
Fidelity VIP Growth, Service Class 2                    10/09/86    -16.60%     22.21%     81.52%    295.93%   523.57%
Fidelity VIP Overseas, Service Class 2                  1/28/87     -11.35%     -2.05%     33.32%    91.77%    136.73%
Fidelity VIP High Income, Service Class 2               9/19/85     -0.67%     -26.82%     -2.40%    105.21%    55.25%
Fidelity VIP Investment Grade Bond, Service Class 2     12/05/88     2.60%      17.17%     33.94%    88.70%     88.62%
Fidelity VIP Asset Manager, Service Class 2             9/06/89     -6.24%      3.41%      46.44%    136.25%   177.43%
Fidelity VIP Index 500, Service Class 2                 8/27/92     -12.67%     4.51%      80.06%      N/A     195.45%
Fidelity VIP Contrafund, Service Class 2                1/03/95     -13.19%     12.88%     79.23%      N/A     158.19%
Fidelity VIP Asset Manager: Growth, Service Class 2     1/03/95     -10.70%     -6.83%     43.91%      N/A      82.87%
Fidelity VIP Growth Opportunities, Service Class 2      1/03/95     -14.79%    -19.15%     32.56%      N/A      74.32%
Fidelity VIP Balanced, Service Class 2                  1/03/01     -4.64%      -.11%      45.04%      N/A      60.84%
Fidelity VIP Growth & Income, Service Class 2           12/31/96    -9.45%      5.95%       N/A        N/A      54.72%
Fidelity VIP Mid-Cap, Service Class 2                   12/28/98    -10.51%      N/A        N/A        N/A      78.51%
Fidelity VIP Dynamic Capital Appreciation,
  Serv. Cls. 2                                          9/26/00     -29.89%      N/A        N/A        N/A     -39.88%
Janus Aspen Series Balanced, Service Shares             12/31/99    -6.23%       N/A        N/A        N/A      -8.45%
Janus Aspen Series Worldwide Growth, Service Shares     12/31/99    -16.50%      N/A        N/A        N/A     -30.55%
Janus Aspen Series Growth, Service Shares               12/31/99    -17.42%      N/A        N/A        N/A     -30.30%
Janus Aspen Series Aggressive Growth, Service
  Shares                                                12/31/99    -34.93%      N/A        N/A        N/A     -56.06%
Janus Aspen Series Capital Appreciation, Service
  Shares                                                12/31/99    -17.19%      N/A        N/A        N/A     -33.08%
Janus Aspen Series Equity Income, Services Shares       12/31/99    -9.54%       N/A        N/A        N/A     -17.80%
Janus Aspen Series International Growth, Service
  Shares                                                12/31/99    -17.17%      N/A        N/A        N/A     -31.24%
Janus Aspen Series Strategic Value, Service Shares      5/01/00     -3.85%       N/A        N/A        N/A      -4.10%
Baron Small Cap                                         1/04/93     -9.35%     -21.49%     20.90%      N/A      59.38%
Gabelli Large Cap Value                                 12/14/92     0.30%     -12.61%     27.95%      N/A      79.18%
Harris Bretall Sullivan & Smith Equity Growth           12/04/92    -23.08%     -6.39%     58.01%      N/A     113.81%
Third Avenue Value                                      12/21/92     7.44%      8.54%      83.56%      N/A     188.01%
MFS Emerging Growth, Service Class                      7/24/95     -28.06%     10.44%     74.44%      N/A     117.32%
MFS Investors Trust Series, Service Class               10/09/95    -12.97%     -2.58%     63.05%      N/A      85.29%
MFS Mid-Cap Growth, Service Class                       5/01/00     -20.29%      N/A        N/A        N/A      23.04%
MFS New Discovery, Service Class                        4/29/98     -11.60%      N/A        N/A        N/A      49.30%
MFS Capital Opportunities, Service Class                8/14/96     -16.29%     25.26%      N/A        N/A      98.28%
MFS Investors Growth Stock Series, Service Class        5/03/99     -22.32%      N/A        N/A        N/A       .20%
MFS Total Return, Service Class                         1/03/95     -2.00%      19.74%     68.11%      N/A     118.68%
MFS Research , Service Class                            5/01/00     -17.30%      N/A        N/A        N/A     -26.20%
Putnam VT Voyager Fund II-Class IB                      9/28/00     -26.82%      N/A        N/A        N/A     -47.59%
Putnam VT International Growth Fund-Class IB            1/02/97     -14.08%     17.15%      N/A        N/A      56.87%
Putnam VT Technology Fund- Class IB                     6/13/00     -33.31%      N/A        N/A        N/A     -53.77%
Putnam VT Growth and Income Fund-Class IB               2/01/88     -5.06%      5.14%      62.83%    200.93%   377.21%
Putnam VT Small Cap Value Fund-Class IB                 4/30/99      1.37%       N/A        N/A        N/A      28.22%
Touchstone International Equity Fund                    5/01/01       N/A        N/A        N/A        N/A       N/A
Touchstone Emerging Growth Fund                         5/01/01       N/A        N/A        N/A        N/A       N/A
Touchstone Small Cap Value                              5/01/01       N/A        N/A        N/A        N/A       N/A
Touchstone Growth/Value Fund                            5/01/01       N/A        N/A        N/A        N/A       N/A

                                                                     Average Annual Return
                                                                                                Life of
Variable Account Option                                 1 year   3 years    5 years   10 years    Fund
-----------------------                                 ------   -------    -------   --------    ----
Fidelity VIP Equity-Income, Service Class 2             2.58%     1.47%      9.79%     13.73%    11.46%
Fidelity VIP Growth, Service Class 2                   -32.35%    6.92%     12.66%     14.75%    13.48%
Fidelity VIP Overseas, Service Class 2                 -29.16%    -.69%      5.92%     6.73%      6.27%
Fidelity VIP High Income, Service Class 2              -21.03%    -9.88%     -.48%     7.45%      2.87%
Fidelity VIP Investment Grade Bond, Service Class 2     10.46%    5.42%      6.02%     6.56%      5.29%
Fidelity VIP Asset Manager, Service Class 2            -12.56%    1.13%      7.93%     8.98%      922%
Fidelity VIP Index 500, Service Class 2                -23.21%    1.48%     12.48%      N/A      13.44%
Fidelity VIP Contrafund, Service Class 2               -23.83%    4.12%     12.38%      N/A      16.42%
Fidelity VIP Asset Manager: Growth, Service Class 2    -22.77%    -2.33%     7.55%      N/A      10.16%
Fidelity VIP Growth Opportunities, Service Class 2     -30.10%    -6.84%     5.80%      N/A       9.32%
Fidelity VIP Balanced, Service Class 2                  -9.99%    -.04%      7.72%      N/A       7.91%
Fidelity VIP Growth & Income, Service Class 2          -13.11%    1.94%       N/A       N/A      10.82%
Fidelity VIP Mid-Cap, Service Class 2                   -4.64%     N/A        N/A       N/A      29.29%
Fidelity VIP Dynamic Capital Appreciation,
  Serv. Cls. 2                                           N/A       N/A        N/A       N/A      -63.18%
Janus Aspen Series Balanced, Service Shares            -11.62%     N/A        N/A       N/A      -6.83%
Janus Aspen Series Worldwide Growth, Service Shares    -37.35%     N/A        N/A       N/A      -25.32%
Janus Aspen Series Growth, Service Shares              -35.74%     N/A        N/A       N/A      -25.11%
Janus Aspen Series Aggressive Growth, Service
  Shares                                               -60.02%     N/A        N/A       N/A      -48.25%
Janus Aspen Series Capital Appreciation, Service
  Shares                                               -40.24%     N/A        N/A       N/A      -27.51%
Janus Aspen Series Equity Income, Services Shares      -22.48%     N/A        N/A       N/A      -14.53%
Janus Aspen Series International Growth, Service
  Shares                                               -39.81%     N/A        N/A       N/A      -25.92%
Janus Aspen Series Strategic Value, Service Shares       N/A       N/A        N/A       N/A      -4.48%
Baron Small Cap                                         -7.23%    -7.75%     3.87%      N/A       5.82%
Gabelli Large Cap Value                                 -4.60%    -4.39%     5.05%      N/A       7.29%
Harris Bretall Sullivan & Smith Equity Growth          -43.26%    -2.18%     9.58%      N/A       9.56%
Third Avenue Value                                      24.49%    2.77%     12.92%      N/A      13.64%
MFS Emerging Growth, Service Class                     -47.63%    3.37%     11.77%      N/A      14.63%
MFS Investors Trust Series, Service Class              -15.46%    -.87%     10.27%      N/A      11.92%
MFS Mid-Cap Growth, Service Class                        N/A       N/A        N/A       N/A      -24.90%
MFS New Discovery, Service Class                       -22.30%     N/A        N/A       N/A      14.71%
MFS Capital Opportunities, Service Class               -30.47%    7.80%       N/A       N/A      15.94%
MFS Investors Growth Stock Series, Service Class       -33.62%     N/A        N/A       N/A       .11%
MFS Total Return, Service Class                         11.30%    6.19%     10.95%      N/A      13.36%
MFS Research , Service Class                             N/A       N/A        N/A       N/A      -28.27%
Putnam VT Voyager Fund II-Class IB                       N/A       N/A        N/A       N/A      -72.27%
Putnam VT International Growth Fund-Class IB           -27.31%    5.42%       N/A       N/A      11.20%
Putnam VT Technology Fund- Class IB                      N/A       N/A        N/A       N/A      -62.03%
Putnam VT Growth and Income Fund-Class IB               3.55%     1.68%     10.24%     11.65%    12.61%
Putnam VT Small Cap Value Fund-Class IB                 16.91%     N/A        N/A       N/A      13.83%
Touchstone International Equity Fund                     N/A       N/A        N/A       N/A        N/A
Touchstone Emerging Growth Fund                          N/A       N/A        N/A       N/A        N/A
Touchstone Small Cap Value                               N/A       N/A        N/A       N/A        N/A
Touchstone Growth/Value Fund                             N/A       N/A        N/A       N/A        N/A
                                                                     Calendar Year Return

Variable Account Option                                  1996      1997      1998      1999      2000
-----------------------                                  ----      ----      ----      ----      ----
Fidelity VIP Equity-Income, Service Class 2             13.13%    26.78%    10.43%    5.19%      7.06%
Fidelity VIP Growth, Service Class 2                    13.55%    22.21%    37.99%    35.92%    -12.09%
Fidelity VIP Overseas, Service Class 2                  12.01%    10.44%    11.57%    41.02%    -20.10%
Fidelity VIP High Income, Service Class 2               12.88%    16.41%    -5.30%    7.00%     -23.64%
Fidelity VIP Investment Grade Bond, Service Class 2     2.15%     7.97%     7.76%     -2.04%     9.67%
Fidelity VIP Asset Manager, Service Class 2             13.45%    19.31%    13.67%    9.90%     -5.14%
Fidelity VIP Index 500, Service Class 2                 21.48%    31.50%    27.02%    19.31%    -10.41%
Fidelity VIP Contrafund, Service Class 2                20.00%    22.84%    28.64%    22.91%    -7.76%
Fidelity VIP Asset Manager: Growth, Service Class 2     18.83%    23.74%    16.01%    13.98%    -13.53%
Fidelity VIP Growth Opportunities, Service Class 2      17.08%    28.65%    23.26%    3.14%     -18.10%
Fidelity VIP Balanced, Service Class 2                  8.87%     21.05%    16.10%    3.39%     -5.47%
Fidelity VIP Growth & Income, Service Class 2            N/A      29.85%    27.98%    7.97%     -4.77%
Fidelity VIP Mid-Cap, Service Class 2                    N/A       N/A      2.48%     47.46%    32.01%
Fidelity VIP Dynamic Capital Appreciation,
  Serv. Cls. 2                                           N/A       N/A       N/A       N/A      -14.25%
Janus Aspen Series Balanced, Service Shares              N/A       N/A       N/A       N/A      -2.37%
Janus Aspen Series Worldwide Growth, Service Shares      N/A       N/A       N/A       N/A      -16.82%
Janus Aspen Series Growth, Service Shares                N/A       N/A       N/A       N/A      -15.60%
Janus Aspen Series Aggressive Growth, Service
  Shares                                                 N/A       N/A       N/A       N/A      -32.47%
Janus Aspen Series Capital Appreciation, Service
  Shares                                                 N/A       N/A       N/A       N/A      -19.18%
Janus Aspen Series Equity Income, Services Shares        N/A       N/A       N/A       N/A      -9.13%
Janus Aspen Series International Growth, Service
  Shares                                                 N/A       N/A       N/A       N/A      -16.99%
Janus Aspen Series Strategic Value, Service Shares       N/A       N/A       N/A       N/A       -.27%
Baron Small Cap                                         17.29%    23.86%    -1.59%    -3.57%     .28%
Gabelli Large Cap Value                                 13.73%    20.72%    -3.05%    4.61%     -5.57%
Harris Bretall Sullivan & Smith Equity Growth           12.82%    33.39%    34.30%    34.17%    -23.25%
Third Avenue Value                                      23.21%    29.16%    17.21%   -13.05%    10.08%
MFS Emerging Growth, Service Class                      15.85%    20.69%    32.82%    74.95%    -20.46%
MFS Investors Trust Series, Service Class               23.20%    28.49%    22.05%    4.91%     -1.28%
MFS Mid-Cap Growth, Service Class                        N/A       N/A       N/A       N/A      -3.45%
MFS New Discovery, Service Class                         N/A       N/A      1.51%     71.68%    -3.08%
MFS Capital Opportunities, Service Class                8.37%     25.20%    25.53%    45.95%    -4.72%
MFS Investors Growth Stock Series, Service Class         N/A       N/A       N/A      39.08%    -7.24%
MFS Total Return, Service Class                         13.22%    20.09%    11.21%    2.05%     14.68%
MFS Research , Service Class                             N/A       N/A       N/A       N/A      -10.76%
Putnam VT Voyager Fund II-Class IB                       N/A       N/A       N/A       N/A      -28.39%
Putnam VT International Growth Fund-Class IB             N/A      14.80%    17.29%    58.51%    -14.46%
Putnam VT Technology Fund- Class IB                      N/A       N/A       N/A       N/A      -30.69%
Putnam VT Growth and Income Fund-Class IB               20.52%    22.72%    14.14%     .45%      6.84%
Putnam VT Small Cap Value Fund-Class IB                  N/A       N/A       N/A      2.68%     23.19%
Touchstone International Equity Fund                     N/A       N/A       N/A       N/A        N/A
Touchstone Emerging Growth Fund                          N/A       N/A       N/A       N/A        N/A
Touchstone Small Cap Value                               N/A       N/A       N/A       N/A        N/A
Touchstone Growth/Value Fund                             N/A       N/A       N/A       N/A        N/A

Touchstone Equity Fund                                  5/01/01       N/A        N/A        N/A        N/A       N/A
Touchstone Enhanced 30 Fund                             5/01/01       N/A        N/A        N/A        N/A       N/A
Touchstone Value Plus Fund                              5/01/01       N/A        N/A        N/A        N/A       N/A
Touchstone Growth & Income                              5/01/01       N/A        N/A        N/A        N/A       N/A
Touchstone Balanced Fund                                5/01/01       N/A        N/A        N/A        N/A       N/A
Touchstone High Yield Fund                              5/01/01       N/A        N/A        N/A        N/A       N/A
Touchstone Bond Fund                                    5/01/01       N/A        N/A        N/A        N/A       N/A
Touchstone Money Market Fund                            5/01/01       N/A        N/A        N/A        N/A       N/A
Van Kampen Bandwidth & Telecommunication                1/12/01     -50.11%      N/A        N/A        N/A     -50.11%
Van Kampen Biotechnology and Pharmaceutical             1/12/01     -16.71%      N/A        N/A        N/A     -16.71%
Van Kampen Internet                                     1/18/01       N/A        N/A        N/A        N/A       N/A
Van Kampen Morgan Stanley High-Tech 35                  1/12/01     -28.29%      N/A        N/A        N/A     -28.29%
Van Kampen Morgan Stanley U.S. Multinational            1/18/01       N/A        N/A        N/A        N/A       N/A
Touchstone Equity Fund                                   N/A       N/A        N/A       N/A        N/A
Touchstone Enhanced 30 Fund                              N/A       N/A        N/A       N/A        N/A
Touchstone Value Plus Fund                               N/A       N/A        N/A       N/A        N/A
Touchstone Growth & Income                               N/A       N/A        N/A       N/A        N/A
Touchstone Balanced Fund                                 N/A       N/A        N/A       N/A        N/A
Touchstone High Yield Fund                               N/A       N/A        N/A       N/A        N/A
Touchstone Bond Fund                                     N/A       N/A        N/A       N/A        N/A
Touchstone Money Market Fund                             N/A       N/A        N/A       N/A        N/A
Van Kampen Bandwidth & Telecommunication                 N/A       N/A        N/A       N/A      -96.14%
Van Kampen Biotechnology and Pharmaceutical              N/A       N/A        N/A       N/A      -57.51%
Van Kampen Internet                                      N/A       N/A        N/A       N/A        N/A
Van Kampen Morgan Stanley High-Tech 35                   N/A       N/A        N/A       N/A      -78.92%
Van Kampen Morgan Stanley U.S. Multinational             N/A       N/A        N/A       N/A        N/A
Touchstone Equity Fund                                   N/A       N/A       N/A       N/A        N/A
Touchstone Enhanced 30 Fund                              N/A       N/A       N/A       N/A        N/A
Touchstone Value Plus Fund                               N/A       N/A       N/A       N/A        N/A
Touchstone Growth & Income                               N/A       N/A       N/A       N/A        N/A
Touchstone Balanced Fund                                 N/A       N/A       N/A       N/A        N/A
Touchstone High Yield Fund                               N/A       N/A       N/A       N/A        N/A
Touchstone Bond Fund                                     N/A       N/A       N/A       N/A        N/A
Touchstone Money Market Fund                             N/A       N/A       N/A       N/A        N/A
Van Kampen Bandwidth & Telecommunication                 N/A       N/A       N/A       N/A        N/A
Van Kampen Biotechnology and Pharmaceutical              N/A       N/A       N/A       N/A        N/A
Van Kampen Internet                                      N/A       N/A       N/A       N/A        N/A
Van Kampen Morgan Stanley High-Tech 35                   N/A       N/A       N/A       N/A        N/A
Van Kampen Morgan Stanley U.S. Multinational             N/A       N/A       N/A       N/A        N/A

(1) Non-Standard returns reflect all historical investment results, less mortality, expense, and administrative charges totaling 1.00%. The calculation assumes the policy is still in-force and does not take withdrawal charges into consideration. Non-Standard performance is since the portfolio inception date, which may predate the separate account.

(2) Represents inception date of the underlying mutual funds. Rates for accounts in operation less than one year are not annualized.

                              Financial Statements,
                                (Statutory Basis)

                                 Integrity Life
                                Insurance Company

                     Years Ended December 31, 2000 and 1999
                      with Report of Independent Auditors

                        Integrity Life Insurance Company

                              Financial Statements
                                (Statutory Basis)

                     Years Ended December 31, 2000 and 1999

                                    Contents

Report of Independent Auditors.................................................1

Audited Financial Statements

Balance Sheets (Statutory Basis)...............................................2
Statements of Operations (Statutory Basis).....................................4
Statements of Changes in Capital and Surplus (Statutory Basis).................5
Statements of Cash Flows (Statutory Basis).....................................6
Notes to Financial Statements (Statutory Basis)................................8

                         Report of Independent Auditors

Board of Directors
Integrity Life Insurance Company

We have audited the accompanying statutory basis balance sheets of Integrity Life Insurance Company as of December 31, 2000 and 1999, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Integrity Life Insurance Company at December 31, 2000 and 1999, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Integrity Life Insurance Company at December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance.

April 6, 2001                                                  /s/ Ernst & Young

                        Integrity Life Insurance Company

                        Balance Sheets (Statutory Basis)

                                                                 December 31,
                                                           2000               1999
                                                       -------------------------------
                                                               (In thousands)
Admitted assets
Cash and invested assets:
   Bonds                                               $ 1,422,318        $ 1,363,174
   Preferred stocks and non-affiliated common stock         80,431             75,828
   Investment in common stock of subsidiary                 72,422             55,179
   Mortgage loans                                           21,318              8,935
   Policy loans                                            107,400            104,194
   Cash and short-term investments                          21,608            177,279
   Other invested assets                                    20,590             50,405
                                                       ------------------------------
Total cash and invested assets                           1,746,087          1,834,994

Separate account assets                                  1,526,535          1,657,370
Accrued investment income                                   34,490             35,912
Reinsurance balances receivable                                360                101
Other admitted assets                                       18,819             14,769

                                                       ------------------------------
Total admitted assets                                  $ 3,326,291        $ 3,543,146
                                                       ==============================

                                                                  December 31,
                                                             2000             1999
                                                         ------------------------------
                                                                (In thousands)
Liabilities and capital and surplus
Liabilities:
    Policy and contract liabilities:
      Life and annuity reserves                          $ 1,591,106       $ 1,712,587
      Unpaid claims                                              146               120
      Deposits on policies to be issued, net                     747               766
                                                         -----------------------------
    Total policy and contract liabilities                  1,591,999         1,713,473

    Separate account liabilities                           1,498,535         1,657,370
    Accounts payable and accrued expenses                      9,533             2,009
    Transfers from separate accounts due, net                (33,165)          (34,299)
    Reinsurance balances payable                                 915             1,561
    Payable for securities                                     5,440                 -
    Asset valuation reserve                                   22,024            24,942
    Interest maintenance reserve                              23,357            26,706
    Other liabilities                                         19,143            66,772
                                                         -----------------------------
Total liabilities                                          3,137,781         3,458,534

Capital and surplus:
    Common stock, $2 par value, 1,500,000 shares
      authorized, issued and outstanding                       3,000             3,000
    Paid-in surplus                                          294,330           173,506
    Unassigned deficit                                      (108,820)          (91,894)
                                                         -----------------------------
Total capital and surplus                                    188,510            84,612
                                                         -----------------------------
Total liabilities and capital and surplus                $ 3,326,291       $ 3,543,146
                                                         =============================

See accompanying notes.

                        Integrity Life Insurance Company

                   Statements of Operations (Statutory Basis)

                                                                                 Year ended December 31,
                                                                                 2000              1999
                                                                              ----------------------------
                                                                                     (In thousands)
Premiums and other revenues:
    Premiums and annuity considerations                                       $  13,365        $   19,316
    Deposit-type funds                                                          179,266           576,356
    Net investment income                                                       133,428           250,298
    Amortization of the interest maintenance reserve                              1,461             2,080
    Separate account net gains (losses) from operations
      (excluding unrealized gains and losses)                                    (9,996)           26,600
    Reserve adjustments on reinsurance ceded                                    (10,935)          210,442
    Fees from management of separate account mutual funds                        14,627            15,827
    Surrender charges                                                             6,462             8,064
    Other revenues                                                                3,703            15,207
    Gain on settlement of notes payable                                          22,716                 -
                                                                              ---------------------------
Total premiums and other revenues                                               354,097         1,124,190

Benefits paid or provided:
    Death benefits                                                                5,984             6,588
    Annuity benefits                                                             79,598           183,245
    Surrender benefits                                                          438,338         1,245,928
    Interest on funds left on deposit                                               299            92,441
    Payments on supplementary contracts                                          14,962            13,155
    Increase (decrease) in reserves and deposit fund liabilities               (135,066)           32,323
                                                                              ---------------------------
Total benefits paid or provided                                                 404,115         1,573,680

Insurance and other expenses:
    Commissions                                                                  11,512            34,299
    General expenses                                                             27,803            28,602
    Taxes, licenses and fees                                                      1,371             2,627
    Net transfers from separate accounts                                       (101,428)         (511,329)
    Other expenses                                                                2,897           192,588
                                                                              ---------------------------
Total insurance and other expenses                                              (57,845)         (253,213)
                                                                              ---------------------------
Gain (loss) from operations before federal income taxes and
    net realized capital gains                                                    7,827          (196,277)

Federal income tax (benefit) expense                                             (7,552)            2,706
                                                                              ---------------------------
Gain (loss) from operations before net realized capital gains                    15,379          (198,983)

Net realized capital gains (losses), excluding realized capital gains (losses), net of tax, transferred to the interest
    maintenance reserve (2000-$(1,888); 1999-$(137,773))                         (7,117)            8,284
                                                                              ---------------------------
Net income (loss)                                                             $   8,262        $ (190,699)
                                                                              ===========================

See accompanying notes.

                        Integrity Life Insurance Company

         Statements of Changes in Capital and Surplus (Statutory Basis)

                     Years Ended December 31, 2000 and 1999

                                                Common         Paid-in            Unassigned           Total Capital
                                                Stock          Surplus         Surplus (Deficit)        and Surplus
                                             ------------------------------------------------------------------------
                                                                      (In thousands)
Balance, January 1, 1999                       $ 3,000        $ 122,006            $ 121,682             $ 246,688
Net loss                                                                            (190,699)             (190,699)
Net change in unrealized gain
    of subsidiary                                                                     (4,324)               (4,324)
Net change in nonadmitted assets
     and related items                                                                  (589)                 (589)
Change in reserve (change
    in valuation basis)                                                                3,000                 3,000
Decrease in asset valuation reserve                                                    9,636                 9,636
Change in surplus in
    separate accounts                                                                (26,600)              (26,600)
Capital contribution, net                                        51,500                                     51,500
Dividends to shareholder                                                              (4,000)               (4,000)
                                             ---------------------------------------------------------------------
Balance, December 31, 1999                       3,000          173,506              (91,894)               84,612

Net income                                                                             8,262                 8,262
Net change in unrealized gain
    of subsidiary                                                                    (24,581)              (24,581)
Net change in nonadmitted
    assets and related items                                                             641                   641
Change in reserve (change
    in valuation basis)                                                              (14,162)              (14,162)
Decrease in asset valuation reserve                                                    2,918                 2,918
Change in surplus in
    separate accounts                                                                  9,996                 9,996
Capital contribution                                            120,824                                    120,824
                                             ---------------------------------------------------------------------
Balance, December 31, 2000                     $ 3,000        $ 294,330            $(108,820)            $ 188,510
                                             =====================================================================

See accompanying notes.

                        Integrity Life Insurance Company

                   Statements of Cash Flows (Statutory Basis)

                                                                      Year Ended December 31,
                                                                      2000              1999
                                                                   ----------------------------
                                                                         (In thousands)
Operations:
    Premiums, policy proceeds and other
      considerations received                                      $ 192,631       $   595,672
    Net investment income received                                   130,341           261,225
    Commission and expense allowances received (paid)
      on reinsurance ceded                                            (9,377)          222,417
    Benefits paid                                                   (539,155)       (1,449,145)
    Insurance expenses paid                                          (33,162)          (67,022)
    Other income received net of other expenses paid                  42,477             2,080
    Net transfers from separate accounts                              74,563           536,663
    Federal income taxes recovered (paid)                              4,998           (10,689)
                                                                   ---------------------------
Net cash provided by (used in) operations                           (136,684)           91,201

Investment activities:
Proceeds from sales, maturities, or repayments
    of investments:
      Bonds                                                          253,283         1,195,883
      Preferred stocks                                                     -            34,428
      Mortgage loans                                                     957             2,784
      Other invested assets                                           30,606            19,918
      Net gains (losses) on cash and short-term investments              (14)               18
      Profit on sale or maturity of derivative instruments                 -            13,633
      Miscellaneous proceeds                                               -             2,676
                                                                   ---------------------------
Total investment proceeds                                            284,832         1,269,340
Benefits recovered on capital gains                                        -             1,077
                                                                   ---------------------------
Net proceeds from sales, maturities, or repayments
    of investments                                                   284,832         1,270,417

                        Integrity Life Insurance Company

                                                                            Year Ended December 31,
                                                                            2000              1999
                                                                         ----------------------------
                                                                                (In thousands)
Cost of investments acquired:
    Bonds                                                                  321,418         1,589,428
    Preferred and common stocks                                                  -            70,728
    Mortgage loans                                                          13,340                 -
    Other invested assets                                                        -            19,112
    Miscellaneous applications                                                   -               813
                                                                         ---------------------------
Total cost of investments acquired                                         334,758         1,680,081
Net increase in policy loans and premium notes                               3,206             1,889
                                                                         ---------------------------
Net cash used in investment activities                                     (53,132)         (411,553)

Financing and miscellaneous activities:
Other cash provided:
    Capital and surplus paid-in                                            120,824            51,500
    Seed redemption from separate account                                        -            22,500
    Cash from term loans                                                         -            19,152
    Other sources                                                            8,508            13,263
                                                                         ---------------------------
Total other cash provided                                                  129,332           106,415

Other cash applied:
    Dividends to shareholder                                                     -             4,000
    Other applications, net                                                 95,187            16,858
                                                                         ---------------------------
Total other cash applied                                                    95,187            20,858
                                                                         ---------------------------
Net cash provided by financing and
    miscellaneous activities                                                34,145            85,557
                                                                         ---------------------------

Net decrease in cash and short-term investments                           (155,671)         (234,795)

Cash and short-term investments at beginning of year                       177,279           412,074
                                                                         ---------------------------
Cash and short-term investments at end of year                           $  21,608        $  177,279
                                                                         ===========================

See accompanying notes.

                        Integrity Life Insurance Company

                 Notes to Financial Statements (Statutory Basis)

                                December 31, 2000

1. Organization and Accounting Policies

Organization

Integrity Life Insurance Company (the "Company") and its wholly owned insurance subsidiary, National Integrity Life Insurance Company ("National Integrity"), are indirect wholly owned subsidiaries of The Western and Southern Life Insurance Company ("W&S"). The Company, domiciled in the state of Ohio and currently licensed in 47 states and the District of Columbia, and National Integrity specialize in the asset accumulation business with particular emphasis on retirement savings and investment products.

On March 3, 2000, W&S acquired the Company and National Integrity from ARM Financial Group, Inc. ("ARM") pursuant to a purchase agreement dated December 17, 1999 ("Purchase Agreement"). Under the terms of the Purchase Agreement, the purchase price of $119.3 million was placed into a recoverable escrow account and is subject to a number of downward price adjustments. These price adjustments relate primarily to an indemnification of losses from the sales or deemed sales of certain securities owned by the Company and National Integrity. As of December 31, 2000, the Company has recovered $47.5 million from the escrow account related to the sales of these securities.

Subsequent to March 3, 2000, the Company and National Integrity have been assigned an AAA (Extremely Strong) rating for financial strength by Standard and Poor's, AAA (Highest) for claims paying ability from Duff & Phelps', A (Excellent) for financial strength from A.M. Best and Aa2 (Excellent) for financial strength by Moody's Investor Services.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Such practices vary from accounting principles generally accepted in the United States ("GAAP"). The more significant variances from GAAP are as follows:

Investments

Investments in bonds and preferred stocks are reported at amortized cost or fair value based on the National Association of Insurance Commissioners' ("NAIC") rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost,

                        Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as separate component of shareholder's equity for those designated as available-for-sale. In addition, fair values of certain investments in bonds and stocks would be based on values specified by the NAIC, rather than on actual or estimated fair values used for GAAP.

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold using the seriatim method. The net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The asset valuation reserve ("AVR") provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus. Under GAAP, a valuation allowance would be provided when there has been a decline in value deemed other than temporary, in which case, the provision for such decline would be charged to earnings.

Subsidiary

The accounts and operations of the Company's subsidiary are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs

Costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to investment-type products, to the extent recoverable from future gross profits, would be deferred and amortized generally in proportion to the emergence of gross profits over the estimated terms of the underlying policies.

                        Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

Nonadmitted Assets

Certain assets designated as "nonadmitted," principally receivables greater than 90 days past due, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

Premiums and Benefits

Revenues include premiums and deposits received and benefits include death benefits paid and the change in policy reserves. Under GAAP, such premiums and deposits received would be accounted for as a deposit liability and therefore not recognized as premium revenue; benefits paid equal to the policy account value would be accounted for as a return of deposit instead of benefit expense.

Benefit Reserves

Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on expected experience or actual account balances as would be required under GAAP.

Reinsurance

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with policy acquisition costs as required under GAAP.

Federal Income Taxes

Deferred federal income taxes are not provided for differences between the financial statement amounts and tax bases of assets and liabilities.

                        Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

Guaranty Fund Assessments

Guaranty fund assessments are accrued when the Company receives notice that an assessment is payable. Under GAAP, guaranty fund assessments would be accrued at the time the events occur on which assessments are expected to be based.

Statements of Cash Flows

Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements are as follows:

                                                                           Year Ended December 31,
                                                                            2000            1999
                                                                         --------------------------
                                                                               (In thousands)
Net income (loss) as reported in the accompanying statutory basis
   financial statements                                                  $   8,262       $(190,699)

Deferred policy acquisition costs, net of amortization                       7,851          12,357
Adjustments to customer deposits                                            20,063         (10,053)
Adjustments to invested asset carrying values at acquisition date           10,876            (810)
Amortization of value of insurance in force                                (33,607)         (5,629)
Amortization of interest maintenance reserve                                (1,337)         (2,080)
Amortization of goodwill                                                    (1,313)             (7)
Adjustments for realized investment gains/losses                             4,415         (79,279)
Adjustments for federal income tax expense                                       -         (45,797)
Investment in subsidiary                                                      (845)         (1,500)
Other                                                                      (14,037)         36,739
                                                                         -------------------------

Net income (loss), GAAP basis                                            $     328       $(286,758)
                                                                         =========================

                        Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

                                                                           Year Ended December 31,
                                                                            2000            1999
                                                                         --------------------------
                                                                               (In thousands)
Capital and surplus as reported in the accompanying statutory basis
   financial statements                                                  $ 188,510       $  84,612

Adjustments to customer deposits                                          (155,988)       (151,448)
Adjustments to invested asset carrying values at acquisition date         (175,477)        (25,667)
Asset valuation reserve and interest maintenance reserve                    45,381          51,648
Value of insurance in force                                                232,223          24,193
Goodwill                                                                    61,710               -
Deferred policy acquisition costs                                            7,851          93,762
Adjustments to investment in subsidiary excluding net unrealized
   gains (losses)                                                          (31,443)         28,321
Net unrealized losses on available-for-sale securities                     (47,725)       (202,554)
Other                                                                      (22,668)        (25,054)
                                                                         -------------------------

Stockholder's equity (deficit), GAAP basis                               $ 102,374       $(122,187)
                                                                         =========================

Other significant accounting practices are as follows:

Investments

Bonds, preferred stocks, common stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:

      Bonds and short-term investments are reported at cost or amortized cost. The discount or premium on bonds is amortized using the interest method. For loan-backed bonds and structured securities, anticipated prepayments are considered when determining the amortization of discount or premium. Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker-dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

                        Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

Preferred stocks are reported at cost.

Non-affiliated common stocks are reported at fair value as determined by the Securities Valuation Office of the NAIC and the related unrealized capital gains and losses are reported in unassigned surplus without any adjustment for federal income taxes.

The Company's investment in its insurance subsidiary is reported at the equity in the underlying statutory basis of National Integrity's net assets. Changes in the admitted asset carrying amount of the investment are credited or charged directly to unassigned surplus.

Short-term investments include investments with maturities of less than one year at the date of acquisition.

Mortgage loans and policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method. Changes in admitted asset carrying amounts for bonds, preferred stocks, non-affiliated common stocks and mortgage loans are credited or charged directly to unassigned surplus.

Benefits

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Ohio Department of Insurance. The Company waives deduction of deferred fractional premiums upon the death of life and annuity policy insureds and does not return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the non-level incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves.

Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as prescribed by the NAIC.

                        Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

Interest on funds left on deposit represents, for 1999 only, interest credited on funding agreements and GIC deposit fund liabilities. Interest credited on all other life and annuity reserves is included as a component of annuity or surrender benefits.

Reinsurance

Reinsurance premiums, benefits and expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and expenses, and the reserves for policy and contract liabilities are reported net, rather than gross, of reinsured amounts.

Separate Accounts

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity contracts. Separate account assets are reported at fair value. Surrender charges collectible by the general account in the event of variable annuity contract surrenders are reported as a negative liability rather than an asset pursuant to prescribed NAIC accounting practices. Policy related activity involving cashflows, such as premiums and benefits, are reported in the accompanying statements of operations in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of operations as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate accounts and other fees for assuming mortality and certain expense risks.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. Permitted Statutory Accounting Practices

The Company's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance. Currently, "prescribed" statutory accounting practices are interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual

                        Integrity Life Insurance Company

2. Permitted Statutory Accounting Practices (continued)

and a variety of other NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

The NAIC has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual is effective January 1, 2001 and the State of Ohio has adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company uses to prepare its statutory basis financial statements. The cumulative effect of changes in accounting principles adopted to conform to the revised Accounting Practices and Procedures Manual, as modified by the Ohio Department of Insurance, will be reported as an adjustment to surplus as of January 1, 2001. The implementation of Codification will have a negative effect on statutory surplus due primarily to writedowns for investment asset impairments. Although the effect on statutory surplus is negative, management expects the Company to remain in compliance with all regulatory and contractual obligations.

3. Investments

The cost or amortized cost and the fair value of investments in bonds are summarized as follows:

                                        Cost or             Gross           Gross
                                       Amortized         Unrealized      Unrealized
                                          Cost              Gains           Losses         Fair Value
                                      ----------------------------------------------------------------
                                                                (In thousands)
At December 31, 2000:
Mortgage-backed securities            $  344,729            $   60         $ 56,503        $  288,286
Corporate securities                     899,590             3,771           74,890           828,471
Asset-backed securities                  135,205                 -           27,191           108,014
U.S. Treasury securities and
   obligations of U.S. government
   agencies                               35,548               171                -            35,719
Foreign governments                        3,406                 -              115             3,291
States and political subdivisions          3,840                 -                -             3,840
                                      ---------------------------------------------------------------
Total bonds                           $1,422,318            $4,002         $158,699        $1,267,621
                                      ===============================================================

                        Integrity Life Insurance Company

3. Investments (continued)

                                         Cost or             Gross           Gross
                                        Amortized         Unrealized      Unrealized
                                           Cost              Gains           Losses         Fair Value
                                      -----------------------------------------------------------------
                                                                (In thousands)
At December 31, 1999
Mortgage-backed securities            $  351,180            $  382          $     -        $  351,562
Corporate securities                     827,300             3,933           47,704           783,529
Asset-backed securities                  131,566                 -            4,010           127,556
U.S. Treasury securities and
   obligations of U.S. government
   agencies                               41,562               360            1,638            40,284
Foreign governments                        7,671                 -              371             7,300
States and political subdivisions          3,895               159                -             4,054
                                      ---------------------------------------------------------------
Total bonds                           $1,363,174            $4,834          $53,723        $1,314,285
                                      ===============================================================

Fair values are based on published quotations of the Securities Valuation Office of the NAIC. Fair values generally represent quoted market value prices for securities traded in the public marketplace, or analytically determined values using bid or closing prices for securities not traded in the public marketplace. However, for certain investments for which the NAIC does not provide a value, the Company uses the amortized cost amount as a substitute for fair value in accordance with prescribed guidance. As of December 31, 2000 and 1999, the fair value of investments in bonds includes $0.8 billion and $0.9 billion, respectively, of bonds that were valued at amortized cost.

                        Integrity Life Insurance Company

3. Investments (continued)

A summary of the cost or amortized cost and fair value of the Company's investments in bonds at December 31, 2000, by contractual maturity, is as follows:

                                                     Cost or
                                                    Amortized            Fair
                                                       Cost              Value
                                                   -----------------------------
                                                         (In thousands)
Years to maturity:
   One or less                                     $    1,102        $    1,111
   After one through five                             125,466           122,258
   After five through ten                             175,899           173,005
   After ten                                          639,917           574,947
   Asset-backed securities                            135,205           108,014
   Mortgage-backed securities                         344,729           288,286
                                                   ----------------------------

Total                                              $1,422,318        $1,267,621
                                                   ============================

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.

Proceeds from the sales of investments in bonds during 2000 and 1999 were $253.3 million, and $4.6 billion, which, for 1999 only, included $3.4 billion of assets recaptured by General American Life Insurance Company (see Note 5); gross gains of $432,425 and $6.9 million, and gross losses of $9.3 and $202.2 million were realized on those sales, respectively.

At December 31, 2000 and 1999, bonds with an admitted asset value of $6,988,000 and $5,651,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

                        Integrity Life Insurance Company

3. Investments (continued)

Unrealized gains and losses on investment in subsidiary are reported directly in surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair value of, the investment are summarized as follows:

                                                     Gross                Gross
                                                  Unrealized            Unrealized
                                     Cost            Gains                Losses        Fair Value
                                    --------------------------------------------------------------
                                                            (In thousands)
At December 31, 2000:
   Subsidiary                       $17,823           $54,599             $   -           $72,422
                                    =============================================================

At December 31, 1999:
   Subsidiary                       $17,823           $37,356             $   -           $55,179
                                    =============================================================

Historically, in 1999 the Company's mortgage loan portfolio was primarily comprised of commercial and agricultural loans. During 2000, the Company made $13.3 million of new investments in commercial mortgage loans. The maximum percentage of any one loan to the value of the security at the time of the loan exclusive of any purchase money mortgages was 75%. Fire insurance is required on all properties covered by mortgage loans. As of December 31, 2000, the Company held no mortgages with interest more than one year past due. During 2000, excluding adjustments on adjustable rate mortgages, no interest rates of outstanding mortgage loans were reduced. No amounts have been advanced by the Company.

                        Integrity Life Insurance Company

3. Investments (continued)

Major categories of the Company's net investment income are summarized as follows:

                                                        Year Ended December 31,
                                                        2000             1999
                                                     ---------------------------
                                                           (In thousands)
Income:
   Bonds                                             $ 111,140        $ 229,082
   Preferred stocks                                      6,349            5,027
   Mortgage loans                                        1,004              850
   Policy loans                                          7,932            7,873
   Cash and short-term investments                       8,559            8,697
   Other investment income                                 927            2,760
                                                     --------------------------
Total investment income                                135,911          254,289

Investment expenses                                     (2,483)          (2,977)
Interest expense on repurchase agreements                    -           (1,014)
                                                     --------------------------

Net investment income                                $ 133,428        $ 250,298
                                                     ==========================

4. Derivative Instruments

The Company offers equity-indexed products through its separate accounts that meet consumer demand for equity investments with downside protection. After the acquisition on March 3, 2000, the Company closed out its position of S&P 500 futures contracts and purchased over-the-counter call options from Citibank N.A., New York, and custom-tailored options from W&S. These options are recorded at market value. Unrealized market value gains and losses on the option contracts are recorded in the separate account statements of operations to hedge against the Company's obligation to pay equity-indexed returns to policyholders.

                        Integrity Life Insurance Company

4. Derivative Instruments (continued)

During 1998, the Company entered into total yield swap transactions with two former affiliates of the Company, 312 Certificate Company ("312CC") and 212 Certificate Company ("212CC"). 312CC and 212CC were established as special purpose entities to offer privately placed institutional face-amount certificates. These swaps were considered off-balance sheet items.

The swap transactions generally provided that the Company pay an amount that approximated the interest credited to be paid to certificate holders plus outside credit enhancement fees and received the book income of the 312CC and 212CC investment portfolios, less investment advisory expenses. The Company accounted for the swap activity in its guaranteed separate account. During 1999, the Company recorded approximately $2.3 million and $1.4 million of net investment income from 312CC and 212CC, respectively in its separate account statement of operations.

During 1999, certain events caused the 312CC and 212CC institutional face-amount certificates to be paid prior to their stated maturity dates. At the payment dates, the fair value of the 312CC and 212CC investment portfolios were less than account value, as such, the swap transactions provided that the Company contribute the difference. Accordingly, expense charges of approximately $13.8 million and $23.7 million were recognized to terminate the swap transactions with 312CC and 212CC, respectively. As of December 31, 1999, the Company had notes payable outstanding of $7.8 million and $16.4 million for the above described swap transactions for 312CC and 212CC, respectively. Under the terms of the Purchase Agreement, the notes payable were forgiven or paid off on March 3, 2000.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to the financial instruments, but does not expect any counterparties to fail to meet their obligations given their high credit ratings.

5. Reinsurance

Consistent with prudent business practices and the general practice of the insurance industry, the Company reinsures risks under certain of its insurance products with other insurance companies through reinsurance agreements. Through these reinsurance agreements, substantially all mortality risks associated with single premium endowment and variable

                        Integrity Life Insurance Company

5. Reinsurance (continued)

annuity deposits and substantially all risks associated with variable life business have been reinsured with non-affiliated insurance companies. A contingent liability exists with respect to insurance ceded which would become a liability should the reinsurer be unable to meet the obligations assumed under these reinsurance agreements.

The effect of reinsurance on premiums, annuity considerations and deposit-type funds is as follows:

                                                       Year Ended December 31,
                                                        2000             1999
                                                     ---------------------------
                                                           (In thousands)
Direct premiums and amounts assessed
  against policyholders                              $ 195,202        $ 562,982
Reinsurance assumed                                        735          271,144
Reinsurance ceded                                       (3,306)        (238,454)
                                                     --------------------------
Net premiums, annuity considerations and
  deposit-type funds                                 $ 192,631        $ 595,672
                                                     ==========================

In 2000, the Company assumed $734,602 of Variable Life Insurance (VLI) premiums from a modified-coinsurance agreement with Safeco Life Insurance Company and in 1999, the Company assumed $271.0 million in funding agreement and GIC deposits through a 50% coinsurance agreement with General American Life Insurance Company.

Reinsurance and Funding Agreement Recapture

As part of an institutional restructuring on August 3, 1999, the Company and General American Life Insurance Company ("General American") completed a transaction whereby General American recaptured approximately $3.4 billion of assets and related liabilities (GICs and funding agreements) previously ceded through a reinsurance agreement to the Company (the "Transaction"). The Transaction, which terminated the reinsurance and related agreements, including a marketing partnership agreement, was effective as of July 26, 1999. These assets and related liabilities were part of a joint product development, marketing and reinsurance relationship with General American involving funding agreements and GICs.

As a result of the Transaction, the Company recorded a loss on reinsurance recapture of approximately $146 million during the third quarter of 1999 primarily due to interest rate related decreases in the fair value of investment securities recaptured by General American.

                        Integrity Life Insurance Company

Reinsurance and Funding Agreement Recapture (continued)

Surplus was reduced by approximately $95 million on this transaction as a $51.5 million capital contribution was made by ARM to the Company as part of the Transaction. In addition, the Company recorded a loss and reduction in surplus of approximately $40 million to discharge an institutional liability in its separate accounts. The Company does not intend to pursue additional institutional spread or institutional fee business, nor does the Company have any remaining institutional business outstanding.

6. Federal Income Taxes

The Company files a consolidated return with National Integrity. The method of allocation between the companies is based on separate return calculations with current benefit being given for the use of National Integrity's losses and credits in the consolidated return.

The federal income tax provision reflects an effective tax rate different than the prevailing federal income tax rate due in part to various exclusions and special deductions available to life insurance companies. Following is a reconciliation between the amount of tax computed at the federal statutory rate of 35% and the federal income tax provision (exclusive of taxes related to capital gains or losses) reflected in the statements of operations:

                                                                         Year Ended December 31,
                                                                           2000           1999
                                                                         ------------------------
                                                                              (In thousands)
     Federal income tax expense (benefit) computed at statutory rate      $ 2,739       $(62,697)

     Amortization of value of insurance in force                           (2,365)        (2,365)
     Adjustment to statutory reserves for tax purposes                      2,590          3,216
     Forgiveness of debt - Sec. 108(a)(1)(B)                               (7,951)             -
     Bond discount accrual                                                 (2,121)        (2,729)
     Deferred acquisition costs recorded for tax purposes                    (328)         1,097
     Amortization of interest maintenance reserve                            (511)          (728)
     Other                                                                    395          2,567
     Reinsurance recapture                                                      -         64,345

                                                                          ----------------------
     Federal income tax expense (benefit)                                 $(7,552)      $  2,706
                                                                          ======================

                        Integrity Life Insurance Company

6. Federal Income Taxes (continued)

The Company made tax payments in the amount of $8.6 million in 1999 (none in 2000).

7. Surplus

The ability of the Company to pay dividends is limited by state insurance laws. Under Ohio insurance laws, the Company may pay dividends, without the approval of the Ohio Director of Insurance, only from earned surplus and those dividends may not exceed (when added to other dividends paid in the proceeding 12 months) the greater of (i) 10% of the Company's statutory capital and surplus as of December 31, 2000 or (ii) the Company's statutory net income for the preceding year. The Company may not pay any dividends during 2001 without prior approval.

Under New York insurance laws, National Integrity may pay dividends to the Company only out of its earnings and surplus, subject to at least thirty days prior notice to the New York Insurance Superintendent and no disapproval from the Superintendent prior to the date of such dividend. The Superintendent may disapprove a proposed dividend if the Superintendent finds that the financial condition of National Integrity does not warrant such distribution. During 2000, the Company did not receive any dividends from National Integrity.

Life/health insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2000 and 1999, the Company meets the RBC requirements.

                        Integrity Life Insurance Company

8. Annuity Reserves

At December 31, 2000, the Company's general and separate account annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                          Amount            Percent
                                                                       -----------------------------
                                                                       (In thousands)
   Subject to discretionary withdrawal (with adjustment):
     With market value adjustment                                        $  454,480             16.4%
     At book value less surrender charge of 5% or more                      402,194             14.5%
     At market value                                                        932,508             33.7%
                                                                       -----------------------------
   Total with adjustment or at market value                               1,789,182             64.6%
   Subject to discretionary withdrawal (without adjustment) at book
     value with minimal or no charge or adjustment                          334,323             12.1%
   Not subject to discretionary withdrawal                                  644,938             23.3%
                                                                       -----------------------------
   Total annuity reserves and deposit fund liabilities (before
     reinsurance)                                                         2,768,443            100.0%
                                                                                             =======
   Less reinsurance ceded                                                   (19,185)
                                                                         ----------
  Net annuity reserves and deposit fund liabilities                      $2,749,258
                                                                         ==========

                        Integrity Life Insurance Company

9. Separate Accounts

The Company's guaranteed separate accounts include indexed products (i.e., equity-indexed annuities) and non-indexed products and options (i.e., guaranteed rate options and systematic transfer options). The guaranteed rate options are sold as a fixed annuity product or as an investment option within the Company's variable annuity products. The Company's equity-indexed annuities provide participation in the S&P 500 Price Index.

The Company's non guaranteed separate accounts primarily include variable annuities. The net investment experience of variable annuities is credited directly to the policyholder and can be positive or negative. Assets held in separate accounts are carried at estimated fair values. Information regarding the separate accounts of the Company as of and for the year ended December 31, 2000 is as follows:

                                          Separate Accounts with
                                                 Guarantees
                                         --------------------------
                                                          Nonindexed      Nonguaranteed
                                                          Guaranteed         Separate
                                         Indexed         More than 4%        Accounts         Total
                                         --------------------------------------------------------------
                                                            (In thousands)
Premiums, deposits and other
   considerations                        $  1,667          $ 72,857          $102,104       $  176,628
                                         =============================================================

Reserves for separate accounts with
   assets at fair value                  $100,912          $422,455          $956,317       $1,479,684
                                         =============================================================

Reserves for separate accounts by
  withdrawal characteristics:
     Subject to discretionary
       withdrawal (with adjustment):
         With market adjustment           $51,362          $403,119          $      -       $  454,481
         At book value without market
           value adjustment and with
           current surrender charge of
           5% or more                           -            19,336                 -           19,336
         At market value                        -                 -           956,317          956,317
                                         -------------------------------------------------------------
     Total with adjustment or at market    51,362           422,455           956,317        1,430,134
       value
     Not subject to discretionary
       withdrawal                          49,550                 -                 -           49,550
                                         -------------------------------------------------------------
Total separate accounts reserves         $100,912          $422,455          $956,317       $1,479,684
                                         =============================================================

                        Integrity Life Insurance Company

9. Separate Accounts (continued)

A reconciliation of the amounts transferred to and from the separate accounts for the years ended December 31, 2000 and 1999 is presented below:

                                                              2000            1999
                                                           -------------------------
                                                                 (In thousands)
Transfers as reported in the Summary of Operations of
  the Separate Accounts Statement:
     Transfers to separate accounts                        $ 176,628       $ 235,977
     Transfers from separate accounts                       (279,386)       (748,943)
                                                           -------------------------
Net transfers from separate accounts                        (102,758)       (512,966)

Reconciling adjustments:
Policy deductions and other expense reported as other
  revenues                                                     1,330           1,637
                                                           -------------------------

Transfers as reported in the Summary of Operations         $(101,428)      $(511,329)
                                                           =========================

10. Fair Values of Financial Instruments

Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about all financial instruments, including insurance liabilities classified as investment contracts, unless specifically exempted. The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the aggregate fair value amounts presented do not necessarily represent the underlying value of such instruments. For financial instruments not separately disclosed below, the carrying amount is a reasonable estimate of fair value.

                        Integrity Life Insurance Company

10. Fair Value of Financial Instruments (continued)

                                                        December 31, 2000                  December 31, 1999
                                                  ----------------------------------------------------------------
                                                   Carrying             Fair          Carrying             Fair
                                                    Amount             Value           Amount             Value
                                                  ----------------------------------------------------------------
                                                                          (In thousands)
Assets:
   Bonds                                          $1,422,318        $1,212,490       $1,363,174        $1,171,131
   Preferred stocks                                   80,431            79,380           75,828            66,369
   Mortgage loans                                     21,318            21,318            8,935             8,935
   Cash and short-term investments                    21,608            21,608          177,279           177,279
   Separate account assets                         1,526,535         1,526,535        1,657,370         1,657,370

Liabilities:
   Life and annuity reserves for
     investment-type contracts and deposit
     fund liabilities                             $1,295,299        $1,313,733       $1,408,722        $1,397,952
   Separate accounts annuity reserves              1,455,875         1,453,631        1,588,589         1,573,192

Bonds and Preferred Stocks

Fair values for bonds and preferred stocks are based on quoted market prices where available. For bonds and preferred stocks for which a quoted market price is not available, fair values are estimated using internally calculated estimates or quoted market prices of comparable investments.

Mortgage Loans, Cash and Short-term Investments and Separate Account Assets

The carrying amounts of mortgage loans, cash and short-term investments and separate account assets approximate their fair value.

Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities

The fair values of single premium immediate annuity reserves are based on discounted cash flow calculations using a market yield rate for assets with similar durations. The fair values of deposit fund liabilities and the remaining annuity reserves are primarily based on the cash

                        Integrity Life Insurance Company

10. Fair Value of Financial Instruments (continued)

surrender values of the underlying contracts.

Separate Account Annuity Reserves

The fair value of separate account annuity reserves for investment-type products equals the cash surrender values.

11. Related Party Transactions

During 2000, the Company (i) received $105.8 million in capital contributions from W&S, (ii) received a $15.0 million capital contribution from ARM and (iii) recorded a $41.8 million capital contribution to National Integrity. The Company did not pay any dividends during 2000.

On March 3, 2000, W&S began performing certain administrative and special services for the Company to assist with its business operations. The services include tax compliance and reporting; payroll functions; administrative support services; and investment functions. Before March 3, 2000, certain administrative and special services were provided to the Company through Administrative and Investment Services agreements with ARM, the Company's former parent. During 2000, the Company paid $3.0 million and $1.1 million to ARM and Ft. Washington (a subsidiary of W&S), respectively, and received $6.0 million from National Integrity for charges for services in accordance with the requirements of applicable insurance law and regulations.

12. Concentration of Credit Risk

At December 31, 2000, the Company held unrated or less-than-investment grade bonds of $160.9 million with an aggregate fair value of $92.3 million. Those holdings amounted to 11% of the Company's investments in bonds and less than 5% of the Company's total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds. These evaluations are considered by the Company in their overall investment strategy.

At December 31, 2000, the Company held two commercial real estate mortgage loans totaling $13.3 million involving properties located in Kentucky and New Mexico. Such investment consist of first mortgage liens on completed income-producing properties.

                        Integrity Life Insurance Company

13. Direct Premiums Written by Managing General Agents/Third Party
    Administrators

The Company issued business through the following managing general agents in 2000:

                                                                                                               Total
                                                    Exclusive         Type of             Authority           Premiums
        Name and Address                EIN         Contract     Business Written          Granted            Written
--------------------------------------------------------------------------------------------------------------------------
Signature Financial Services
550 Pinetown Rd., Suite 208         ###-##-####        No         Fixed Annuities      Writing premium      $12,113,445
Ft. Washington,  PA  19034

The aggregate remaining premiums written by other managing general agents for 2000 was $15,827,799.

14. Other Items

Supervision Order

On August 20, 1999, the Ohio Department of Insurance issued a Supervision Order with respect to the Company. The Supervision Order was automatically extended until March 2, 2000, when it was released upon the close of the sale of the Company. Under the terms of the Supervision Order, the Company continued payments of death benefits, previously scheduled systematic withdrawals, previously scheduled immediate annuity payments, and agent commissions, but was to receive written consent from the Ohio Department of Insurance for other payments including dividends to ARM. The Supervision Order also suspended the processing of surrenders of policies except in the cases of approved hardship.

Indemnified Realized Losses

Under the terms of the Purchase Agreement, W&S placed the entire $119.3 million purchase price in a recoverable escrow account ("Escrow Account") and identified certain securities as securities to be indemnified for statutory realized losses by ARM subsequent to the acquisition of the Company by W&S. As the assets in the escrow account were sold during 2000, W&S withdrew an amount from the Escrow Account equal to the statutory losses realized on the sold securities. The Escrow Account was to be drawn upon until either all of the identified securities were sold, or until the entire purchase price was recovered and the escrow balance was zero (see Note 15).

                        Integrity Life Insurance Company

Indemnified Realized Losses (continued)

In a separate agreement, W&S assigned the right to receive the recovery of the purchase price on indemnified securities to the Company. As of December 31, 2000, the Company had recovered $47.5 million from the Escrow Account as assigned by W&S. In accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance, the Company netted realized losses from the sale of securities in the Escrow Account with the related gain from indemnification. In addition, the interest maintenance reserve was not reduced by statutory realized losses from escrow assets sold during 2000 because those losses were netted with indemnification income.

15. Subsequent Event

On March 30, 2001, the Company received approximately $77.5 million related to the final settlement of the Escrow Account established under the terms of the Purchase Agreement with W&S (see Note 1). The $77.5 million was used to indemnify statutory realized losses from the deemed "sale or disposal" of the remaining escrow assets for the Company and National Integrity as of February 28, 2001.

16. Reconciliation of Annual Statement to Audited Financial Statements

Total admitted assets, net loss and total capital and surplus at December 31, 1999, as reported in the accompanying audited statutory basis financial statements, differ from the amount reported in the 1999 NAIC Annual Statement filed with insurance regulatory authorities as follows:

                                                           Total
                                                          Admitted                            Capital and
                                                           Assets             Net loss           Surplus
                                                         ------------------------------------------------
                                                                           (In Thousands)
Balance as of December 31, 1999 as reported
   in the NAIC Annual Statement                          $3,545,357           $188,488           $86,823
Reduction in federal income tax recoverable                  (2,211)             2,211            (2,211)
                                                         -----------------------------------------------
Balance as of December 31, 1999 as reported
   in the accompanying audited financial statements      $3,543,146           $190,699           $84,612
                                                         ===============================================

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)   Financial Statements included in Part A:

      Section 1 - Condensed Financial Information for the Portfolios

      Financial Statements included in Part B:

      Integrity Life Separate Account I:


     Report of Independent Auditors
     Statements of Assets and Liabilities as of December 31, 2000
     Statement of Operations for the Year Ended December 31, 2000
     Statements of Changes in Net Assets for the Years Ended December 31, 2000 and 1999 Notes to Financial Statements


     Integrity Life Insurance Company:


     Report of Independent Auditors
     Balance Sheets (Statutory Basis) as of December 31, 2000 and 1999 Statements of Income (Statutory Basis) for the Years Ended
     December 31, 2000 and 1999
     Statements of Changes in Capital and Surplus (Statutory Basis) for the Years Ended December 31, 2000 and 1999
     Statements of Cash Flows (Statutory Basis) for the Years Ended December 31, 2000 and 1999
     Notes to Financial Statements (Statutory Basis)


(b)   Exhibits:

      The following exhibits are filed herewith:

      1. Resolutions of the Board of Directors of Integrity Life Insurance Company (Integrity) authorizing the establishment of Separate Account I, the Registrant. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-8903), filed on September 19, 1986.

      2.    Not applicable.

      3.(a) Form of Selling/General Agent Agreement between Integrity and broker dealers. Incorporated by reference from post-effective amendment no. 5 to Registrant's Form N-4 registration statement (File No. 33-8903), filed on February 28, 1992.

      3.(b) Form of Variable Contract Principal Underwriter Agreement with
            Touchstone Securities, Inc. ("Touchstone Securities"). Incorporated by reference from Post Effective Amendment No.5 to Registrant's Form N-4 registration statement (File No. 33-56654) filed May 1, 2000.

      4.(a) Form of trust agreement. Incorporated by reference from Registrant's
            Form N-4 registration statement (File No. 33-51268), filed on August 24, 1992.

      4.(b) Form of group variable annuity contract. Incorporated by reference from pre-effective amendment no. 1 to Registrant's Form N-4 registration statement (File No. 33-51268), filed on

            November 9, 1992.

      4.(c) Form of variable annuity certificate. Incorporated by reference from Registrant's Form S-1 registration statement (File No. 33-51270), filed on August 24, 1992.

      4.(d) Forms of riders to certificate for qualified plans. Incorporated by reference from pre-effective amendment no. 1 to Registrant's Form N-4 registration statement (File No. 33-51268), filed on November 9, 1992.

      4.(e) Form of individual variable annuity contract. Incorporated by reference to pre-effective amendment no. 1 to Registrant's Form S-1 registration statement (File No. 33-51270), filed on November 10, 1992.

      4.(f) Form of rider for use in certain states eliminating the Guarantee
            Period Options. Incorporated by reference to Registrant's Form N-4 registration statement filed on December 31, 1992.

      4.(g) Alternate form of variable annuity contract for use in certain states. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56654), filed on May 1, 1996.

      5. Form of application. Incorporated by reference to Form N-4 registration statement (File No. 33-56658), filed on December 31, 1992.

      6.(a) Certificate of Incorporation of Integrity. Incorporated by reference to post-effective amendment no. 4 to Registrant's Form N-4 registration statement (File No. 33-56654), filed on April 28, 1995.

      6.(b) By-Laws of Integrity. Incorporated by reference to post-effective amendment no. 4 to Registrant's Form N-4 registration statement (File No. 33-56654), filed on April 28, 1995.

      7. Reinsurance Agreement between Integrity and Connecticut General Life Insurance Company (CIGNA) effective January 1, 1995. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56654), filed on May 1, 1996.

      8.(a) Participation Agreement Among Variable Insurance Products Fund,
            Fidelity Distributors Corporation ("FDC") and Integrity, dated November 20, 1990. Incorporated by reference from post-effective amendment no. 5 to Registrant's Form N-4 registration statement (File No. 33-8903), filed on February 28, 1992.

      8.(b) Participation Agreement Among Variable Insurance Products Fund II,
            FDC and Integrity, dated November 20, 1990. Incorporated by reference from post-effective amendment no. 5 to Registrant's Form N-4 registration statement (File No. 33-8903), filed on February 28, 1992.

      8.(c) Amendment No. 1 to Participation Agreements Among Variable Insurance
            Products Fund, Variable Insurance Products Fund II, FDC, and Integrity. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56654), filed on May 1, 1996.

      8.(d) Participation Agreement Among Variable Insurance Products Fund III,
            FDC and Integrity, dated February 1, 1997. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56658), filed on May 1, 1997.

      8.(e) Form of participation Agreement among The Legends Funds, Inc.
            (formerly known as the Integrity Series Fund, Inc.) Touchstone Securities, Inc. (successor in interest to Integrity Financial Services, Inc.) and Integrity, incorporated by reference to Registrant's registration statement on Form N-4 (File No. 33-51268) filed August 24, 1992.


      8.(f) Form of Participation Agreement among Putnam Variable Trust, Putnam
            Mutual Fund Corp., Touchstone Securities, Inc. and Integrity, incorporated by reference to Registrant's registration statement on Form N-4 (File No. 33-44876) file November 13, 2000.

      8.(g) Form of Participation Agreement among Van Kampen Funds, Inc.,
            Touchstone Securities, Inc. and Integrity, incorporated by reference to Registrant's registration statement. On Form N-4 (File No. 33-44876) filed November 13, 2000.

      8.(h) Form of Participation Agreement among Touchstone Variable Series
            Trust, Touchstone Securities, Inc. and Integrity.


      9.    Opinion and Consent of G. Stephen Wastek.

      10.   Consents of Ernst & Young LLP.

      11.   Not applicable.

      12.   Not applicable.

      13. Schedule for computation of performance quotations. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56654), filed on May 1, 1996.

Item 25. Directors and Officers of the Depositor

      Set forth below is information regarding the directors and principal officers of Integrity, the Depositor.


Directors:

Name and Principal Business Address     Position and Offices with Depositor

John F. Barrett(2)                      Director

Dennis L. Carr(1)                       Director, Executive Vice President &
                                        Chief Actuary

John R. Lindholm(1)                     Director and President

Robert L. Walker(2)                     Director

William J. Williams(2)                  Director

Donald J. Wuebbling(2)                  Director

Officers

Name and Principal Business Address     Position and Offices with Depositor

William J. Williams(2)                  Chairman of the Board

John F. Barrett(2)                      Vice Chairman of the Board

John R. Lindholm(1)                     Director and President

Dennis L. Carr(1)                       Executive Vice President & Chief Actuary

James G. Kaiser                         Executive Vice President
333 Ludlow Street,
Stamford, Connecticut 06902

Don W. Cummings(1)                      Senior Vice President &
                                        Chief Financial Officer

William F. Ledwin(1)                    Senior Vice President &
                                        Chief Investment Officer

William H. Guth(1)                      Senior Vice President

Edward J. Haines(1)                     Senior Vice President

Kevin L. Howard(1)                      Senior Vice President

Jill R. Keinsley(1)                     Senior Vice President

Kenneth A. Palmer(1)                    Senior Vice President, Producer &
                                        Client Services

Scott Vincini                           Senior Vice President,
333 Ludlow Street,                      National Sales Manager
Stamford, Connecticut  06902

Laurel Durham(1)                        Vice President, National Sales

David G. Ennis(2)                       Vice President, Auditor

Phillip E. King(1)                      Vice President

Paul M. Kruth(1)                        Vice President

Mark W. Murphy(1)                       Vice President

Richard K. Taulbee(2)                   Vice President, Taxes

James J. Vance(2)                       Vice President & Treasurer

M. Lisa Cooper(1)                       Product Compliance Officer

Elizabeth A. Rubin(2)                   Administrative Officer

David L. DiMartino(1)                   Managing Actuary

Michael W. Collier(1)                   Director of New Business

Lisa C. Heffley(1)                      Director, Agent Licensing & Commissions

Joseph F. Vap(1)                        Director, Financial Operations

Edward J. Babbitt(2)                    Secretary

Meredith Hettinger(1)                   Assistant Secretary

Robert F. Morand(2)                     Assistant Secretary

Lee Ann Risner(1)                       Assistant Secretary

G. Stephen Wastek(1)                    Assistant Secretary

Jeffery D. Meek(2)                      Assistant Treasurer

Heather G. Napier(2)                    Assistant Treasurer

Elaine M. Reuss(2)                      Assistant Treasurer

Timothy D. Speed(2)                     Assistant Treasure

(1)   Principal Business Address: 515 West Market Street, Louisville, Kentucky
      40202

(2)   Principal Business Address: 400 Broadway, Cincinnati, Ohio 45202


Item 26. Persons Controlled by or Under Common Control with Integrity or Registrant

The Western and Southern Life Insurance Company ("WSLIC"); Ohio corporation

      Western-Southern Life Assurance Company ("WSLAC"); Ohio corporation; 100% owned by WSLIC

            Courtyard Nursing Care, Inc.; Ohio corporation; 100% owned by WSLAC;
                 ownership and operation of real estate.

            IFS Financial Services, Inc. ("IFS"); Ohio corporation; 100% owned by WSLAC; development and marketing of financial products for distribution through financial institutions.

                 IFS Systems, Inc.; Delaware corporation; 100% owned by IFS; development, marketing and support of software systems.

                 IFS Insurance Agency, Inc.; Ohio corporation; 99% owned by IFS, 1% owned by William F. Ledwin; general insurance agency.

                 Touchstone Securities, Inc.; Nebraska corporation; 100% owned by IFS; securities broker-dealer.

                 Touchstone Advisors, Inc.; Ohio corporation; 100% owned by IFS;
                      registered investment adviser.

                 IFS Agency Services, Inc.; Pennsylvania corporation; 100%
                      owned by IFS; general insurance agency.

                 IFS Agency, Inc.; Texas corporation; 100% owned by an
                      individual; general insurance agency.

                 IFS General Agency, Inc.; Pennsylvania corporation; 100% owned by William F. Ledwin; general insurance agency.


                 Ft. Washington Brokerage Services, Inc.; Ohio corporation;
                      100% owned by IFS Financial Services, Inc.; registered investment advisor and broker dealer.

                 IFS Fund Distributors, Inc.; Ohio corporation; 100% owned by
                      IFS Financial Services, Inc.; registered broker dealer

                 Integrated Fund Services, Inc.; Ohio corporation; 100% owned by
                      IFS Financial Services, Inc; registered transfer agent.


Integrity Life Insurance Company; Ohio corporation; 100% owned by WSLIC.

National Integrity Life Insurance Company; New York corporation; 100% owned by
     Integrity Life Insurance Company.

Seasons Congregate Living, Inc.; Ohio corporation; 100% owned by WSLIC;
     ownership and operation of real estate.

Latitudes at the Moors, Inc.; Florida corporation; 100% owned by WSLIC;
     ownership and operation of real estate.

WestAd Inc.; Ohio corporation; 100% owned by WSLIC, general advertising, book-selling and publishing.

Fort Washington Investment Advisors, Inc.; Ohio corporation; 100% owned by
     WSLIC; registered investment adviser.

     Todd Investment Advisors, Inc.; Kentucky corporation; 100% owned by Fort
          Washington Investment Advisors, Inc.; registered investment adviser.




Columbus Life Insurance Company; Ohio corporation; 100% owned by WSLIC;
     insurance.

     Colmain Properties, Inc.; Ohio corporation; 100% owned by Columbus Life
          Insurance Company; acquiring, owning, managing, leasing, selling real estate.

            Colpick, Inc.; Ohio corporation; 100% owned by Colmain Properties,
                 Inc.; acquiring, owning, managing, leasing and selling real estate.

      CAI Holding Company, Inc.; Ohio corporation; 100% owned by Columbus Life
           Insurance Company; holding company.

           Capital Analysts Incorporated; Delaware corporation; 100% owned by
              CAI Holding Company; securities broker-dealer and registered investment advisor.

           Capital Analysts Agency, Inc.; Ohio corporation; 99% owned by Capital
              Analysts Incorporated, 1% owned by William F. Ledwin; general insurance agency.

           Capital Analysts Agency, Inc.; Texas corporation; 100% owned by an individual who is a resident of Texas, but under contractual association with Capital Analysts Incorporated; general insurance agency.

           Capital Analysts Insurance Agency, Inc.; Massachusetts corporation;
              100% owned by Capital Analysts Incorporated; general insurance agency.

      CLIC Company I; Delaware corporation; 100% owned by Columbus Life
           Insurance Company; holding company.

      CLIC Company II; Delaware corporation; 100% owned by Columbus Life
           Insurance Company; holding company.

Eagle Properties, Inc.; Ohio corporation; 100% owned by WSLIC; ownership, development and management of real estate.

     Seasons Management Company; Ohio corporation; 100 % owned by Eagle
          Properties, Inc.; management of real estate.

Waslic Company II; Delaware corporation; 100% owned by WSLIC; holding company.

WestTax, Inc.; Ohio corporation, 100% owned by WSLIC; preparation and electronic filing of tax returns.

Florida Outlet Marts, Inc.; Florida corporation; 100% owned by WSLIC; ownership and operation of real estate.

AM Concepts Inc.; Delaware corporation, 100% owned by WSLIC; venture capital investment in companies engaged in alternative marketing of financial products.

Western-Southern Agency, Inc.; Ohio corporation; 99% owned by WSLIC; 1% owned by
     William F. Ledwin; general insurance agency.

Western-Southern Agency Services, Inc.; Pennsylvania corporation; 100% owned by
     WSLIC; general
 insurance agency.

      W-S Agency of Texas, Inc.; Texas corporation; 100% owned by an individual; general insurance agency.

Item 27. Number of Contract Owners


      As of March 1, 2001 there were 9651 contract owners of Separate Account I of Integrity.


Item 28. Indemnification

By-Laws of Integrity. Integrity's By-Laws provide, in Article V, as follows:

      Section 5.1 Indemnification of Directors, Officers, Employees and Incorporators. To the extent permitted by the laws of the State of Ohio, subject to all applicable requirements thereof:

      (a) The Corporation shall indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, r proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the Corporation, by reason of the fact that he is or was a Director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a Director, trustee, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees ,judgements, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

      (b) The Corporation shall indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, trustee, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect to any of the following:

            (1) Any claim, issue, or matter as to which such person is adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless, and only to the extent the court of common pleas or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

            (2) Any action of suit in which the only liability asserted against a Director is pursuant to Section 1701.95 of the Ohio Revised Code.

      (c) To the extent that a Director, trustee, officer, employee, or agent has been successful in the merits or otherwise in defense of any action, suit, or proceeding referred to in division (a) and (b) of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the action, suit, or proceeding.

      (d) Any indemnification under divisions (a) and (b) of this Article, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon the determination that indemnification of the Director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (a) and (b) of this Article. Such determination shall be made as follows:

            (1) By a majority vote of a quorum consisting of Directors of the Corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

            (2) If the quorum described in division (d)(1) of this Article is not obtainable or if a majority vote of a quorum of disinterested Directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the Corporation or any person to be indemnified within the past five years;

            (3) By the Shareholders; or

            (4) By the court of common pleas or the court in which such action, suit or proceeding was brought.

            Any determination made by the disinterested Directors under Article
      (d)(1) or by independent legal counsel under Article (d)(2) shall be promptly communicated to the person who threatened or brought the action or suit by in the right of the Corporation under (b) of this Article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

      (e)(1) Expenses, including attorney's fees, incurred by a Director in defending the action, suit, or proceeding shall be paid by the Corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the Director in which he agrees to do both of the following:

            (i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Corporation or undertaken with reckless disregard for the best interests of the Corporation;

            (ii) Reasonably cooperate with the Corporation concerning the action, suit or proceeding.

(2) Expenses, including attorney's fees, incurred by a Director, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (a) and (b) of this Article, may be paid by the Corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the Directors in the specific case upon receipt of an undertaking by or on behalf of the Director, officer, employee, or agent to repay such amount, if it ultimately is determined that he is not entitled to be indemnified by the Corporation.

(f) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the Articles or the Regulations for any agreement, vote of Shareholders or disinterested Directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(g) The Corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self insurance, on behalf of or for any person who is or was a Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the Corporation has a financial interest.

Item 29. Principal Underwriters

(a) Touchstone Securities is the principal underwriter for Separate Account I. Touchstone Securities also serves as an underwriter for the contracts issued under Integrity's Separate Accounts II, VUL and Ten; National Integrity Life Insurance Company's Separate Accounts I, II, and VUL; contracts issued under Western-Southern Life Assurance Company's Separate Accounts 1 and 2; The Legends Fund, Inc.; and for the shares of several series (Funds) of Touchstone Series Trust (formerly Select Advisors Trust A), Touchstone Strategic Trust, Touchstone Investment Trust and Touchstone Tax-Free Trust; each of which is affiliated with the Depositor. Integrity is the Depositor of Separate Accounts I, II, Ten and VUL.

(b) The names and business addresses of the officers and directors of, and their positions with, Touchstone Securities are as follows:

Directors:


Name and Principal Business Address     Position and Offices with Touchstone Securities
-----------------------------------     -----------------------------------------------
James N. Clark(1)                       Director

Jill T. McGruder(3)                     Director, Chief Executive Officer and President

Edward S. Heenan(1)                     Director and Controller

William F. Ledwin(1)                    Director

Donald J. Wuebbling(1)                  Director

Officers:

Jill T McGruder(3)                      President and CEO

Richard K. Taulbee(1)                   Vice President

Robert F. Morand(1)                     Secretary

Patricia Wilson(1)                      Chief Compliance Officer

Edward S. Heenan(1)                     Controller

James J. Vance(1)                       Vice President and Treasurer

Robert F. Morand(1)                     Secretary

Terrie A. Wiedenheft(3)                 Chief Financial Officer

Don W. Cummings(2)                      Vice President

Elaine M. Reuss(1)                      Assistant Treasurer

Jospeh Vap(2)                           Assistant Treasurer

David L. Anders(2)                      Assistant Vice President

Laurel S. Durham(2)                     Assistant Vice President

Lisa C. Heffley(2)                      Assistant Vice President

Patricia L. Tackett(2)                  Assistant Vice President

Mark Murphy(2)                          Assistant Vice President

(1)   Principal Business Address: 400 Broadway, Cincinnati, Ohio 45202
(2)   Principal Business Address: 515 W. Market St. Louisville, Kentucky 40241
(3) Principal Business Address: 221 East Fourth St., Suite 300, Cincinnati, Ohio 45202


(c) Not applicable.

Item 30. Location of Accounts and Records

      The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Integrity at 515 West Market Street, Louisville, Kentucky 40202.

Item 31. Management Services

There are currently no management-related services provided to the Registrant.

Item 32. Undertakings

The Registrant hereby undertakes:

(a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Integrity represents that the aggregate charges under variable annuity contracts described in this Registration Statement are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Integrity.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all of the requirements for effectiveness of this post-effective amendment to their Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this amendment to the Registration Statement to be signed on their behalf, in the City of Louisville and State of Kentucky on this 1st day of May, 2001.


                                                SEPARATE ACCOUNT I OF
                                          INTEGRITY LIFE INSURANCE COMPANY
                                                    (Registrant)

                                        By:  Integrity Life Insurance Company
                                                     (Depositor)

                                        By: /s/ John R. Lindholm
                                           -------------------------------------
                                                John R. Lindholm
                                                     President

                                          INTEGRITY LIFE INSURANCE COMPANY
                                                     (Depositor)

                                        By:  /s/ John R. Lindholm
                                           -------------------------------------
                                                 John R. Lindholm
                                                     President

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has duly caused this amendment to the Registration Statement to be signed on its behalf, in the City of Louisville and State of Kentucky on this 1st day of May, 2001.


                                        INTEGRITY LIFE INSURANCE COMPANY
                                                   (Depositor)

                                        By:  /s/ John R. Lindholm
                                           -------------------------------------
                                                 John R. Lindholm
                                                    President

As required by the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.


PRINCIPAL EXECUTIVE OFFICER:            /s/ John R. Lindholm
                                        ----------------------------------------
                                        John R. Lindholm, President
                                        Date: 5/1/2001

PRINCIPAL FINANCIAL OFFICER:            /s/ Don W. Cummings
                                        ----------------------------------------
                                        Don Cummings, Senior Vice President and
                                        Chief Financial Officer
                                        Date: 5/1/2001

PRINCIPAL ACCOUNTING OFFICER:           /s/ Joseph F. Vap
                                        ----------------------------------------
                                        Joseph F. Vap, Director, Financial
                                        Operations
                                        Date: 5/1/2001


DIRECTORS:


/s/ John F. Barrett                     /s/ William J. Williams
-----------------------------------     ----------------------------------------
John F. Barrett                         William J. Williams
Date: 5/1/2001                          Date: 5/1/2001


/s/ Dennis L. Carr                      /s/ Donald J. Wuebbling
-----------------------------------     ----------------------------------------
Dennis L. Carr                          Donald J. Wuebbling
Date: 5/1/2001                          Date: 5/1/2001


/s/ John R. Lindholm
-----------------------------------
John R. Lindholm
Date: 5/1/2001


/s/ Robert L. Walker
-----------------------------------
Robert L. Walker
Date: 5/1/2001

                                  Exhibit Index

Exhibit Number





8.(h). Form of Touchstone Participation Agreement


9.    Opinion and Consent of G. Stephen Wastek

10.   Consent of Ernst and Young